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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-01540
AIM Funds Group (Invesco Funds Group)
(Exact name of registrant as specified in charter)
11 Greenway Plaza, Suite 2500 Houston, Texas 77046
(Address of principal executive offices) (Zip code)
Philip A. Taylor 11 Greenway Plaza, Suite 2500 Houston, Texas 77046
(Name and address of agent for service)
Registrant’s telephone number, including area code: (713) 626-1919
Date of fiscal year end: 12/31
Date of reporting period: 6/30/10

Item 1. Reports to Stockholders.

Invesco Basic Balanced Fund
Semiannual Report to Shareholders ▪ June 30, 2010

2	Fund Performance
4	Letters to Shareholders
5	Schedule of Investments
12	Financial Statements
14	Notes to Financial Statements
22	Financial Highlights
23	Fund Expenses
24	Approval of Investment Advisory and Sub-Advisory Agreements
For the most current month-end Fund performance and commentary, please visit invesco.com/performance.
Unless otherwise noted, all data provided by Invesco.
This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Performance
Performance summary
Fund vs. Indexes
Cumulative total returns, 12/31/09 to 6/30/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-6.98%
Class B Shares	-7.25
Class C Shares	-7.34
Class R Shares	-7.10
Class Y Shares	-6.78
Investor Class Shares	-6.99
Institutional Class Shares	-6.68
S&P 500 Index▼ (Broad Market Index)	-6.64
Custom Basic Balanced Index ■ (Style-Specific Index)	-0.82
Lipper Mixed-Asset Target Allocation Moderate Funds Index▼ (Peer Group Index)	-2.76

▼ Lipper Inc.; ■Invesco, Lipper Inc.
The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.
     The Custom Basic Balanced Index, created by Invesco to serve as a benchmark for Invesco Basic Balanced Fund, is composed of the following indexes: Russell 1000® Value (60%) and Barclays Capital U.S. Aggregate (40%). The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co. An investment cannot be made directly in an index.
     The Lipper Mixed-Asset Target Allocation Moderate Funds Index is an unmanaged index considered representative of mixed-asset target allocation moderate funds tracked by Lipper.
     The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.
2      Invesco Basic Balanced Fund

Average Annual Total Returns
As of 6/30/10, including maximum applicable sales charges

Class A Shares
Inception (9/28/01)	0.94%
5 Years	-2.99
1 Year	7.78

Class B Shares
Inception (9/28/01)	0.94%
5 Years	-2.98
1 Year	8.06

Class C Shares
Inception (9/28/01)	0.87%
5 Years	-2.64
1 Year	12.06

Class R Shares
Inception	1.37%
5 Years	-2.15
1 Year	13.59

Class Y Shares
Inception	1.65%
5 Years	-1.80
1 Year	14.26

Investor Class Shares
Inception	1.58%
5 Years	-1.90
1 Year	13.87

Institutional Class Shares
Inception	1.94%
5 Years	-1.43
1 Year	14.42
Class R shares incepted on April 30, 2004. Performance shown prior to that date is that of Class A shares, restated to reflect the higher 12b-1 fees applicable to Class R shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     Investor Class shares incepted on July 15, 2005. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     Institutional Class shares incepted on April 30, 2004. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares was 1.33%, 2.08%, 2.08%, 1.58%, 1.08%, 1.33% and 0.78%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Investor Class and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
3      Invesco Basic Balanced Fund

Letters to Shareholders
Bruce Crockett
Dear Fellow Shareholders:
Although the global markets have improved since their lows of 2009, they remain challenging as governments around the world work to ensure the recovery remains on track. In this volatile environment, it’s comforting to know that your Board is committed to putting your interests first. We realize you have many choices when selecting a money manager, and your Board is working hard to ensure you feel you’ve made the right choice.
     To that end, I’m pleased to share the news that Invesco has completed its acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. This acquisition greatly expands the breadth and depth of investment strategies we can offer you. As a result of this combination, Invesco gained investment talent for a number of investment strategies, including U.S. value equity, U.S. small cap growth equity, tax-free municipals, bank loans and others. Another key advantage of this combination is the highly complementary nature of our cultures. This is making it much easier to bring our organizations together while ensuring that our investment teams remain focused on managing your money.
     We view this addition as an excellent opportunity for you, our shareholders, to have access to an even broader range of well-diversified mutual funds. Now that the acquisition has closed, Invesco is working to bring the full value of the combined organization to shareholders. The key goals of this effort are to ensure that we have deeply resourced and focused investment teams, a compelling line of products and enhanced efficiency, which will benefit our shareholders now and over the long term.
     It might interest you to know that the mutual funds of the combined organization are overseen by a single fund Board composed of 17 current members, including four new members who joined us from Van Kampen/Morgan Stanley. This expanded Board will continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we have always maintained.
     As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving your interests.
Sincerely,

Bruce L. Crockett
Independent Chair, Invesco Funds Board of Trustees

    Philip Taylor
Dear Shareholders:
I’m pleased to present this report on your Fund’s performance for the six months ended June 30, 2010. Whether you’re a long-time Invesco client or a shareholder who joined us as a result of our June 1 acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, I’m glad you’re part of the Invesco family.
     At Invesco, we’re committed to providing you with timely information about market conditions, answering questions you may have about your investments and offering outstanding customer service. At our website, invesco.com/us, you can obtain unique market perspectives, useful investor education information and your Fund’s most recent quarterly commentary.
     I believe Invesco, as a leading global investment manager, is uniquely positioned to serve your needs.
     First, we are committed to investment excellence. We believe the best investment insights come from specialized investment teams with discrete investment perspectives, each operating under a disciplined philosophy and process with strong risk oversight and quality controls.
     Second, we offer you a broad range of investment products that can be tailored to your needs and goals. These products include single-country, regional and global investment options spanning major equity, fixed income and alternative asset classes.
     And third, we have just one focus: investment management. At Invesco, we believe that focus brings success, and that’s why investment management is all we do.
     If you have questions about your account, please contact one of our client services representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, please email me directly at phil@invesco.com.
     Thank you for investing with us.
Sincerely,

Philip Taylor
Senior Managing Director, Invesco
4      Invesco Basic Balanced Fund

Schedule of Investments(a)

June 30, 2010
(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–66.29%
Advertising–0.54%
Interpublic Group of Cos., Inc. (The)(b)	439,614	$3,134,453

Aerospace & Defense–0.32%
General Dynamics Corp.	31,769	1,860,393

Air Freight & Logistics–0.47%
FedEx Corp.	39,316	2,756,445

Apparel Retail–0.63%
Gap, Inc. (The)	188,957	3,677,103

Asset Management & Custody Banks–0.92%
Janus Capital Group Inc.	201,894	1,792,819

State Street Corp.	105,642	3,572,812

		5,365,631

Automobile Manufacturers–0.40%
Ford Motor Co.(b)	230,036	2,318,763

Biotechnology–0.83%
Genzyme Corp.(b)	95,794	4,863,461

Cable & Satellite–1.99%
Comcast Corp.–Class A	380,489	6,609,094

Time Warner Cable Inc.	95,947	4,996,920

		11,606,014

Communications Equipment–0.95%
Cisco Systems, Inc.(b)	260,937	5,560,567

Computer Hardware–1.90%
Dell Inc.(b)	314,188	3,789,107

Hewlett-Packard Co.	168,809	7,306,054

		11,095,161

Consumer Electronics–0.69%
Sony Corp.–ADR (Japan)	151,508	4,042,233

Data Processing & Outsourced Services–0.54%
Western Union Co.	210,245	3,134,753

Diversified Banks–1.19%
U.S. Bancorp	113,858	2,544,726

Wells Fargo & Co.	171,848	4,399,309

		6,944,035

Diversified Chemicals–1.18%
Dow Chemical Co. (The)	173,424	4,113,617

PPG Industries, Inc.	45,832	2,768,711

		6,882,328

Diversified Metals & Mining–0.41%
Freeport-McMoRan Copper & Gold Inc.	40,621	2,401,920

Diversified Support Services–0.37%
Cintas Corp.	90,678	2,173,552

Drug Retail–0.55%
Walgreen Co.	120,068	3,205,816

Electric Utilities–2.87%
American Electric Power Co., Inc.	263,384	8,507,303

Edison International	56,572	1,794,464

Entergy Corp.	43,824	3,138,675

FirstEnergy Corp.	94,095	3,314,967

		16,755,409

Food Distributors–0.79%
Sysco Corp.	160,453	4,584,142

Health Care Distributors–0.48%
Cardinal Health, Inc.	82,480	2,772,153

Health Care Equipment–0.88%
Covidien PLC (Ireland)	127,875	5,138,018

Home Improvement Retail–1.12%
Home Depot, Inc. (The)	232,777	6,534,050

Human Resource & Employment Services–0.70%
Manpower Inc.	50,971	2,200,928

Robert Half International, Inc.	78,983	1,860,049

		4,060,977

Hypermarkets & Super Centers–1.21%
Wal-Mart Stores, Inc.	146,605	7,047,302

Industrial Conglomerates–3.76%
General Electric Co.	813,708	11,733,670

Siemens AG–ADR (Germany)	47,149	4,221,250

Tyco International Ltd.	169,045	5,955,455

		21,910,375

Industrial Machinery–1.61%
Dover Corp.	109,489	4,575,546

Ingersoll-Rand PLC (Ireland)	140,123	4,832,842

		9,408,388

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5        Invesco Basic Balanced Fund

	Shares	Value

Insurance Brokers–2.20%
Marsh & McLennan Cos., Inc.	568,065	$12,809,866

Integrated Oil & Gas–4.88%
ConocoPhillips	81,369	3,994,404

Exxon Mobil Corp.	68,145	3,889,035

Hess Corp.	78,928	3,973,235

Occidental Petroleum Corp.	123,539	9,531,034

Royal Dutch Shell PLC–ADR (United Kingdom)	140,735	7,067,712

		28,455,420

Integrated Telecommunication Services–0.67%
Verizon Communications Inc.	138,285	3,874,746

Internet Software & Services–2.21%
eBay Inc.(b)	456,563	8,953,200

Yahoo! Inc.(b)	283,194	3,916,573

		12,869,773

Investment Banking & Brokerage–0.89%
Charles Schwab Corp. (The)	365,783	5,186,803

IT Consulting & Other Services–0.63%
Amdocs Ltd.(b)	137,730	3,698,051

Life & Health Insurance–0.43%
Principal Financial Group, Inc.	106,045	2,485,695

Managed Health Care–0.96%
UnitedHealth Group Inc.	198,008	5,623,427

Motorcycle Manufacturers–0.34%
Harley-Davidson, Inc.	89,777	1,995,743

Movies & Entertainment–3.25%
Time Warner Inc.	258,336	7,468,494

Viacom Inc.–Class B	365,964	11,480,290

		18,948,784

Office Services & Supplies–0.40%
Avery Dennison Corp.	72,807	2,339,289

Oil & Gas Equipment & Services–0.82%
Schlumberger Ltd.	86,655	4,795,488

Oil & Gas Exploration & Production–1.71%
Anadarko Petroleum Corp.	118,508	4,276,954

Devon Energy Corp.	63,742	3,883,162

Noble Energy, Inc.	30,073	1,814,304

		9,974,420

Other Diversified Financial Services–5.60%
Bank of America Corp.	672,275	9,660,592

Citigroup Inc.(b)	1,063,358	3,998,226

JPMorgan Chase & Co.	519,194	19,007,692

		32,666,510

Packaged Foods & Meats–1.99%
Kraft Foods Inc.–Class A	313,060	8,765,680

Unilever N.V. (Netherlands)	104,629	2,858,464

		11,624,144

Personal Products–0.68%
Avon Products, Inc.	149,353	3,957,855

Pharmaceuticals–5.29%
Abbott Laboratories	64,888	3,035,461

Bayer AG–ADR (Germany)	73,396	4,095,497

Bristol-Myers Squibb Co.	303,115	7,559,688

Merck & Co., Inc.	186,764	6,531,137

Pfizer Inc.	384,669	5,485,380

Roche Holdings AG–ADR (Switzerland)	120,202	4,154,986

		30,862,149

Property & Casualty Insurance–0.79%
Chubb Corp. (The)	91,983	4,600,070

Regional Banks–2.57%
BB&T Corp.	132,399	3,483,418

Fifth Third Bancorp	238,266	2,928,289

PNC Financial Services Group, Inc.	151,626	8,566,869

		14,978,576

Semiconductor Equipment–0.34%
Lam Research Corp.(b)	52,146	1,984,677

Semiconductors–0.80%
Intel Corp.	239,014	4,648,822

Soft Drinks–0.54%
Coca-Cola Co. (The)	62,186	3,116,762

Wireless Telecommunication Services–1.00%
Vodafone Group PLC–ADR (United Kingdom)	282,589	5,841,115

Total Common Stocks & Other Equity Interests (Cost $393,583,959)		386,571,627

	Principal
	Amount
Bonds & Notes–12.47%
Airlines–0.05%
Delta Air Lines Inc.–Series 2001-1, Class A-2, Sr. Sec. Pass Through Ctfs., 7.11%, 09/18/11	$300,000	311,625

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6        Invesco Basic Balanced Fund

	Principal
	Amount	Value

Automotive Retail–0.27%
Advance Auto Parts Inc., Sr. Unsec. Gtd. Notes, 5.75%, 05/01/20	$450,000	$457,313

AutoZone Inc., Sr. Unsec. Notes, 5.88%, 10/15/12	1,040,000	1,123,159

		1,580,472

Brewers–0.18%
Anheuser-Busch InBev Worldwide Inc., Sr. Unsec. Gtd. Global Notes, 5.38%, 01/15/20	950,000	1,026,806

Broadcasting–0.51%
CBS Corp., Sr. Unsec. Gtd. Global Notes, 5.75%, 04/15/20	950,000	1,015,123

COX Communications Inc., Sr. Unsec. Bonds, 8.38%, 03/01/39(c)	640,000	842,929

Sr. Unsec. Global Notes, 5.45%, 12/15/14	400,000	441,008

COX Enterprises Inc., Sr. Unsec. Notes, 7.88%, 09/15/10(c)	645,000	652,257

		2,951,317

Consumer Finance–0.08%
Capital One Bank USA N.A., Sr. Unsec. Global Notes, 5.75%, 09/15/10	440,000	443,867

Diversified Banks–1.12%
Barclays Bank PLC (United Kingdom), Sr. Unsec. Global Notes, 5.13%, 01/08/20	1,140,000	1,141,631

Nordea Bank A.B. (Sweden)–Series 2, Sr. Unsec. Notes, 3.70%, 11/13/14(c)	880,000	900,383

Royal Bank of Scotland PLC (The) (United Kingdom), Sr. Unsec. Gtd. Floating Rate Medium-Term Notes, 0.47%, 10/28/11(c)(d)	900,000	899,494

Sr. Unsec. Gtd. Global Notes, 4.88%, 03/16/15	555,000	552,864

Standard Chartered PLC (United Kingdom), Sr. Unsec. Notes, 3.85%, 04/27/15(c)	260,000	260,232

5.50%, 11/18/14(c)	1,140,000	1,264,242

US Bank N.A., Sub. Notes, 3.78%, 04/29/20	750,000	762,554

Wells Fargo & Co., Sr. Unsec. Global Notes, 3.63%, 04/15/15	750,000	763,995

		6,545,395

Diversified Capital Markets–0.09%
UBS AG (Switzerland), Sr. Unsec. Medium-Term Notes, 5.75%, 04/25/18	520,000	546,143

Electric Utilities–0.70%
Carolina Power & Light Co., Sec. First Mortgage Bonds, 5.30%, 01/15/19	330,000	371,740

DCP Midstream LLC, Sr. Unsec. Notes, 7.88%, 08/16/10	1,650,000	1,662,578

Enel Finance International S.A. (Luxembourg), Sr. Unsec. Gtd. Notes, 3.88%, 10/07/14(c)	600,000	604,906

Ohio Power Co.–Series M, Sr. Unsec. Notes, 5.38%, 10/01/21	950,000	1,026,238

PPL Electric Utilities Corp., Sec. First Mortgage Bonds, 6.25%, 05/15/39	355,000	414,232

		4,079,694

Gold–0.17%
Newmont Mining Corp., Sr. Unsec. Gtd. Notes, 5.13%, 10/01/19	950,000	1,015,996

Health Care Equipment–0.19%
Boston Scientific Corp., Sr. Unsec. Notes, 6.00%, 01/15/20	540,000	537,916

CareFusion Corp., Sr. Unsec. Global Notes, 6.38%, 08/01/19	475,000	542,255

		1,080,171

Health Care Services–0.25%
Express Scripts Inc., Sr. Unsec. Gtd. Global Notes, 6.25%, 06/15/14	1,300,000	1,472,786

Hotels, Resorts & Cruise Lines–0.33%
Hyatt Hotels Corp., Sr. Unsec. Notes, 5.75%, 08/15/15(c)	1,400,000	1,484,137

Wyndham Worldwide Corp., Sr. Unsec. Notes, 7.38%, 03/01/20	430,000	433,762

		1,917,899

Industrial REIT’s–0.23%
ProLogis, Sr. Unsec. Notes, 6.88%, 03/15/20	1,400,000	1,321,160

Integrated Telecommunication Services–0.90%
British Telecommunications PLC (United Kingdom), Sr. Unsec. Global Notes, 9.38%, 12/15/10	1,280,000	1,325,108

Cellco Partnership/Verizon Wireless Capital LLC, Sr. Unsec. Global Notes, 3.75%, 05/20/11	880,000	902,516

Koninklijke KPN N.V. (Netherlands), Sr. Unsec. Global Bonds, 8.00%, 10/01/10	860,000	873,897

Telecom Italia Capital S.A. (Italy), Sr. Unsec. Gtd. Global Notes, 4.88%, 10/01/10	790,000	794,510

Windstream Georgia Communications Corp., Sr. Unsec. Deb., 6.50%, 11/15/13	1,343,000	1,353,472

		5,249,503

Investment Banking & Brokerage–0.17%
Macquarie Group Ltd. (Australia), Sr. Unsec. Notes, 6.00%, 01/14/20(c)	950,000	1,020,657

Life & Health Insurance–0.68%
MetLife Inc., Sr. Unsec. Global Notes, 7.72%, 02/15/19	1,385,000	1,643,875

Monumental Global Funding II, Sr. Sec. Notes, 5.65%, 07/14/11(c)	565,000	584,468

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7        Invesco Basic Balanced Fund

	Principal
	Amount	Value

Life & Health Insurance–(continued)

Prudential Financial Inc., Series D, Sr. Unsec. Medium-Term Notes, 3.88%, 01/14/15	$950,000	$959,363

7.38%, 06/15/19	655,000	752,508

		3,940,214

Managed Health Care–0.16%
UnitedHealth Group Inc., Sr. Unsec. Notes, 5.25%, 03/15/11	925,000	948,965

Mortgage Backed Securities–0.27%
U.S. Bank N.A., Sr. Unsec. Medium-Term Global Notes, 5.92%, 05/25/12	1,503,261	1,571,985

Multi-Line Insurance–0.13%
Liberty Mutual Group Inc., Sr. Unsec. Notes, 5.75%, 03/15/14(c)	730,000	762,224

Office Electronics–0.29%
Xerox Corp., Sr. Unsec. Notes, 6.88%, 08/15/11	810,000	855,837

4.25%, 02/15/15	820,000	845,281

		1,701,118

Office REIT’s–0.15%
Digital Realty Trust L.P., Unsec. Gtd. Unsub. Bonds, 5.88%, 02/01/20(c)	855,000	878,827

Oil & Gas Exploration & Production–0.11%
Petrobras International Finance Co. (Cayman Islands), Sr. Unsec. Gtd. Global Notes, 6.88%, 01/20/40	260,000	263,251

XTO Energy Inc., Sr. Unsec. Notes, 5.75%, 12/15/13	310,000	350,699

		613,950

Oil & Gas Storage & Transportation–0.55%
Enterprise Products Operating LLC, Sr. Unsec. Gtd. Notes, 5.20%, 09/01/20	555,000	572,246

6.45%, 09/01/40	555,000	583,290

Spectra Energy Capital LLC, Sr. Unsec. Gtd. Notes, 5.65%, 03/01/20	1,100,000	1,159,459

Transcontinental Gas Pipe Line Co. LLC–Series B, Sr. Unsec. Global Notes, 7.00%, 08/15/11	820,000	863,701

		3,178,696

Other Diversified Financial Services–2.28%
Bank of America Corp., Sr. Unsec. Global Notes, 6.50%, 08/01/16	750,000	813,478

Series L, Sr. Unsec. Medium-Term Notes, 7.38%, 05/15/14	315,000	353,584

Bear Stearns Cos. LLC (The), Sr. Unsec. Floating Rate Notes, 0.70%, 07/19/10(d)	3,070,000	3,070,905

Citigroup Inc., Sr. Unsec. Global Notes, 6.01%, 01/15/15	1,615,000	1,695,228

Countrywide Home Loans Inc.–Series L, Sr. Unsec. Gtd. Medium-Term Global Notes, 4.00%, 03/22/11	395,000	403,091

General Electric Capital Corp., Sr. Unsec. Global Notes, 5.90%, 05/13/14	1,465,000	1,619,974

Sr. Unsec. Medium-Term Global Notes, 5.50%, 01/08/20	950,000	1,007,099

JPMorgan Chase & Co., Sr. Unsec. Global Notes, 4.75%, 05/01/13	1,280,000	1,367,348

Sr. Unsec. Notes, 3.40%, 06/24/15	1,530,000	1,534,131

4.95%, 03/25/20	475,000	493,196

Merrill Lynch & Co. Inc., Sr. Unsec. Medium-Term Notes, 6.88%, 04/25/18	860,000	920,992

Twin Reefs Pass-Through Trust, Floating Rate Pass Through Ctfs., 1.39% (Acquired 12/07/04-10/23/06; Cost $1,609,000)(c)(d)(e)(f)	1,610,000	5,233

		13,284,259

Packaged Foods & Meats–0.20%
Grupo Bimbo SAB de CV (Mexico), Sr. Unsec. Gtd. Notes, 4.88%, 06/30/20(c)	500,000	504,367

Kraft Foods Inc., Sr. Unsec. Global Notes, 5.63%, 11/01/11	620,000	653,059

		1,157,426

Paper Packaging–0.15%
Bemis Co. Inc., Sr. Unsec. Notes, 5.65%, 08/01/14	800,000	883,364

Paper Products–0.10%
International Paper Co., Sr. Unsec. Global Bonds, 7.50%, 08/15/21	475,000	554,962

Pharmaceuticals–0.13%
Abbott Laboratories, Sr. Unsec. Global Notes, 2.70%, 05/27/15	750,000	766,891

Property & Casualty Insurance–0.08%
CNA Financial Corp., Sr. Unsec. Notes, 7.35%, 11/15/19	425,000	455,998

Publishing–0.16%
Reed Elsevier Capital Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 08/01/11	860,000	909,180

Regional Banks–0.16%
PNC Funding Corp., Sr. Unsec. Gtd. Global Notes, 3.63%, 02/08/15	890,000	914,501

Research & Consulting Services–0.17%
ERAC USA Finance LLC, Sr. Gtd. Notes, 2.75%, 07/01/13(c)	480,000	482,904

Unsec. Gtd. Notes, 5.80%, 10/15/12(c)	490,000	532,353

		1,015,257

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8        Invesco Basic Balanced Fund

	Principal
	Amount	Value

Retail REIT’s–0.11%
WT Finance Aust Pty Ltd./ Westfield Capital/WEA Finance LLC (Australia), Sr. Unsec. Gtd. Notes, 4.38%, 11/15/10(c)	$650,000	$656,510

Sovereign Debt–0.13%
Russian Foreign Bond (Russia), Sr. Unsec. Euro Bonds, 3.63%, 04/29/15(c)	800,000	775,500

Specialized Finance–0.24%
NASDAQ OMX Group Inc. (The), Sr. Unsec. Notes, 5.55%, 01/15/20	950,000	973,544

National Rural Utilities Cooperative Finance Corp., Sr. Sec. Notes, 2.63%, 09/16/12	440,000	450,951

		1,424,495

Specialized REIT’s–0.17%
Healthcare Realty Trust Inc., Sr. Unsec. Notes, 6.50%, 01/17/17	950,000	1,000,065

Steel–0.24%
ArcelorMittal (Luxembourg), Sr. Unsec. Global Bonds, 9.00%, 02/15/15	390,000	461,025

Sr. Unsec. Global Notes, 7.00%, 10/15/39	910,000	959,568

		1,420,593

Technology Distributors–0.16%
Avnet Inc., Sr. Unsec. Notes, 5.88%, 06/15/20	950,000	962,008

Tobacco–0.13%
Altria Group Inc., Sr. Unsec. Gtd. Global Notes, 4.13%, 09/11/15	715,000	730,038

Trading Companies & Distributors–0.08%
GATX Corp., Sr. Unsec. Notes, 4.75%, 10/01/12	450,000	473,416

Wireless Telecommunication Services–0.20%
American Tower Corp., Sr. Unsec. Global Notes, 4.63%, 04/01/15	670,000	696,102

Vodafone Group PLC (United Kingdom), Sr. Unsec. Global Notes, 5.50%, 06/15/11	440,000	457,799

		1,153,901

Total Bonds & Notes (Cost $71,274,529)		72,697,834

U.S. Government Sponsored Agency Mortgage-Backed Securities–9.05%
Federal Home Loan Mortgage Corp. (FHLMC)–3.14%
Pass Through Ctfs., 5.50%, 02/01/15 to 02/01/37	8,362,104	9,016,251

7.00%, 06/01/15 to 06/01/32	2,239,735	2,522,603

6.50%, 01/01/16 to 01/01/35	1,429,627	1,574,796

6.00%, 03/01/17 to 01/01/34	2,109,047	2,297,927

4.50%, 10/01/18	149,922	160,011

8.00%, 01/01/27	378,249	436,043

7.50%, 12/01/30 to 03/01/32	229,908	263,521

5.00%, 10/01/33	172,548	183,447

Pass Through Ctfs., TBA, 6.00%, 07/01/40(g)	1,700,000	1,845,297

		18,299,896

Federal National Mortgage Association (FNMA)–4.97%
Pass Through Ctfs., 7.50%, 11/01/15 to 05/01/32	1,524,665	1,757,756

7.00%, 12/01/15 to 09/01/32	1,471,680	1,647,011

6.50%, 05/01/16 to 01/01/37	790,560	877,289

5.00%, 11/01/17 to 11/01/18	957,301	1,029,771

5.50%, 03/01/21 to 11/01/33	148,541	160,227

8.00%, 08/01/21 to 10/01/30	271,503	312,091

6.00%, 03/01/22 to 03/01/37	72,866	79,051

8.50%, 01/01/23 to 10/01/28	564,647	654,203

Pass Through Ctfs., TBA, 4.00%, 07/01/25(g)	1,000,000	1,039,062

4.50%, 07/01/25(g)	2,500,000	2,637,890

5.00%, 07/01/25 to 07/01/40(g)	10,270,000	10,868,725

5.50%, 07/01/25 to 07/01/40(g)	3,350,000	3,598,892

6.00%, 07/01/40(g)	4,000,000	4,338,752

		29,000,720

Government National Mortgage Association (GNMA)–0.94%
Pass Through Ctfs., 5.00%, 03/15/18	820,529	884,721

8.00%, 08/15/22 to 01/20/31	281,386	324,970

7.50%, 06/15/23 to 05/15/32	628,797	715,744

8.50%, 11/15/24 to 02/15/25	31,598	36,728

6.00%, 03/15/29 to 11/15/32	282,099	312,323

7.00%, 02/15/31 to 05/15/32	405,263	460,787

6.50%, 03/15/31 to 02/15/37	2,289,359	2,556,717

5.50%, 09/15/33 to 05/15/35	152,858	166,121

		5,458,111

Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $50,563,093)		52,758,727

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Basic Balanced Fund

	Principal
	Amount	Value

Asset-Backed Securities–6.30%
Accredited Mortgage Loan Trust–Series 2003-3, Class A3, Floating Rate Pass Through Ctfs., 0.73%, 01/25/34(d)	$106,844	$73,640

BA Credit Card Trust–Series 2010-A1, Class A1, Floating Rate Pass Through Ctfs., 0.65%, 09/15/15(d)	850,000	848,306

Banc of America Mortgage Securities Inc.–Series 2003-D, Class 2A1, Floating Rate Pass Through Ctfs., 2.96%, 05/25/33(d)	340,163	338,498

Bear Stearns Adjustable Rate Mortgage Trust–Series 2003-6, Class 1A3, Variable Rate Pass Through Ctfs., 2.70%, 08/25/33(d)	688,118	629,386

Bear Stearns Commercial Mortgage Securities, Series 2004-PWR6, Class A6, Pass Through Ctfs., 4.83%, 11/11/41	235,000	245,625

Series 2005-PWR8, Class A4, Pass Through Ctfs., 4.67%, 06/11/41	2,205,000	2,285,592

Series 2006-PW11, Class A4, Variable Rate Pass Through Ctfs., 5.46%, 03/11/39(d)	1,465,000	1,558,746

Series 2006-T24, Class A4, Pass Through Ctfs., 5.54%, 10/12/41	1,185,000	1,245,573

Chase Issuance Trust, Series 2007-A17, Class A, Pass Through Ctfs., 5.12%, 10/15/14	1,190,000	1,293,317

Series 2009-A3, Class A3, Pass Through Ctfs., 2.40%, 06/17/13	525,000	532,563

Citibank Credit Card Issuance Trust–Series 2009-A5, Class A5, Pass Through Ctfs., 2.25%, 12/23/14	800,000	814,762

Citigroup Mortgage Loan Trust Inc.–Series 2004-UST1, Class A4, Variable Rate Pass Through Ctfs., 2.49%, 08/25/34(d)	1,861,517	1,903,985

Countrywide Asset-Backed Ctfs.–Series 2004-6, Class 2A5, Floating Rate Pass Through Ctfs., 0.74%, 11/25/34(d)	336,932	283,939

Credit Suisse First Boston Mortgage Securities Corp., Series 2004-AR3, Class 5A1, Variable Rate Pass Through Ctfs., 2.82%, 04/25/34(d)	480,809	437,693

Series 2004-AR7, Class 2A1, Variable Rate Pass Through Ctfs., 2.88%, 11/25/34(d)	541,774	518,574

Series 2004-C4, Class A6, Pass Through Ctfs., 4.69%, 10/15/39	2,850,000	2,904,992

Credit Suisse Mortgage Capital Ctfs.–Series 2010-6R, Class 1A1, Pass Through Ctfs., 5.50%, 02/27/37(c)	1,390,126	1,431,595

GS Mortgage Securities Corp. II–Series 2005-GG4, Class A4A, Pass Through Ctfs., 4.75%, 07/10/39	1,205,000	1,248,202

GSR Mortgage Loan Trust–Series 2004-5, Class 2A1, Variable Rate Pass Through Ctfs., 2.88%, 05/25/34(d)	372,061	314,753

Honda Auto Receivables Owner Trust–Series 2009-2, Class A3, Pass Through Ctfs., 2.79%, 01/15/13	955,000	971,996

LB-UBS Commercial Mortgage Trust–Series 2001-WM, Class A2, Pass Through Ctfs., 6.53%, 07/14/16(c)	835,000	865,787

MLCC Mortgage Investors Inc.–Series 2003-G, Class A1, Floating Rate Pass Through Ctfs., 0.67%, 01/25/29(d)	466,596	367,847

Morgan Stanley Capital I, Series 2005-HQ7, Class A4, Variable Rate Pass Through Ctfs., 5.21%, 11/14/42(d)	645,000	688,912

Series 2005-T19, Class A4A, Pass Through Ctfs., 4.89%, 06/12/47	1,500,000	1,590,428

Series 2008-T29, Class A1, Pass Through Ctfs., 6.23%, 01/11/43	926,442	981,904

Morgan Stanley Mortgage Loan Trust–Series 2004-6AR, Class 2A2, Variable Rate Pass Through Ctfs., 2.94%, 08/25/34(d)	286,697	249,036

Nomura Asset Acceptance Corp.–Series 2005-AR1, Class 2A1, Floating Rate Pass Through Ctfs., 0.63%, 02/25/35(d)	34,358	29,189

Option One Mortgage Securities Corp.–Series 2007-4A, Floating Rate Notes, 0.45%, 04/25/12(c)(d)	839,196	629,397

Specialty Underwriting & Residential Finance–Series 2003-BC3, Class A, Floating Rate Pass Through Ctfs., 1.05%, 08/25/34(d)	8,370	6,649

Structured Adjustable Rate Mortgage Loan Trust–Series 2004-3AC, Class A1, Floating Rate Pass Through Ctfs., 2.61%, 03/25/34(d)	686,504	676,116

Structured Asset Securities Corp., Series 2003-37A, Class 7A, Variable Rate Pass Through Ctfs., 2.94%, 12/25/33(d)	208,122	170,731

Series 2004-2AC, Class A1, Floating Rate Pass Through Ctfs., 2.47%, 02/25/34(d)	1,275,227	1,137,938

TIAA Seasoned Commercial Mortgage Trust–Series 2007-C4, Class A2, Variable Rate Pass Through Ctfs., 5.79%, 08/15/39(d)	525,000	552,468

USAA Auto Owner Trust–Series 2009-1, Class A3, Pass Through Ctfs., 3.02%, 06/17/13	1,550,000	1,574,766

Vanderbilt Mortgage Finance–Series 2002-B, Class A4, Pass Through Ctfs., 5.84%, 02/07/26	894,386	911,537

Wachovia Bank Commercial Mortgage Trust, Series 2005-C18, Class A4, Pass Through Ctfs., 4.94%, 04/15/42	2,080,000	2,192,065

Series 2005-C21, Class AJ, Variable Rate Pass Through Ctfs., 5.21%, 10/15/44(d)	685,000	615,382

Series 2005-C21, Class AM, Variable Rate Pass Through Ctfs., 5.21%, 10/15/44(d)	810,000	788,516

WaMu Mortgage Pass Through Ctfs.–Series 2003-AR8, Class A, Floating Rate Pass Through Ctfs., 2.82%, 08/25/33(d)	1,412,544	1,415,006

Wells Fargo Mortgage Backed Securities Trust–Series 2004-Z, Class 2A1, Floating Rate Pass Through Ctfs., 2.97%, 12/25/34(d)	1,485,403	1,388,829

Total Asset-Backed Securities (Cost $35,064,020)		36,714,240

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Basic Balanced Fund

	Principal
	Amount	Value

U.S. Treasury Securities–6.15%
U.S. Treasury Notes–4.62%
0.75%, 05/31/12	$17,760,000	$17,811,338

2.13%, 05/31/15	4,445,000	4,521,398

3.63%, 08/15/19(h)	2,800,000	2,960,125

3.50%, 05/15/20	1,560,000	1,632,394

		26,925,255

U.S. Treasury Bonds–1.53%
5.38%, 02/15/31	5,205,000	6,401,337

4.50%, 08/15/39	1,060,000	1,167,490

4.38%, 05/15/40	1,280,000	1,384,200

		8,953,027

Total U.S. Treasury Securities (Cost $35,206,227)		35,878,282

Municipal Obligations–0.09%
New York City Municipal Water Finance Authority (Taxable Build America Bonds); Series 2010 GG, Water & Sewer System Second General Resolution RB, 5.72%, 06/15/42 (Cost $500,000)	500,000	521,400

	Shares
Money Market Funds–2.98%
Liquid Assets Portfolio–Institutional Class(i)	8,678,084	8,678,084

Premier Portfolio–Institutional Class(i)	8,678,084	8,678,084

Total Money Market Funds (Cost $17,356,168)		17,356,168

TOTAL INVESTMENTS–103.33% (Cost $603,547,996)		602,498,278

OTHER ASSETS LESS LIABILITIES–(3.33)%		(19,389,638)

NET ASSETS–100.00%		$583,108,640

Investment Abbreviations:

ADR	– American Depositary Receipt
Ctfs.	– Certificates
Deb.	– Debentures
Gtd.	– Guaranteed
RB	– Revenue Bonds
REIT	– Real Estate Investment Trust
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
TBA	– To Be Announced
Unsec.	– Unsecured
Unsub.	– Unsubordinated

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at June 30, 2010 was $16,038,402, which represented 2.75% of the Fund’s Net Assets.
(d)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on June 30, 2010.
(e)	Perpetual bond with no specified maturity date.
(f)	Defaulted security. Currently, the issuer is fully in default with respect to interest payments. The value of this security at June 30, 2010 represented less than 0.01% of the Fund’s Net Assets.
(g)	Security purchased on forward commitment basis. This security is subject to dollar roll transactions. See Note 1I.
(h)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1L and Note 4.
(i)	The money market fund and the Fund are affiliated by having the same investment adviser.

Portfolio Composition

By security type, based on total investments
as of June 30, 2010

Common Stocks & Other Equity Interests	64.2%

Bonds & Notes	12.1

U.S. Government Sponsored Agency Mortgage-Backed Securities	8.7

Asset-Backed Securities	6.1

U.S. Treasury Securities	5.9

Municipal Obligations	0.1

Money Market Funds	2.9

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Basic Balanced Fund

Statement of Assets and Liabilities

June 30, 2010
(Unaudited)

Assets:
Investments, at value (Cost $586,191,828)	$585,142,110

Investments in affiliated money market funds, at value and cost	17,356,168

Total investments, at value (Cost $603,547,996)	602,498,278

Foreign currencies, at value (Cost $235,519)	224,160

Receivables for:
Investments sold	279,134,347

Investments sold to affiliates	27,830,913

Variation margin	21,078

Fund shares sold	68,600

Dividends and interest	1,938,838

Investment for trustee deferred compensation and retirement plans	203,162

Other assets	38,852

Total assets	911,958,228

Liabilities:
Payables for:
Investments purchased	288,693,781

Investments purchased from affiliates	37,331,984

Fund shares reacquired	1,692,070

Amount due custodian	15,062

Accrued fees to affiliates	545,574

Accrued other operating expenses	155,469

Trustee deferred compensation and retirement plans	415,648

Total liabilities	328,849,588

Net assets applicable to shares outstanding	$583,108,640

Net assets consist of:
Shares of beneficial interest	$774,137,814

Undistributed net investment income	(63,386)

Undistributed net realized gain (loss)	(189,844,733)

Unrealized appreciation (depreciation)	(1,121,055)

$583,108,640

Net Assets:
Class A	$360,490,222

Class B	$47,987,967

Class C	$57,512,778

Class R	$6,831,642

Class Y	$1,731,220

Investor Class	$108,155,949

Institutional Class	$398,862

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	37,644,270

Class B	5,021,843

Class C	6,015,449

Class R	713,566

Class Y	180,801

Investor Class	11,296,248

Institutional Class	41,700

Class A:
Net asset value per share	$9.58

Maximum offering price per share
(Net asset value of $9.58 divided by 94.50%)	$10.14

Class B:
Net asset value and offering price per share	$9.56

Class C:
Net asset value and offering price per share	$9.56

Class R:
Net asset value and offering price per share	$9.57

Class Y:
Net asset value and offering price per share	$9.58

Investor Class:
Net asset value and offering price per share	$9.57

Institutional Class:
Net asset value and offering price per share	$9.57

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Basic Balanced Fund

Statement of Operations

For the six months ended June 30, 2010
(Unaudited)

Investment income:
Interest	$3,903,954

Dividends (net of foreign withholding taxes of $102,175)	3,181,259

Dividends from affiliated money market funds	15,499

Total investment income	7,100,712

Expenses:
Advisory fees	1,745,224

Administrative services fees	104,901

Custodian fees	21,046

Distribution fees:
Class A	499,886

Class B	292,667

Class C	323,994

Class R	16,866

Investor Class	151,919

Transfer agent fees — A, B, C, R, Y and Investor	1,084,481

Transfer agent fees — Institutional	202

Trustees’ and officers’ fees and benefits	18,899

Other	163,185

Total expenses	4,423,270

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(26,372)

Net expenses	4,396,898

Net investment income	2,703,814

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains from securities sold to affiliates of $5,647,990)	(6,753,802)

Foreign currencies	(151,557)

Futures contracts	275,615

(6,629,744)

Change in net unrealized appreciation (depreciation) of:
Investment securities	(39,485,905)

Foreign currencies	(198,657)

Futures contracts	(109,544)

(39,794,106)

Net realized and unrealized gain (loss)	(46,423,850)

Net increase (decrease) in net assets resulting from operations	$(43,720,036)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Basic Balanced Fund

Statement of Changes in Net Assets

For the six months ended June 30, 2010 and the year ended December 31, 2009
(Unaudited)

	June 30,	December 31,
	2010	2009

Operations:
Net investment income	$2,703,814	$9,775,910

Net realized gain (loss)	(6,629,744)	(92,663,771)

Change in net unrealized appreciation (depreciation)	(39,794,106)	265,675,051

Net increase (decrease) in net assets resulting from operations	(43,720,036)	182,787,190

Distributions to shareholders from net investment income:
Class A	(1,964,631)	(6,968,869)

Class B	(71,350)	(824,014)

Class C	(81,421)	(730,313)

Class R	(26,021)	(94,295)

Class Y	(9,589)	(19,477)

Investor Class	(595,914)	(2,217,592)

Institutional Class	(3,053)	(8,543)

Total distributions from net investment income	(2,751,979)	(10,863,103)

Share transactions–net:
Class A	(21,465,257)	(42,579,762)

Class B	(12,792,210)	(32,165,678)

Class C	(4,742,844)	(11,507,295)

Class R	1,011,265	(354,372)

Class Y	740,620	311,404

Investor Class	(10,400,232)	(17,598,982)

Institutional Class	55,415	(38,012)

Net increase (decrease) in net assets resulting from share transactions	(47,593,243)	(103,932,697)

Net increase (decrease) in net assets	(94,065,258)	67,991,390

Net assets:
Beginning of period	677,173,898	609,182,508

End of period (includes undistributed net investment income of $(63,386) and $(15,221), respectively)	$583,108,640	$677,173,898

Notes to Financial Statements

June 30, 2010
(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco Basic Balanced Fund, formerly AIM Basic Balanced Fund (the “Fund”), is a series portfolio of AIM Funds Group (Invesco Funds Group), formerly AIM Funds Group (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of seven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is long-term growth of capital, and, secondarily, current income.
  The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class R, Class Y, Investor Class and Institutional Class shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.

14        Invesco Basic Balanced Fund

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

15        Invesco Basic Balanced Fund

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Dollar Roll and Forward Commitment Transactions — The Fund may engage in dollar roll and forward commitment transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. These transactions are often conducted on a to be announced (“TBA”) basis. In a TBA mortgage-backed transaction, the seller does not specify the particular securities to be delivered. Rather, a Fund agrees to accept any security that meets specified terms, such as an agreed upon issuer, coupon rate and terms of the underlying mortgages. TBA mortgage-backed transactions generally settle once a month on a specific date.
In a dollar roll transaction, the Fund sells a mortgage-backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to purchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price and future date. The mortgage-backed securities to be purchased will bear the same coupon as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. Based on the typical structure of dollar roll transactions by the Fund, the dollar roll transactions are accounted for as financing transactions in which the Fund receives compensation as either a “fee” or a “drop”. “Fee” income which is agreed upon amongst the parties at the commencement of the dollar roll and the “drop” which is the difference between the selling price and the repurchase price of the mortgage-backed securities are amortized to income. During the period between the sale and purchase settlement dates, the Fund will not be entitled to receive interest and principal payments on securities purchased and not yet settled. Proceeds of the sale may be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold. Dollar roll transactions are considered borrowings under the 1940 Act.
Forward commitment transactions involve commitments by the Fund to acquire or sell TBA mortgage-backed securities from/to a financial institution, such as a bank or broker-dealer at a specified future date and amount. The TBA mortgage-backed security is marked to market until settlement and the unrealized appreciation or depreciation is recorded in the statement of operations.
At the time the Fund enters into the dollar roll or forward commitment transaction, mortgage-backed securities or other liquid assets held by the Fund having a dollar value equal to the purchase price or in an amount sufficient to honor the forward commitment will be segregated.
Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to purchase the securities. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed the return on the securities sold.
Forward commitment transactions involve the risk that a counter-party to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Settlement dates of forward commitment transactions may be a month

16        Invesco Basic Balanced Fund

or more after entering into these transactions and as a result the market values of the securities may vary from the purchase or sale prices. Therefore, forward commitment transactions may increase the Fund’s overall interest rate exposure.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
L.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
M.	Collateral — To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $150 million	0.65%

Next $1.85 billion	0.50%

Next $2 billion	0.45%

Next $2 billion	0.40%

Next $2 billion	0.375%

Over $8 billion	0.35%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

17        Invesco Basic Balanced Fund

  The Adviser has contractually agreed, through at least April 30, 2011, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75%, 2.00% and 1.75%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. The Board of Trustees or Invesco may terminate the fee waiver arrangement at any time. The Adviser did not waive fees and/or reimburse expenses during the period under the expense limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the six months ended June 30, 2010, the Adviser waived advisory fees of $22,481.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the Invesco Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the six months ended June 30, 2010, Invesco Ltd. reimbursed expenses of the Fund in the amount of $1,028.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended June 30, 2010, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended June 30, 2010, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IADI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C, Class R and Investor Class shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. The Fund, pursuant to the Investor Class Plan, reimburses IDI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the six months ended June 30, 2010, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended June 30, 2010, IDI advised the Fund that IDI retained $19,553 in front-end sales commissions from the sale of Class A shares and $0, $38,037 and $597 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of June 30, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

18        Invesco Basic Balanced Fund

  During the six months ended June 30, 2010, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$395,677,312	$8,250,483	$—	$403,927,795

U.S. Treasury Securities	—	35,878,282	—	35,878,282

U.S. Government Sponsored Agency Securities	—	52,758,727	—	52,758,727

Corporate Debt Securities	—	71,922,334	—	71,922,334

Asset-Backed Securities	—	36,714,240	—	36,714,240

Municipal Obligations	—	521,400	—	521,400

Foreign Government Debt Securities	—	775,500	—	775,500

	$395,677,312	$206,820,966	$—	$602,498,278

Futures*	130,105	—	—	130,105

Total Investments	$395,807,417	$206,820,966	$—	$602,628,383

*	Unrealized appreciation.

NOTE 4—Derivative Investments

The Fund has implemented the required disclosures about derivative instruments and hedging activities in accordance with GAAP. This disclosure is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position and financial performance. The enhanced disclosure has no impact on the results of operations reported in the financial statements.

Value of Derivative Instruments at Period-End

The Table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of June 30, 2010:

	Value
Risk Exposure/ Derivative Type	Assets	Liabilities

Interest rate risk
Futures contracts(a)	$191,384	$(61,279)

(a)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable is reported within the Statement of Assets & Liabilities.

Effect of Derivative Instruments for the six months ended June 30, 2010

The table below summarizes the gains on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on
Statement of Operations
Futures*

Realized Gain
Interest rate risk	$275,615

Change in Unrealized Appreciation (Depreciation)
Interest rate risk	(109,544)

Total	$166,071

*	The average value of futures outstanding during the period was $32,909,441.

Open Futures Contracts
				Unrealized
	Number of	Month/		Appreciation
Contract	Contracts	Commitment	Value	(Depreciation)

Ultra U.S. Treasury Bonds	30	September-2010/Long	$4,074,375	$190,013

U.S. Treasury 2 Year Notes	2	September-2010/Long	437,656	1,371

Subtotal			$4,512,031	$191,384

U.S. Treasury 10 Year Notes	13	September-2010/Short	(1,593,109)	(25,012)

U.S. Treasury 30 Year Bonds	8	September-2010/Short	(1,020,000)	(36,267)

Subtotal			$(2,613,109)	$(61,279)

Total			$1,898,922	$130,105

19        Invesco Basic Balanced Fund

NOTE 5—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the six months ended June 30, 2010, the Fund engaged in securities purchases of $46,368,155 and securities sales of $34,062,496, which resulted in net realized gains of $5,647,990.

NOTE 6—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the six months ended June 30, 2010, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $2,863.

NOTE 7—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the six months ended June 30, 2010, the Fund paid legal fees of $2,087 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 8—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 9—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund had a capital loss carryforward as of December 31, 2009 which expires as follows:

Capital Loss
Expiration	Carryforward*

December 31, 2016	$74,369,782

December 31, 2017	90,435,435

Total capital loss carryforward	$164,805,217

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

20        Invesco Basic Balanced Fund

NOTE 10—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended June 30, 2010 was $440,440,640 and $500,388,989, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$15,781,720

Aggregate unrealized (depreciation) of investment securities	(32,157,445)

Net unrealized appreciation (depreciation) of investment securities	$(16,375,725)

Cost of investments for tax purposes is $618,874,003.

NOTE 11—Share Information

	Summary of Share Activity

	Six months ended		Year ended
	June 30, 2010(a)		December 31, 2009
	Shares	Amount	Shares	Amount

Sold:
Class A	1,121,364	$11,835,776	2,682,119	$23,369,070

Class B	234,463	2,467,572	595,023	5,052,156

Class C	172,207	1,800,681	437,534	3,670,788

Class R	177,520	1,912,355	177,245	1,543,394

Class Y	77,128	832,452	68,661	587,535

Investor Class	321,399	3,375,634	915,160	7,823,072

Institutional Class	6,711	72,811	7,335	55,854

Issued as reinvestment of dividends:
Class A	175,642	1,839,732	788,628	6,538,844

Class B	6,609	68,776	101,123	790,840

Class C	7,200	74,927	83,670	662,681

Class R	2,489	26,012	11,439	94,175

Class Y	822	8,567	2,002	17,049

Investor Class	54,408	569,969	257,654	2,129,000

Institutional Class	292	3,053	1,017	8,543

Automatic conversion of Class B shares to Class A shares:
Class A	950,220	9,983,453	2,681,447	22,636,392

Class B	(952,683)	(9,983,453)	(2,685,001)	(22,636,392)

Reacquired:
Class A	(4,306,749)	(45,124,218)	(11,271,472)	(95,124,068)

Class B	(510,715)	(5,345,105)	(1,869,161)	(15,372,282)

Class C	(634,649)	(6,618,452)	(1,862,197)	(15,840,764)

Class R	(86,229)	(927,102)	(219,202)	(1,991,941)

Class Y	(9,654)	(100,399)	(33,085)	(293,180)

Investor Class	(1,384,424)	(14,345,835)	(3,181,406)	(27,551,054)

Institutional Class	(1,902)	(20,449)	(12,811)	(102,409)

Net increase (decrease) in share activity	(4,578,531)	$(47,593,243)	(12,324,278)	$(103,932,697)

(a)	There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 8% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.

21        Invesco Basic Balanced Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

										Ratio of		Ratio of
										expenses		expenses
				Net gains						to average		to average net		Ratio of net
	Net asset			(losses) on		Dividends				net assets		assets without		investment
	value,	Net		securities (both	Total from	from net	Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment		realized and	investment	investment	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income		unrealized)	operations	income	of period	Return(a)	(000s omitted)	absorbed		absorbed		net assets		turnover(b)

Class A
Six months ended 06/30/10	$10.34	$0.05	(c)	$(0.76)	$(0.71)	$(0.05)	$9.58	(6.89)%	$360,490	1.20	%(d)	1.21	%(d)	0.97	%(d)	75%
Year ended 12/31/09	7.83	0.15	(c)	2.53 (e)	2.68	(0.17)	10.34	34.88 (e)	410,690	1.31		1.32		1.74		54
Year ended 12/31/08	13.27	0.32	(c)	(5.38)	(5.06)	(0.38)	7.83	(38.72)	351,046	1.20		1.20		2.86		50
Year ended 12/31/07	13.26	0.29	(c)	0.04	0.33	(0.32)	13.27	2.46	676,945	1.08		1.08		2.14		44
Year ended 12/31/06	12.25	0.24	(c)	1.05	1.29	(0.28)	13.26	10.67	788,003	1.14		1.14		1.93		38
Year ended 12/31/05	11.86	0.16		0.41	0.57	(0.18)	12.25	4.85	817,588	1.14		1.14		1.59		90

Class B
Six months ended 06/30/10	10.32	0.01	(c)	(0.76)	(0.75)	(0.01)	9.56	(7.25)	47,988	1.95	(d)	1.96	(d)	0.22	(d)	75
Year ended 12/31/09	7.82	0.09	(c)	2.51 (e)	2.60	(0.10)	10.32	33.68 (e)	64,452	2.06		2.07		0.99		54
Year ended 12/31/08	13.24	0.24	(c)	(5.37)	(5.13)	(0.29)	7.82	(39.14)	78,959	1.95		1.95		2.11		50
Year ended 12/31/07	13.23	0.19	(c)	0.04	0.23	(0.22)	13.24	1.69	241,041	1.83		1.83		1.39		44
Year ended 12/31/06	12.22	0.15	(c)	1.04	1.19	(0.18)	13.23	9.86	358,655	1.89		1.89		1.18		38
Year ended 12/31/05	11.84	0.08		0.40	0.48	(0.10)	12.22	4.04	517,032	1.88		1.88		0.85		90

Class C
Six months ended 06/30/10	10.33	0.01	(c)	(0.77)	(0.76)	(0.01)	9.56	(7.34)	57,513	1.95	(d)	1.96	(d)	0.22	(d)	75
Year ended 12/31/09	7.82	0.09	(c)	2.52 (e)	2.61	(0.10)	10.33	33.81 (e)	66,828	2.06		2.07		0.99		54
Year ended 12/31/08	13.25	0.24	(c)	(5.38)	(5.14)	(0.29)	7.82	(39.18)	61,102	1.95		1.95		2.11		50
Year ended 12/31/07	13.24	0.19	(c)	0.04	0.23	(0.22)	13.25	1.69	133,222	1.83		1.83		1.39		44
Year ended 12/31/06	12.23	0.15	(c)	1.04	1.19	(0.18)	13.24	9.86	163,630	1.89		1.89		1.18		38
Year ended 12/31/05	11.85	0.08		0.40	0.48	(0.10)	12.23	4.04	194,027	1.88		1.88		0.85		90

Class R
Six months ended 06/30/10	10.34	0.04	(c)	(0.77)	(0.73)	(0.04)	9.57	(7.10)	6,832	1.45	(d)	1.46	(d)	0.72	(d)	75
Year ended 12/31/09	7.83	0.13	(c)	2.53 (e)	2.66	(0.15)	10.34	34.42 (e)	6,409	1.56		1.57		1.49		54
Year ended 12/31/08	13.26	0.29	(c)	(5.37)	(5.08)	(0.35)	7.83	(38.83)	5,090	1.45		1.45		2.61		50
Year ended 12/31/07	13.25	0.26	(c)	0.04	0.30	(0.29)	13.26	2.20	10,959	1.33		1.33		1.89		44
Year ended 12/31/06	12.24	0.21	(c)	1.05	1.26	(0.25)	13.25	10.40	7,293	1.39		1.39		1.68		38
Year ended 12/31/05	11.87	0.13		0.40	0.53	(0.16)	12.24	4.47	6,684	1.38		1.38		1.35		90

Class Y
Six months ended 06/30/10	10.34	0.06	(c)	(0.76)	(0.70)	(0.06)	9.58	(6.78)	1,731	0.95	(d)	0.96	(d)	1.22	(d)	75
Year ended 12/31/09	7.83	0.18	(c)	2.52 (e)	2.70	(0.19)	10.34	35.07 (e)	1,164	1.06		1.07		1.99		54
Year ended 12/31/08(f)	9.58	0.06	(c)	(1.69)	(1.63)	(0.12)	7.83	(16.96)	587	1.11	(g)	1.11	(g)	2.95	(g)	50

Investor Class
Six months ended 06/30/10	10.34	0.05	(c)	(0.77)	(0.72)	(0.05)	9.57	(6.99)	108,156	1.20	(d)	1.21	(d)	0.97	(d)	75
Year ended 12/31/09	7.83	0.15	((c)	2.53 (e)	2.68	(0.17)	10.34	34.75 (e)	127,253	1.31		1.32		1.74		54
Year ended 12/31/08	13.27	0.32	(c)	(5.38)	(5.06)	(0.38)	7.83	(38.72)	112,077	1.20		1.20		2.86		50
Year ended 12/31/07	13.26	0.29	(c)	0.04	0.33	(0.32)	13.27	2.46	226,893	1.08		1.08		2.14		44
Year ended 12/31/06	12.25	0.24	(c)	1.05	1.29	(0.28)	13.26	10.67	288,522	1.14		1.14		1.93		38
Year ended 12/31/05(f)	11.97	0.09		0.30	0.39	(0.11)	12.25	3.28	344,015	1.10	(g)	1.10	(g)	1.63	(g)	90

Institutional Class
Six months ended 06/30/10	10.33	0.08	(c)	(0.76)	(0.68)	(0.08)	9.57	(6.68)	399	0.72	(d)	0.73	(d)	1.45	(d)	75
Year ended 12/31/09	7.82	0.20	(c)	2.53 (e)	2.73	(0.22)	10.33	35.52 (e)	378	0.76		0.77		2.29		54
Year ended 12/31/08	13.26	0.37	(c)	(5.38)	(5.01)	(0.43)	7.82	(38.44)	321	0.73		0.73		3.33		50
Year ended 12/31/07	13.25	0.34	(c)	0.04	0.38	(0.37)	13.26	2.89	6,685	0.69		0.69		2.53		44
Year ended 12/31/06	12.24	0.30	(c)	1.05	1.35	(0.34)	13.25	11.22	149	0.68		0.68		2.39		38
Year ended 12/31/05	11.86	0.22		0.40	0.62	(0.24)	12.24	5.28	34	0.67		0.67		2.06		90

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(c)	Calculated using average shares outstanding.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $403,223, $59,018, $65,336, $6,802, $1,547, $122,542 and $407 for Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares, respectively.
(e)	Includes litigation proceeds received during the period. Had the litigation proceeds not been received net gains on securities (both realized and unrealized) per share would have been $2.47, $2.44, $2.45, $2.46 $2.45 $2.46 and $2.46 for Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares, respectively and total return would have been lower.
(f)	Commencement date of October 3, 2008 and July 15, 2005 for Class Y and Investor Class shares, respectively.
(g)	Annualized.

22        Invesco Basic Balanced Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2010 through June 30, 2010.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(01/01/10)	(06/30/10)[1]	Period[2]	(06/30/10)	Period[2]	Ratio
A	$1,000.00	$930.20	$5.74	$1,018.84	$6.01	1.20%

B	1,000.00	927.50	9.32	1,015.12	9.74	1.95

C	1,000.00	926.60	9.31	1,015.12	9.74	1.95

R	1,000.00	929.00	6.94	1,017.60	7.25	1.45

Y	1,000.00	932.20	4.55	1,020.08	4.76	0.95

Investor	1,000.00	930.10	5.74	1,018.84	6.01	1.20

Institutional	1,000.00	933.20	3.45	1,021.22	3.61	0.72

[1]	The actual ending account value is based on the actual total return of the Fund for the period January 1, 2010 through June 30, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

23        Invesco Basic Balanced Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Funds Group (Invesco Funds Group) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of the Invesco Basic Balanced Fund (the Fund) investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 15-16, 2010, the Board as a whole, and the disinterested or “independent” Trustees, who comprise 85% of the Board, voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2010. In doing so, the Board considered the process that it follows in reviewing and approving the Fund’s investment advisory agreement and sub-advisory contracts and the information that it is provided and determined that the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and that the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the Fund’s investment advisory agreement and sub-advisory contracts is fair and reasonable.

The Board’s Fund Evaluation Process
The Board’s Investments Committee has established three Sub-Committees, each of which is responsible for overseeing the management of a number of the series portfolios of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risk of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to all their assigned funds. Each Sub-Committee recommends to the Investments Committee, which in turn recommends to the full Board, whether to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.
  During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by an independent company, Lipper, Inc. (Lipper). The Trustees also receive an independent written evaluation from the Senior Officer, which is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure that they are negotiated in a manner that is at arms’ length and reasonable. The independent Trustees are assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer and by independent legal counsel. The independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in private sessions with the Senior Officer and counsel.
  In evaluating the fairness and reasonableness of the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board considered the information provided to them as part of the contract renewal process as well as information provided at their meetings throughout the year as part of their ongoing oversight of the Fund, and did not identify any information that was controlling. One Trustee may weigh a particular piece of information differently than another Trustee. The Trustees recognized that the advisory arrangements and resulting advisory fees for the Fund and the other Invesco Funds are the result of years of review and negotiation between the Trustees and Invesco Advisers, that the Trustees may focus to a greater extent on certain aspects of these arrangements in some years than in others, and that the Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years.
  The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 16, 2010, and may not reflect consideration of factors that became known to the Board after that date, including, for example, changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services. The Board’s review of the qualifications of Invesco Advisers to provide these services included the Board’s consideration of Invesco Advisers’ portfolio and product review process, various back office support functions provided by Invesco Advisers and its affiliates, and Invesco Advisers’ equity and fixed income trading operations. The Board concluded that the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers are appropriate and that Invesco Advisers currently is providing satisfactory advisory services in accordance with the terms of the Fund’s investment advisory agreement. In addition, based on their ongoing meetings throughout the year with the Fund’s portfolio manager or managers, the Board concluded that these individuals are competent and able to continue to carry out their responsibilities under the Fund’s investment advisory agreement or sub-advisory contracts, as applicable.
  In determining whether to continue the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the Fund, as well as the Board’s knowledge of Invesco Advisers’ operations, and concluded that it is beneficial to maintain the current relationship, in part, because of such knowledge. The Board also considered the steps that Invesco Advisers and its affiliates continue to take to improve the services they provide to the Invesco Funds in the areas of investment performance, product line diversification, distribution, fund operations, shareholder services and compliance. The Board considered Invesco Advisers’ independent credit analysis and investment risk management procedures as they apply to the Fund and the other Invesco Funds. The Board also considered the acquisition by Invesco Ltd. of the retail mutual fund business of Morgan Stanley and how that is expected to affect product line diversification. The Board also considered assurances from Invesco Advisers that it does not expect the acquisition to diminish the quality of services provided to the Invesco Funds and that it plans to increase staffing. The Board concluded that the quality and efficiency of the services Invesco Advisers and its affiliates provide to the Invesco Funds support the Board’s approval of the continuance of the Fund’s investment advisory agreement.
  The Board reviewed the services provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board concluded that the nature, extent and quality of the services provided by the Affiliated Sub-Advisers are appropriate. The Board noted that the Affiliated Sub-Advisers, which have offices and personnel that are located in financial centers around the world, can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund.

B.	Fund Performance
The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in

24        Invesco Basic Balanced Fund

considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
  The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of all funds in the Lipper performance universe that are not managed by Invesco Advisers or an Affiliated Sub-Adviser and against the Lipper Mixed-Asset Target Allocation Moderate Funds Index. The Board noted that the performance of Class A shares of the Fund was in the first quintile of its performance universe for the one year period and the fifth quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that the performance of Class A Shares of the Fund was above the performance of the Index for the one year period and below the performance of the Index for the three and five year periods. The Board also noted that Invesco made manager and process changes related to the fixed income portion of the Fund’s portfolio assets in 2008 and early 2009. Although the independent written evaluation of the Fund’s Senior Officer only considered Fund performance through the most recent calendar year, the Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board compared the Fund’s contractual advisory fee rate to the contractual advisory fee rates of funds in the Fund’s Lipper expense group that are not managed by Invesco Advisers or an Affiliated Sub-Adviser, at a common asset level. The Board noted that the contractual advisory fee rate for Class A shares of the Fund was below the median contractual advisory fee rate of funds in its expense group. The Board also reviewed the methodology used by Lipper in determining contractual fee rates, which includes using audited financial data from the most recent annual report of each fund in the expense group that was publicly available as of the end of the past calendar year. The Board noted that comparative data is as of varying dates, which may affect the comparability of data during times of market volatility.
  The Board also compared the Fund’s effective fee rate (the advisory fee after advisory fee waivers and before expense limitations/waivers) to the advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, including two mutual funds advised by Invesco Advisers. The Board noted that the Fund’s rate was: (i) below the effective fee rate for one mutual fund and (ii) above the effective fee rate for the other mutual fund, which is a fund of funds for which Invesco Advisers does not charge a separate advisory fee.
  Other than the mutual funds described above, the Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not advise other client accounts with investment strategies comparable to those of the Fund.
  The Board noted that Invesco Advisers has contractually agreed to waive advisory fees of the Fund through December 31, 2012 and that this fee waiver includes breakpoints based on net asset levels. The Board considered the contractual nature of this fee waiver and noted that it remains in effect until December 31, 2012. The Board also considered the effect this fee waiver would have on the Fund’s total estimated expenses. The Board also noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least April 30, 2011 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board noted that at the current expense ratio for the Fund, this expense waiver does not have any impact.
  The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers.
  After taking account of the Fund’s contractual advisory and sub-advisory fee rates, the comparative advisory fee information discussed above, the advisory fee after fee waivers and expense limitations and other relevant factors, the Board concluded that the Fund’s advisory and sub-advisory fees are fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund’s contractual advisory fee schedule includes five breakpoints, and that the Fund would share in economies of scale as the Fund’s net assets exceeded the breakpoints. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services. The Board reviewed with Invesco Advisers the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in connection with managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit with respect to the services Invesco Advisers and its subsidiaries provide to the Fund and the Invesco Funds. The Board also noted that Invesco Advisers continues to support the Invesco Funds with spending on regulatory compliance, attribution systems, global trading initiatives and a focus on building out the product line-up for the benefit of all shareholders of the Invesco Funds. The Board concluded that the Fund’s fees are fair and reasonable, and that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund is not excessive in light of the nature, quality and extent of the services provided and the support provided to the Invesco Funds. The Board considered whether Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts and concluded that Invesco Advisers and each Affiliated Sub-Adviser have the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates resulting from the relationship with the Fund, including the fees received by Invesco Advisers and its affiliates for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed by Invesco Advisers and its affiliates to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board. The Board concluded that Invesco Advisers and its affiliates are providing these services in accordance with the terms of their contracts, and are qualified to continue to provide these services to the Fund.
  The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for the research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board concluded that the soft dollar arrangements are appropriate. The Board also concluded that, based on their review and representations made by the Chief Compliance Officer of the Invesco Funds, these arrangements are consistent with regulatory requirements.
  The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through at least June 30, 2011, the advisory fees payable by the Fund in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

25        Invesco Basic Balanced Fund

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Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-01540 and 002-27334.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2010, is available at our website, invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     If used after October 20, 2010, this report must be accompanied by a Quarterly Performance Review for the most recent quarter-end.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
BBA-SAR-1      Invesco Distributors, Inc.

Invesco European Small Company Fund
Semiannual Report to Shareholders ■ June 30, 2010

2	Fund Performance
3	Letters to Shareholders
4	Schedule of Investments
6	Financial Statements
8	Notes to Financial Statements
14	Financial Highlights
15	Fund Expenses
16	Approval of Investment Advisory and Sub-Advisory Agreements
For the most current month-end Fund performance and commentary, please visit invesco.com/performance.
Unless otherwise noted, all data provided by Invesco.
This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.
NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Performance
Performance summary
Fund vs. Indexes
Cumulative total returns, 12/31/09 to 6/30/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-9.11%
Class B Shares	-9.52
Class C Shares	-9.51
Class Y Shares	-8.99
MSCI EAFE Index▼ (Broad Market Index)	-13.23
MSCI Europe Small Cap Index▼ (Style-Specific Index)	-10.97
Lipper European Funds Index▼ (Peer Group Index)	-14.73

▼	Lipper Inc.
The MSCI EAFE® Index is an unmanaged index considered representative of stocks of Europe, Australasia and the Far East.
     The MSCI Europe Small Cap Index is an unmanaged index considered representative of small-cap European stocks.
     The Lipper European Funds Index is an unmanaged index considered representative of European funds tracked by Lipper.
     The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.
Average Annual Total Returns
As of 6/30/10, including maximum applicable sales charges

Class A Shares
Inception (8/31/00)	9.26%
5 Years	3.76
1 Year	5.71

Class B Shares
Inception (8/31/00)	9.26%
5 Years	3.99
1 Year	5.88

Class C Shares
Inception (8/31/00)	9.10%
5 Years	4.15
1 Year	9.86

Class Y Shares
Inception	9.94%
5 Years	5.04
1 Year	12.06
Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 1.82%, 2.57%, 2.57% and 1.57%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     A redemption fee of 2% will be imposed on certain redemptions or exchanges out of the Fund within 31 days of purchase. Exceptions to the redemption fee are listed in the Fund’s prospectus.
     Had the adviser not waived fees and/ or reimbursed expenses in the past, performance would have been lower.
2     Invesco European Small Company Fund

Letters to Shareholders
   Bruce Crockett
Dear Fellow Shareholders:
Although the global markets have improved since their lows of 2009, they remain challenging as governments around the world work to ensure the recovery remains on track. In this volatile environment, it’s comforting to know that your Board is committed to putting your interests first. We realize you have many choices when selecting a money manager, and your Board is working hard to ensure you feel you’ve made the right choice.
     To that end, I’m pleased to share the news that Invesco has completed its acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. This acquisition greatly expands the breadth and depth of investment strategies we can offer you. As a result of this combination, Invesco gained investment talent for a number of investment strategies, including U.S. value equity, U.S. small cap growth equity, tax-free municipals, bank loans and others. Another key advantage of this combination is the highly complementary nature of our cultures. This is making it much easier to bring our organizations together while ensuring that our investment teams remain focused on managing your money.
     We view this addition as an excellent opportunity for you, our shareholders, to have access to an even broader range of well-diversified mutual funds. Now that the acquisition has closed, Invesco is working to bring the full value of the combined organization to shareholders. The key goals of this effort are to ensure that we have deeply resourced and focused investment teams, a compelling line of products and enhanced efficiency, which will benefit our shareholders now and over the long term.
     It might interest you to know that the mutual funds of the combined organization are overseen by a single fund Board composed of 17 current members, including four new members who joined us from Van Kampen/Morgan Stanley. This expanded Board will continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we have always maintained.
     As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving your interests.
Sincerely,

Bruce L. Crockett
Independent Chair, Invesco Funds Board of Trustees
   Philip Taylor
Dear Shareholders:
I’m pleased to present this report on your Fund’s performance for the six months ended June 30, 2010. Whether you’re a long-time Invesco client or a shareholder who joined us as a result of our June 1 acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, I’m glad you’re part of the Invesco family.
     At Invesco, we’re committed to providing you with timely information about market conditions, answering questions you may have about your investments and offering outstanding customer service. At our website, invesco.com/us, you can obtain unique market perspectives, useful investor education information and your Fund’s most recent quarterly commentary.
     I believe Invesco, as a leading global investment manager, is uniquely positioned to serve your needs.
     First, we are committed to investment excellence. We believe the best investment insights come from specialized investment teams with discrete investment perspectives, each operating under a disciplined philosophy and process with strong risk oversight and quality controls.
     Second, we offer you a broad range of investment products that can be tailored to your needs and goals. These products include single-country, regional and global investment options spanning major equity, fixed income and alternative asset classes.
     And third, we have just one focus: investment management. At Invesco, we believe that focus brings success, and that’s why investment management is all we do.
     If you have questions about your account, please contact one of our client services representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, please email me directly at phil@invesco.com.
     Thank you for investing with us.
Sincerely,

Philip Taylor
Senior Managing Director, Invesco
3     Invesco European Small Company Fund

Schedule of Investments

June 30, 2010
(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–91.96%
Austria–3.48%
Andritz AG	38,788	$2,170,881

Semperit AG Holding	57,142	1,954,181

		4,125,062

Brazil–3.68%
Ocean Wilsons Holdings Ltd.	325,000	4,369,365

France–4.29%
Maisons France Confort	18,900	670,381

Sopra Group S.A.	9,300	597,350

Sword Group	78,300	2,361,206

Tessi S.A.	12,470	819,306

Trigano S.A.(a)	33,700	639,536

		5,087,779

Germany–5.94%
CTS Eventim AG	20,000	961,494

MorphoSys AG(a)	66,454	1,172,892

Takkt AG	129,903	1,339,946

Wirecard AG	419,819	3,571,695

		7,046,027

Greece–3.84%
Intralot S.A.	667,692	2,120,424

Jumbo S.A.	401,894	2,435,670

		4,556,094

Ireland–8.29%
CPL Resources PLC	582,792	1,817,673

DCC PLC	176,220	3,981,654

IFG Group PLC	742,000	1,034,953

Paddy Power PLC	96,665	3,005,431

		9,839,711

Israel–1.12%
VIZRT Ltd.(a)	438,105	1,333,079

Netherlands–3.09%
Mediq N.V.	104,860	1,916,703

Sligro Food Group N.V.	60,585	1,749,871

		3,666,574

Norway–3.54%
Prosafe S.E.	380,600	1,515,500

Q-Free A.S.A.(a)	372,000	1,029,030

TGS Nopec Geophysical Co. A.S.A.	145,526	1,664,145

		4,208,675

Singapore–0.84%
XP Power Ltd.	117,520	1,003,108

Spain–2.08%
Construcciones y Auxiliar de Ferrocarriles S.A.	1,907	771,372

Miquel y Costas & Miquel, S.A.	55,000	1,033,275

Prosegur, Compania de Seguridad S.A.	15,501	659,783

		2,464,430

Sweden–1.13%
Acando A.B.	392,522	648,486

Oriflame Cosmetics S.A.–SDR	13,341	692,824

		1,341,310

Switzerland–7.87%
Aryzta AG	71,194	2,686,863

Mobilezone Holding AG	414,689	3,514,692

Schweiter Technologies AG	6,227	3,136,328

		9,337,883

Turkey–1.47%
Yazicilar Holding A.S.–Class A	296,321	1,741,943

United Kingdom–41.30%
Alterian PLC(a)	454,593	1,048,890

Amlin PLC	362,057	2,081,476

Chemring Group PLC	61,727	2,708,840

CPP Group PLC(a)	304,500	1,124,050

Diploma PLC	508,327	1,718,661

Education Development International PLC	610,200	1,023,848

Game Group PLC	799,628	760,934

Halma PLC	531,497	2,159,583

Hargreaves Services PLC	51,288	429,038

Hill & Smith Holdings PLC	181,730	807,618

Homeserve PLC	124,452	3,689,662

IG Group Holdings PLC	327,151	2,040,966

Informa PLC	309,868	1,630,457

Intec Telecom Systems PLC	773,000	599,238

Kier Group PLC	263,548	3,783,236

Lancashire Holdings Ltd.	702,432	5,197,386

Mears Group PLC	612,962	2,206,904

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

4        Invesco European Small Company Fund

	Shares	Value

United Kingdom–(continued)

Mitie Group PLC	1,142,034	$3,612,120

Morgan Sindall Group PLC	135,526	1,031,409

N Brown Group PLC	188,724	701,785

Playtech Ltd.	197,400	1,327,871

RSM Tenon Group PLC	1,574,000	1,008,101

Tribal Group PLC	750,000	666,114

Tullett Prebon PLC	233,200	1,094,279

Ultra Electronics Holdings PLC	162,818	3,712,276

VT Group PLC	248,053	2,856,911

		49,021,653

Total Common Stocks & Other Equity Interests (Cost $109,477,004)		109,142,693

Preferred Stocks–0.97%
Germany–0.97%
Fuchs Petrolub AG–Pfd. (Cost $452,140)	13,012	1,155,154

Money Market Funds–5.32%
Liquid Assets Portfolio–Institutional Class(b)	3,156,234	3,156,234

Premier Portfolio–Institutional Class(b)	3,156,234	3,156,234

Total Money Market Funds (Cost $6,312,468)		6,312,468

TOTAL INVESTMENTS–98.25% (Cost $116,241,612)		116,610,315

OTHER ASSETS LESS LIABILITIES–1.75%		2,071,472

NET ASSETS–100.00%		$118,681,787

Investment Abbreviations:

Pfd.	– Preferred
SDR	– Swedish Depositary Receipt

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	The money market fund and the Fund are affiliated by having the same investment adviser.

Portfolio Composition

By sector, based on Net Assets
as of June 30, 2010

Industrials	39.2%

Consumer Discretionary	17.5

Information Technology	14.5

Financials	9.6

Consumer Staples	4.3

Energy	2.7

Health Care	2.6

Materials	2.5

Money Market Funds Plus Other Assets Less Liabilities	7.1

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5        Invesco European Small Company Fund

Statement of Assets and Liabilities

June 30, 2010
(Unaudited)

Assets:
Investments, at value (Cost $109,929,144)	$110,297,847

Investments in affiliated money market funds, at value and cost	6,312,468

Total investments, at value (Cost $116,241,612)	116,610,315

Foreign currencies, at value (Cost $1,891,541)	1,872,752

Receivables for:
Fund shares sold	39,990

Dividends	606,851

Investment for trustee deferred compensation and retirement plans	21,033

Other assets	42,904

Total assets	119,193,845

Liabilities:
Payables for:
Fund shares reacquired	293,399

Accrued fees to affiliates	99,169

Accrued other operating expenses	69,937

Trustee deferred compensation and retirement plans	49,553

Total liabilities	512,058

Net assets applicable to shares outstanding	$118,681,787

Net assets consist of:
Shares of beneficial interest	$123,570,036

Undistributed net investment income (loss)	(109,225)

Undistributed net realized gain (loss)	(5,130,068)

Unrealized appreciation	351,044

$118,681,787

Net Assets:
Class A	$78,469,691

Class B	$11,934,126

Class C	$15,547,893

Class Y	$12,730,077

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	8,736,395

Class B	1,408,856

Class C	1,833,378

Class Y	1,412,204

Class A:
Net asset value per share	$8.98

Maximum offering price per share (Net asset value of $8.98 divided by 94.50%)	$9.50

Class B:
Net asset value and offering price per share	$8.47

Class C:
Net asset value and offering price per share	$8.48

Class Y:
Net asset value and offering price per share	$9.01

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6        Invesco European Small Company Fund

Statement of Operations

For the six months ended June 30, 2010
(Unaudited)

Investment income:
Dividends (net of foreign withholding taxes of $200,733)	$2,328,330

Dividends from affiliated money market funds	3,847

Total investment income	2,332,177

Expenses:
Advisory fees	640,480

Administrative services fees	24,795

Custodian fees	50,480

Distribution fees:
Class A	114,761

Class B	72,025

Class C	90,166

Transfer agent fees	221,282

Trustees’ and officers’ fees and benefits	11,218

Other	77,330

Total expenses	1,302,537

Less: Fees waived and expenses reimbursed	(6,311)

Net expenses	1,296,226

Net investment income	1,035,951

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	12,545,837

Foreign currencies	(16,459)

12,529,378

Change in net unrealized appreciation (depreciation) of:
Investment securities	(26,115,500)

Foreign currencies	(52,316)

(26,167,816)

Net realized and unrealized gain (loss)	(13,638,438)

Net increase (decrease) in net assets resulting from operations	$(12,602,487)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7        Invesco European Small Company Fund

Statement of Changes in Net Assets

For the six months ended June 30, 2010 and the year ended December 31, 2009
(Unaudited)

	June 30,	December 31,
	2010	2009

Operations:
Net investment income	$1,035,951	$2,066,547

Net realized gain (loss)	12,529,378	(8,460,886)

Change in net unrealized appreciation (depreciation)	(26,167,816)	62,029,992

Net increase (decrease) in net assets resulting from operations	(12,602,487)	55,635,653

Distributions to shareholders from net investment income:
Class A	—	(2,689,435)

Class B	—	(230,553)

Class C	—	(288,301)

Class Y	—	(277,261)

Total distributions from net investment income	—	(3,485,550)

Share transactions–net:
Class A	(23,230,224)	1,113,375

Class B	(2,876,908)	(1,865,346)

Class C	(3,288,374)	(1,603,115)

Class Y	1,469,233	2,435,580

Net increase (decrease) in net assets resulting from share transactions	(27,926,273)	80,494

Net increase (decrease) in net assets	(40,528,760)	52,230,597

Net assets:
Beginning of period	159,210,547	106,979,950

End of period (includes undistributed net investment income (loss) of $(109,225) and $(1,145,176), respectively)	$118,681,787	$159,210,547

Notes to Financial Statements

June 30, 2010
(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco European Small Company Fund, formerly AIM European Small Company Fund (the “Fund”), is a series portfolio of AIM Funds Group (Invesco Funds Group), formerly AIM Funds Group (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of seven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is long-term growth of capital.
  The Fund currently consists of four different classes of shares: Class A, Class B, Class C and Class Y. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class Y shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an

8        Invesco European Small Company Fund

independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to

9        Invesco European Small Company Fund

federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Redemption Fees — The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions or exchanges of shares within 31 days of purchase. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $250 million	0.935%

Next $250 million	0.91%

Next $500 million	0.885%

Next $1.5 billion	0.86%

Next $2.5 billion	0.835%

Next $2.5 billion	0.81%

Next $2.5 billion	0.785%

Over $10 billion	0.76%

10        Invesco European Small Company Fund

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least April 30, 2011, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver (excluding certain items discussed below) of Class A, Class B, Class C and Class Y shares to 2.25%, 3.00%, 3.00% and 2.00%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. The Board of Trustees or Invesco may terminate the fee waiver arrangement at any time. The Adviser did not waive fees and/or reimburse expenses during the period under this limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the six months ended June 30, 2010, the Adviser waived advisory fees of $6,109.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the Invesco Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the six months ended June 30, 2010, Invesco Ltd. reimbursed expenses of the Fund in the amount of $202.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended June 30, 2010, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended June 30, 2010, the expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C and Class Y shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B and Class C shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of each class of Class B and Class C shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the six months ended June 30, 2010, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended June 30, 2010, IDI advised the Fund that IDI retained $10,980 in front-end sales commissions from the sale of Class A shares and $0, $10,677 and $2,454 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

11        Invesco European Small Company Fund

  The following is a summary of the tiered valuation input levels, as of June 30, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1*	Level 2*	Level 3	Total

Austria	$—	$4,125,062	$—	$4,125,062

Brazil	4,369,365	—	—	4,369,365

France	670,381	4,417,398	—	5,087,779

Germany	—	8,201,181	—	8,201,181

Greece	—	4,556,094	—	4,556,094

Ireland	4,823,104	5,016,607	—	9,839,711

Israel	1,333,079	—	—	1,333,079

Netherlands	—	3,666,574	—	3,666,574

Norway	1,029,030	3,179,645	—	4,208,675

Singapore	—	1,003,108	—	1,003,108

Spain	1,693,058	771,372	—	2,464,430

Sweden	—	1,341,310	—	1,341,310

Switzerland	—	9,337,883	—	9,337,883

Turkey	—	1,741,943	—	1,741,943

United Kingdom	1,236,656	47,784,997	—	49,021,653

United States	6,312,468	—	—	6,312,468

Total Investments	$21,467,141	$95,143,174	$—	$116,610,315

*	Transfers occurred between Level 1 and Level 2 due to foreign fair value adjustments.

NOTE 4—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the six months ended June 30, 2010, the Fund paid legal fees of $1,458 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 6—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund had a capital loss carryforward as of December 31, 2009 which expires as follows:

Capital Loss
Expiration	Carryforward*

December 31, 2017	$17,626,909

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

12        Invesco European Small Company Fund

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended June 30, 2010 was $10,798,222 and $37,070,157, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$15,576,945

Aggregate unrealized (depreciation) of investment securities	(16,425,057)

Net unrealized appreciation (depreciation) of investment securities	$(848,112)

Cost of investments for tax purposes is $117,458,427.

NOTE 8—Share Information

	Summary of Share Activity

	Six months ended		Year ended
	June 30, 2010(a)		December 31, 2009
	Shares	Amount	Shares	Amount

Sold:
Class A	749,476	$7,299,306	6,829,118	$61,823,438

Class B	70,258	645,548	371,242	2,947,316

Class C	87,089	807,198	553,893	4,760,636

Class Y	248,746	2,441,258	320,199	2,779,763

Issued as reinvestment of dividends:
Class A	—	—	263,280	2,551,375

Class B	—	—	23,805	218,527

Class C	—	—	29,723	273,154

Class Y	—	—	28,388	275,649

Automatic conversion of Class B shares to Class A shares:
Class A	80,153	767,264	209,797	1,602,675

Class B	(84,863)	(767,264)	(222,045)	(1,602,675)

Reacquired:(b)
Class A	(3,228,014)	(31,296,794)	(7,288,720)	(64,864,113)

Class B	(307,073)	(2,755,192)	(472,565)	(3,428,514)

Class C	(450,187)	(4,095,572)	(886,053)	(6,636,905)

Class Y	(100,745)	(972,025)	(70,092)	(619,832)

Net increase (decrease) in share activity	(2,935,160)	$(27,926,273)	(310,030)	$80,494

(a)	There are entities that are a record owner of more than 5% of the outstanding shares of the Fund and own 18% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Net of redemption fees of $4,425 and $8,489 allocated among the classes based on relative net assets of each class for the six months ended June 30, 2010 and the year ended December 31, 2009, respectively.

13        Invesco European Small Company Fund

NOTE 9—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

												Ratio of		Ratio of
												expenses		expenses
				Net gains								to average		to average net		Ratio of net
	Net asset	Net		(losses) on		Dividends	Distributions					net assets		assets without		investment
	value,	investment		securities (both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income		realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)		unrealized)	operations	income	gains	Distributions	of period(a)	Return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Class A
Six months ended 06/30/10	$9.88	$0.08	(d)	$(0.98)	$(0.90)	$—	$—	$—	$8.98	(9.11)%	$78,470	1.74	%(e)	1.75	%(e)	1.67	%(e)	8%
Year ended 12/31/09	6.51	0.14	(d)	3.44	3.58	(0.21)	—	(0.21)	9.88	55.07	109,963	1.80		1.81		1.68		43
Year ended 12/31/08	22.87	0.35	(d)	(12.60)	(12.25)	(0.47)	(3.63)	(4.10)	6.52	(52.80)	72,544	1.63		1.64		1.92		18
Year ended 12/31/07	27.72	0.30	(d)	1.88	2.18	(0.43)	(6.60)	(7.03)	22.87	7.88	281,248	1.43		1.45		0.97		20
Year ended 12/31/06	21.68	0.21		10.08	10.29	(0.27)	(3.98)	(4.25)	27.72	48.07	360,688	1.54		1.57		0.67		35
Year ended 12/31/05	16.94	0.11	(d)	6.03	6.14	(0.07)	(1.33)	(1.40)	21.68	36.48	286,882	1.63		1.68		0.57		72

Class B
Six months ended 06/30/10	9.35	0.04	(d)	(0.92)	(0.88)	—	—	—	8.47	(9.41)	11,934	2.49	(e)	2.50	(e)	0.92	(e)	8
Year ended 12/31/09	6.17	0.07	(d)	3.24	3.31	(0.13)	—	(0.13)	9.35	53.73	16,178	2.55		2.56		0.93		43
Year ended 12/31/08	21.87	0.20	(d)	(11.98)	(11.78)	(0.28)	(3.63)	(3.91)	6.18	(53.09)	12,541	2.38		2.39		1.17		18
Year ended 12/31/07	26.73	0.06	(d)	1.83	1.89	(0.15)	(6.60)	(6.75)	21.87	7.06	50,639	2.18		2.20		0.22		20
Year ended 12/31/06	21.02	(0.01)		9.76	9.75	(0.06)	(3.98)	(4.04)	26.73	46.98	64,827	2.29		2.32		(0.08)		35
Year ended 12/31/05	16.52	(0.03	)(d)	5.86	5.83	—	(1.33)	(1.33)	21.02	35.51	51,108	2.35		2.38		(0.15)		72

Class C
Six months ended 06/30/10	9.36	0.04	(d)	(0.92)	(0.88)	—	—	—	8.48	(9.40)	15,548	2.49	(e)	2.50	(e)	0.92	(e)	8
Year ended 12/31/09	6.17	0.07	(d)	3.25	3.32	(0.13)	—	(0.13)	9.36	53.89	20,556	2.55		2.56		0.93		43
Year ended 12/31/08	21.88	0.20	(d)	(11.99)	(11.79)	(0.28)	(3.63)	(3.91)	6.18	(53.15)	15,453	2.38		2.39		1.17		18
Year ended 12/31/07	26.73	0.06	(d)	1.84	1.90	(0.15)	(6.60)	(6.75)	21.88	7.10	58,252	2.18		2.20		0.22		20
Year ended 12/31/06	21.03	(0.01)		9.75	9.74	(0.06)	(3.98)	(4.04)	26.73	46.90	77,576	2.29		2.32		(0.08)		35
Year ended 12/31/05	16.53	(0.03	)(d)	5.86	5.83	—	(1.33)	(1.33)	21.03	35.49	59,930	2.35		2.38		(0.15)		72

Class Y
Six months ended 06/30/10	9.90	0.09	(d)	(0.98)	(0.89)	—	—	—	9.01	(8.99)	12,730	1.49	(e)	1.50	(e)	1.92	(e)	8
Year ended 12/31/09	6.53	0.16	(d)	3.44	3.60	(0.23)	—	(0.23)	9.90	55.19	12,514	1.55		1.56		1.93		43
Year ended 12/31/08(f)	14.54	0.04	(d)	(3.95)	(3.91)	(0.47)	(3.63)	(4.10)	6.53	(25.69)	6,441	1.67	(g)	1.67	(g)	1.90	(g)	18

(a)	Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Calculated using average shares outstanding.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $92,569, $14,524, $18,183 and $12,860 for Class A, Class B, Class C and Class Y shares, respectively.
(f)	Commencement date of October 3, 2008
(g)	Annualized.

14        Invesco European Small Company Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2010 through June 30, 2010.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(01/01/10)	(06/30/10)[1]	Period[2]	(06/30/10)	Period[2]	Ratio
Class A	$1,000.00	$908.90	$8.24	$1,016.17	$8.70	1.74%

Class B	1,000.00	904.80	11.76	1,012.45	12.42	2.49

Class C	1,000.00	904.90	11.76	1,012.45	12.42	2.49

Class Y	1,000.00	910.10	7.06	1,017.41	7.45	1.49

[1]	The actual ending account value is based on the actual total return of the Fund for the period January 1, 2010 through June 30, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

15        Invesco European Small Company Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Funds Group (Invesco Funds Group) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of the Invesco European Small Company Fund (the Fund) investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 15-16, 2010, the Board as a whole, and the disinterested or “independent” Trustees, who comprise 85% of the Board, voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2010. In doing so, the Board considered the process that it follows in reviewing and approving the Fund’s investment advisory agreement and sub-advisory contracts and the information that it is provided and determined that the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and that the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the Fund’s investment advisory agreement and sub-advisory contracts is fair and reasonable.

The Board’s Fund Evaluation Process
The Board’s Investments Committee has established three Sub-Committees, each of which is responsible for overseeing the management of a number of the series portfolios of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risk of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to all their assigned funds. Each Sub-Committee recommends to the Investments Committee, which in turn recommends to the full Board, whether to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.
  During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by an independent company, Lipper, Inc. (Lipper). The Trustees also receive an independent written evaluation from the Senior Officer, which is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure that they are negotiated in a manner that is at arms’ length and reasonable. The independent Trustees are assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer and by independent legal counsel. The independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in private sessions with the Senior Officer and counsel.
  In evaluating the fairness and reasonableness of the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board considered the information provided to them as part of the contract renewal process as well as information provided at their meetings throughout the year as part of their ongoing oversight of the Fund, and did not identify any information that was controlling. One Trustee may weigh a particular piece of information differently than another Trustee. The Trustees recognized that the advisory arrangements and resulting advisory fees for the Fund and the other Invesco Funds are the result of years of review and negotiation between the Trustees and Invesco Advisers, that the Trustees may focus to a greater extent on certain aspects of these arrangements in some years than in others, and that the Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years.
  The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 16, 2010, and may not reflect consideration of factors that became known to the Board after that date, including, for example, changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
  The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services. The Board’s review of the qualifications of Invesco Advisers to provide these services included the Board’s consideration of Invesco Advisers’ portfolio and product review process, various back office support functions provided by Invesco Advisers and its affiliates, and Invesco Advisers’ equity and fixed income trading operations. The Board concluded that the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers are appropriate and that Invesco Advisers currently is providing satisfactory advisory services in accordance with the terms of the Fund’s investment advisory agreement. In addition, based on their ongoing meetings throughout the year with the Fund’s portfolio manager or managers, the Board concluded that these individuals are competent and able to continue to carry out their responsibilities under the Fund’s investment advisory agreement or sub-advisory contracts, as applicable.
  In determining whether to continue the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the Fund, as well as the Board’s knowledge of Invesco Advisers’ operations, and concluded that it is beneficial to maintain the current relationship, in part, because of such knowledge. The Board also considered the steps that Invesco Advisers and its affiliates continue to take to improve the services they provide to the Invesco Funds in the areas of investment performance, product line diversification, distribution, fund operations, shareholder services and compliance. The Board considered Invesco Advisers’ independent credit analysis and investment risk management procedures as they apply to the Fund and the other Invesco Funds. The Board also considered the acquisition by Invesco Ltd. of the retail mutual fund business of Morgan Stanley and how that is expected to affect product line diversification. The Board also considered assurances from Invesco Advisers that it does not expect the acquisition to diminish the quality of services provided to the Invesco Funds and that it plans to increase staffing. The Board concluded that the quality and efficiency of the services Invesco Advisers and its affiliates provide to the Invesco Funds support the Board’s approval of the continuance of the Fund’s investment advisory agreement.
  The Board reviewed the services provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board concluded that the nature, extent and quality of the services provided by the Affiliated Sub-Advisers are appropriate. The Board noted that the Affiliated Sub-Advisers, which have offices and personnel that are located in financial centers around the world, can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund.

16        Invesco European Small Company Fund

B.	Fund Performance
  The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
  The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of all funds in the Lipper performance universe that are not managed by Invesco Advisers or an Affiliated Sub-Adviser and against the Lipper European Region Funds Index. The Board noted that the performance of Class A shares of the Fund was in the first quintile of its performance universe for the one and five year periods and the third quintile for the three year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that the performance of Class A shares of the Fund was above the performance of the Index for the one and five year periods and below the performance of the Index for the three year period. Although the independent written evaluation of the Fund’s Senior Officer only considered Fund performance through the most recent calendar year, the Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
  The Board compared the Fund’s contractual advisory fee rate to the contractual advisory fee rates of funds in the Fund’s Lipper expense group that are not managed by Invesco Advisers or an Affiliated Sub-Adviser, at a common asset level. The Board noted that the contractual advisory fee rate for Class A shares of the Fund was above the median contractual advisory fee rate of funds in its expense group. The Board also reviewed the methodology used by Lipper in determining contractual fee rates, which includes using audited financial data from the most recent annual report of each fund in the expense group that was publicly available as of the end of the past calendar year. The Board noted that comparative data is as of varying dates, which may affect the comparability of data during times of market volatility.
  The Board noted that Affiliated Sub-Advisers and other Invesco Advisers’ affiliated investment advisers advise funds with comparable investment strategies in other jurisdictions; however, the Board did not consider comparisons of fees charged to those funds to be apt, as those fees may include more than investment management services.
  The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least April 30, 2011 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board noted that at the current expense ratio for the Fund, this expense waiver does not have any impact.
  The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers.
  After taking account of the Fund’s contractual advisory and sub-advisory fee rates, the comparative advisory fee information discussed above and other relevant factors, the Board concluded that the Fund’s advisory and sub-advisory fees are fair and reasonable.

D.	Economies of Scale and Breakpoints
  The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund’s contractual advisory fee schedule includes seven breakpoints and that the Fund would share in economies of scale as the Fund’s net assets exceeded the breakpoints. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
  The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services. The Board reviewed with Invesco Advisers the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in connection with managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit with respect to the services Invesco Advisers and its subsidiaries provide to the Fund and the Invesco Funds. The Board also noted that Invesco Advisers continues to support the Invesco Funds with spending on regulatory compliance, attribution systems, global trading initiatives and a focus on building out the product line-up for the benefit of all shareholders of the Invesco Funds. The Board concluded that the Fund’s fees are fair and reasonable, and that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund is not excessive in light of the nature, quality and extent of the services provided and the support provided to the Invesco Funds. The Board considered whether Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts and concluded that Invesco Advisers and each Affiliated Sub-Adviser have the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
  The Board considered various other benefits received by Invesco Advisers and its affiliates resulting from the relationship with the Fund, including the fees received by Invesco Advisers and its affiliates for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed by Invesco Advisers and its affiliates to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board. The Board concluded that Invesco Advisers and its affiliates are providing these services in accordance with the terms of their contracts, and are qualified to continue to provide these services to the Fund.
  The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board concluded that the soft dollar arrangements are appropriate. The Board also concluded that, based on their review and representations made by the Chief Compliance Officer of the Invesco Funds, these arrangements are consistent with regulatory requirements.
  The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through at least June 30, 2011, the advisory fees payable by the Fund in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

17        Invesco European Small Company Fund

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You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.
Important Notice Regarding Delivery of Security Holder Documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-01540 and 002-27334.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2010, is available at our website, invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     If used after October 20, 2010, this report must be accompanied by a Quarterly Performance Review for the most recent quarter-end.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
ESC-SAR-1          Invesco Distributors, Inc.

Invesco Global Core Equity Fund
Semiannual Report to Shareholders ■ June 30, 2010

2	Fund Performance
3	Letters to Shareholders
4	Schedule of Investments
7	Financial Statements
9	Notes to Financial Statements
16	Financial Highlights
17	Fund Expenses
18	Approval of Investment Advisory and Sub-Advisory Agreements
For the most current month-end Fund performance and commentary, please visit invesco.com/performance.
Unless otherwise noted, all data provided by Invesco.
This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.
NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Performance
Performance summary
Fund vs. Indexes
Cumulative total returns, 12/31/09 to 6/30/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-12.62%
Class B Shares	-12.89
Class C Shares	-12.96
Class Y Shares	-12.46
Institutional Class Shares	-12.29
MSCI World Index ▼ (Broad Market/Style-Specific Index)	-9.84
Lipper Global Large-Cap Core Funds Index ▼ (Peer Group Index)	-10.11

▼ Lipper Inc.
The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries.
     The Lipper Global Large-Cap Core Funds Index is an unmanaged index considered representative of global large-cap core funds tracked by Lipper.
     The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.
Average Annual Total Returns

As of 6/30/10, including maximum applicable sales charges

Class A Shares
Inception (12/29/00)	2.56%
5 Years	-2.71
1 Year	0.06

Class B Shares
Inception (12/29/00)	2.57%
5 Years	-2.67
1 Year	0.15

Class C Shares
Inception (12/29/00)	2.45%
5 Years	-2.35
1 Year	4.05

Class Y Shares
Inception	3.21%
5 Years	-1.52
1 Year	6.15

Institutional Class Shares
Inception	3.46%
5 Years	-1.06
1 Year	6.52
Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     Institutional Class shares incepted on October 25, 2005. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco. com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y and Institutional Class shares was 1.93%, 2.68%, 2.68%, 1.68% and 1.24%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     A redemption fee of 2% will be imposed on certain redemptions or exchanges out of the Fund within 31 days of purchase. Exceptions to the redemption fee are listed in the Fund’s prospectus.
     Had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower.

2             Invesco Global Core Equity Fund

Letters to Shareholders
  Bruce Crockett
Dear Fellow Shareholders:
Although the global markets have improved since their lows of 2009, they remain challenging as governments around the world work to ensure the recovery remains on track. In this volatile environment, it’s comforting to know that your Board is committed to putting your interests first. We realize you have many choices when selecting a money manager, and your Board is working hard to ensure you feel you’ve made the right choice.
     To that end, I’m pleased to share the news that Invesco has completed its acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. This acquisition greatly expands the breadth and depth of investment strategies we can offer you. As a result of this combination, Invesco gained investment talent for a number of investment strategies, including U.S. value equity, U.S. small cap growth equity, tax-free municipals, bank loans and others. Another key advantage of this combination is the highly complementary nature of our cultures. This is making it much easier to bring our organizations together while ensuring that our investment teams remain focused on managing your money.
     We view this addition as an excellent opportunity for you, our shareholders, to have access to an even broader range of well-diversified mutual funds. Now that the acquisition has closed, Invesco is working to bring the full value of the combined organization to shareholders. The key goals of this effort are to ensure that we have deeply resourced and focused investment teams, a compelling line of products and enhanced efficiency, which will benefit our shareholders now and over the long term.
     It might interest you to know that the mutual funds of the combined organization are overseen by a single fund Board composed of 17 current members, including four new members who joined us from Van Kampen/Morgan Stanley. This expanded Board will continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we have always maintained.
     As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving your interests.
Sincerely,
Bruce L. Crockett
Independent Chair, Invesco Funds Board of Trustees
    Philip Taylor
Dear Shareholders:
I’m pleased to present this report on your Fund’s performance for the six months ended June 30, 2010. Whether you’re a long-time Invesco client or a shareholder who joined us as a result of our June 1 acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, I’m glad you’re part of the Invesco family.
     At Invesco, we’re committed to providing you with timely information about market conditions, answering questions you may have about your investments and offering outstanding customer service. At our website, invesco.com/us, you can obtain unique market perspectives, useful investor education information and your Fund’s most recent quarterly commentary.
     I believe Invesco, as a leading global investment manager, is uniquely positioned to serve your needs.
     First, we are committed to investment excellence. We believe the best investment insights come from specialized investment teams with discrete investment perspectives, each operating under a disciplined philosophy and process with strong risk oversight and quality controls.
     Second, we offer you a broad range of investment products that can be tailored to your needs and goals. These products include single-country, regional and global investment options spanning major equity, fixed income and alternative asset classes.
     And third, we have just one focus: investment management. At Invesco, we believe that focus brings success, and that’s why investment management is all we do.
     If you have questions about your account, please contact one of our client services representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, please email me directly at phil@invesco.com.
     Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco

3             Invesco Global Core Equity Fund

Schedule of Investments

June 30, 2010
(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–97.70%
Australia–4.48%
Australia and New Zealand Banking Group Ltd.	34,753	$623,557

BHP Billiton Ltd.	41,326	1,284,545

Macquarie Group Ltd.	18,586	571,659

Telstra Corp. Ltd.	277,871	755,681

		3,235,442

Bermuda–0.95%
PartnerRe Ltd.	9,743	683,374

Brazil–0.92%
Banco Santander Brasil S.A.(a)(b)	7,900	81,398

Banco Santander Brasil S.A.(a)	5,100	52,548

Companhia Energetica de Minas Gerais S.A.–ADR	7,719	113,238

PDG Realty S.A. Empreendimentos e Participacoes	15,700	131,500

Petroleo Brasileiro S.A.–ADR	4,662	160,000

Vale S.A.–ADR	5,210	126,864

		665,548

Canada–5.22%
Agrium Inc.	16,279	795,291

EnCana Corp.	21,275	645,606

Intact Financial Corp.	19,910	839,871

Nexen Inc.	31,629	622,239

Toronto-Dominion Bank (The)	13,324	865,860

		3,768,867

China–0.58%
China Construction Bank Corp.–Class H	107,000	86,105

CNOOC Ltd.	82,575	140,762

Renhe Commercial Holdings Co. Ltd.	322,000	66,734

Soho China Ltd.	219,500	127,022

		420,623

Finland–0.83%
Nokia Corp.–ADR	74,037	603,402

France–4.20%
BNP Paribas	11,152	595,576

Bouygues S.A.	23,217	889,464

Sanofi-Aventis S.A.	15,367	926,864

Total S.A.	14,066	626,128

		3,038,032

Germany–1.90%
Bayerische Motoren Werke AG	17,984	870,032

Salzgitter AG	8,485	505,791

		1,375,823

Greece–0.50%
National Bank of Greece S.A.(c)	32,837	357,852

Hong Kong–2.50%
Chaoda Modern Agriculture (Holdings) Ltd.	110,000	107,489

Cheung Kong (Holdings) Ltd.	60,000	689,447

China Unicom (Hong Kong) Ltd.	86,000	114,968

Esprit Holdings Ltd.	146,641	790,778

Sinofert Holdings Ltd.(c)	260,000	101,999

		1,804,681

India–0.32%
Grasim Industries Ltd.	5	197

Oil and Natural Gas Corp. Ltd.	3,101	87,600

State Bank of India–GDR	1,429	142,757

		230,554

Indonesia–0.13%
PT Telekomunikasi Indonesia Tbk	113,500	95,582

Ireland–0.13%
Dragon Oil PLC(c)	15,841	95,367

Italy–1.10%
Eni S.p.A.	43,299	795,008

Japan–12.62%
Canon Inc.	17,665	658,792

FUJIFILM Holdings Corp.	25,640	737,770

Mitsubishi Corp.	29,200	608,636

Mitsubishi UFJ Financial Group, Inc.	257,930	1,169,569

Murata Manufacturing Co., Ltd.	12,800	609,809

Nippon Telegraph & Telephone Corp.	14,100	575,852

Nippon Yusen Kabushiki Kaisha	275,000	998,946

Nissan Motor Co., Ltd.	110,600	766,920

NTT DoCoMo, Inc.	443	670,107

Seven & I Holdings Co., Ltd.	31,100	713,769

Sumitomo Chemical Co., Ltd.	234,000	903,721

Takeda Pharmaceutical Co., Ltd.	16,600	710,632

		9,124,523

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

4        Invesco Global Core Equity Fund

	Shares	Value

Mexico–0.42%
America Movil S.A.B de C.V.–Series L	64,800	$153,334

Desarrolladora Homex S.A. de C.V.–ADR	4,280	108,027

Grupo Financiero Banorte S.A.B. de C.V.–Class O	11,100	42,059

		303,420

Netherlands–2.03%
TNT N.V.	32,766	826,011

Unilever N.V.	23,475	640,184

		1,466,195

Norway–0.90%
Statoil A.S.A.	33,750	650,998

Russia–0.24%
Gazprom–ADR	5,214	98,067

Rosneft Oil Co.–GDR	12,101	73,659

		171,726

South Africa–0.76%
Barloworld Ltd.	18,402	96,484

Sasol Ltd.	2,731	96,927

Standard Bank Group Ltd.	11,421	151,052

Steinhoff International Holdings Ltd.(c)	47,078	108,435

Tiger Brands Ltd.	4,421	97,495

		550,393

South Korea–1.24%
Hyundai Mipo Dockyard Co., Ltd.	1,215	127,635

Hyundai Mobis	999	167,332

LG Electronics Inc.	800	61,099

Lotte Shopping Co., Ltd.	222	63,588

POSCO	348	132,097

Samsung Electronics Co., Ltd.	280	175,832

Shinhan Financial Group Co., Ltd.	2,850	104,976

SK Telecom Co., Ltd.	502	65,757

		898,316

Spain–2.95%
Banco Santander S.A.	93,327	980,879

Iberdrola S.A.	78,935	442,736

Telefonica S.A.	38,255	706,581

		2,130,196

Switzerland–5.08%
ACE Ltd.	19,194	988,107

Holcim Ltd.	13,937	932,773

Swisscom AG	2,646	896,300

Zurich Financial Services AG	3,892	854,218

		3,671,398

Taiwan–0.61%
AU Optronics Corp.–ADR	11,016	97,822

HTC Corp.	12,650	167,822

Powertech Technology Inc.	48,200	133,585

U-Ming Marine Transport Corp.	22,000	41,950

		441,179

Thailand–0.23%
Bangkok Bank PCL–NVDR	26,500	101,355

PTT PCL	8,500	63,933

		165,288

Turkey–0.15%
Asya Katilim Bankasi AS	47,554	108,676

Turkiye Is Bankasi–Class C	1	2

		108,678

United Kingdom–8.22%
BP PLC	118,921	571,030

GlaxoSmithKline PLC–ADR	20,661	702,681

Imperial Tobacco Group PLC	52,203	1,455,246

National Grid PLC	87,237	642,500

Royal Dutch Shell PLC–Class B	66,404	1,607,406

Vodafone Group PLC	465,366	964,147

		5,943,010

United States–38.49%
3M Co.	17,528	1,384,537

Aflac, Inc.	18,822	803,135

Apache Corp.	8,869	746,681

Apollo Group, Inc.–Class A(c)	12,946	549,817

Archer-Daniels-Midland Co.	28,645	739,614

Avon Products, Inc.	25,381	672,596

Bank of America Corp.	57,802	830,615

Bank of New York Mellon Corp.	33,561	828,621

Best Buy Co., Inc.	18,770	635,552

Chevron Corp.	22,532	1,529,021

Coach, Inc.	31,667	1,157,429

ConocoPhillips	24,863	1,220,525

DaVita, Inc.(c)	14,670	915,995

DTE Energy Co.	22,647	1,032,930

Energen Corp.	19,788	877,202

GameStop Corp.–Class A(c)	44,953	844,667

International Business Machines Corp.	5,537	683,709

Johnson & Johnson	26,750	1,579,855

Kroger Co. (The)	57,742	1,136,940

Merck & Co., Inc.	46,481	1,625,440

Microsoft Corp.	34,803	800,817

Morgan Stanley	40,276	934,806

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5        Invesco Global Core Equity Fund

	Shares	Value

United States–(continued)

Oracle Corp.	57,054	$1,224,379

Pfizer, Inc.	47,526	677,721

Philip Morris International, Inc.	14,121	647,307

Stryker Corp.	15,860	793,951

Valero Energy Corp.	46,751	840,583

W. R. Berkley Corp.	26,356	697,380

WellPoint Inc.(c)	28,807	1,409,526

		27,821,351

Total Common Stocks & Other Equity Interests (Cost $77,925,372)		70,616,826

Preferred Stocks–1.14%
Brazil–0.16%
Usinas Siderurgicas de Minas Gerais S.A.–Class A–Pfd.	4,300	115,051

Germany–0.98%
Porsche Automobil Holding SE–Pfd. (Germany)	16,621	709,189

Total Preferred Stocks (Cost $1,235,945)		824,240

Money Market Funds–0.80%
Liquid Assets Portfolio–Institutional Class(d)	287,710	287,710

Premier Portfolio–Institutional Class(d)	287,710	287,710

Total Money Market Funds (Cost $575,420)		575,420

TOTAL INVESTMENTS–99.64% (Cost $79,736,737)		72,016,486

OTHER ASSETS LESS LIABILITIES–0.36%		258,618

NET ASSETS–100.00%		$72,275,104

Investment Abbreviations:

ADR	– American Depositary Receipt
GDR	– Global Depositary Receipt
NVDR	– Non-Voting Depositary Receipt
Pfd.	– Preferred

Notes to Schedule of Investments:

(a)	Each unit represents 55 common shares and 50 preference shares.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at June 30, 2010 represented 0.11% of the Fund’s Net Assets.
(c)	Non-income producing security.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser.

Portfolio Composition

By sector, based on Net Assets
as of June 30, 2010

Financials	20.1%

Energy	14.8

Health Care	12.9

Consumer Discretionary	9.4

Consumer Staples	8.6

Information Technology	8.2

Industrials	6.9

Telecommunication Services	6.9

Materials	6.8

Utilities	4.3

Money Market Funds Plus Other Assets Less Liabilities	1.1

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6        Invesco Global Core Equity Fund

Statement of Assets and Liabilities

June 30, 2010
(Unaudited)

Assets:
Investments, at value (Cost $79,161,317)	$71,441,066

Investments in affiliated money market funds, at value and cost	575,420

Total investments, at value (Cost $79,736,737)	72,016,486

Foreign currencies, at value (Cost $311,407)	311,407

Receivables for:
Fund shares sold	6,526

Dividends	248,788

Investment for trustee deferred compensation and retirement plans	18,226

Other assets	21,951

Total assets	72,623,384

Liabilities:
Payables for:
Investments purchased	16,062

Fund shares reacquired	161,036

Accrued fees to affiliates	72,222

Accrued other operating expenses	65,309

Trustee deferred compensation and retirement plans	33,651

Total liabilities	348,280

Net assets applicable to shares outstanding	$72,275,104

Net assets consist of:
Shares of beneficial interest	$116,414,840

Undistributed net investment income	683,072

Undistributed net realized gain (loss)	(37,103,269)

Unrealized appreciation (depreciation)	(7,719,539)

$72,275,104

Net Assets:
Class A	$51,848,638

Class B	$9,502,717

Class C	$10,262,489

Class Y	$636,923

Institutional Class	$24,337

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	4,798,898

Class B	913,158

Class C	985,467

Class Y	58,874

Institutional Class	2,229

Class A:
Net asset value per share	$10.80

Maximum offering price per share (Net asset value of $10.80 divided by 94.50%)	$11.43

Class B:
Net asset value and offering price per share	$10.41

Class C:
Net asset value and offering price per share	$10.41

Class Y:
Net asset value and offering price per share	$10.82

Institutional Class:
Net asset value and offering price per share	$10.92

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7        Invesco Global Core Equity Fund

Statement of Operations

For the six months ended June 30, 2010
(Unaudited)

Investment income:
Dividends (net of foreign withholding taxes of $91,273)	$1,301,692

Dividends from affiliated money market funds	372

Total investment income	1,302,064

Expenses:
Advisory fees	341,518

Administrative services fees	24,794

Custodian fees	27,787

Distribution fees:
Class A	75,923

Class B	59,258

Class C	60,281

Transfer agent fees — A, B, C, and Y	161,394

Transfer agent fees — Institutional	13

Trustees’ and officers’ fees and benefits	10,314

Other	64,135

Total expenses	825,417

Less: Fees waived and expenses reimbursed	(870)

Net expenses	824,547

Net investment income	477,517

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (Net of foreign taxes of $3,109)	468,765

Foreign currencies	(68,516)

400,249

Change in net unrealized appreciation (depreciation) of:
Investment securities (net of foreign taxes on holdings of $41,646)	(11,672,486)

Foreign currencies	(1,743)

(11,674,229)

Net realized and unrealized gain (loss)	(11,273,980)

Net increase (decrease) in net assets resulting from operations	$(10,796,463)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8        Invesco Global Core Equity Fund

Statement of Changes in Net Assets

For the six months ended June 30, 2010 and the year ended December 31, 2009
(Unaudited)

	June 30,	December 31,
	2010	2009

Operations:
Net investment income	$477,517	$763,168

Net realized gain (loss)	400,249	(11,578,725)

Change in net unrealized appreciation (depreciation)	(11,674,229)	32,714,108

Net increase (decrease) in net assets resulting from operations	(10,796,463)	21,898,551

Distributions to shareholders from net investment income:
Class A	—	(396,226)

Class Y	—	(5,551)

Institutional Class	—	(132)

Total distributions from net investment income	—	(401,909)

Share transactions–net:
Class A	(5,826,573)	(10,655,352)

Class B	(2,378,885)	(5,438,131)

Class C	(1,074,476)	(2,717,377)

Class Y	65,677	158,712

Institutional Class	18,320	(86,314)

Net increase (decrease) in net assets resulting from share transactions	(9,195,937)	(18,738,462)

Net increase (decrease) in net assets	(19,992,400)	2,758,180

Net assets:
Beginning of period	92,267,504	89,509,324

End of period (includes undistributed net investment income of $683,072 and $205,555, respectively)	$72,275,104	$92,267,504

Notes to Financial Statements

June 30, 2010
(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco Global Core Equity Fund, formerly AIM Global Core Equity Fund (the “Fund”), is a series portfolio of AIM Funds Group (Invesco Funds Group) formerly AIM Funds Group (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of seven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s primary investment objective is long-term growth of capital.
  The Fund currently consists of five different classes of shares: Class A, Class B, Class C, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class Y and Institutional Class shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an

9        Invesco Global Core Equity Fund

independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to

10        Invesco Global Core Equity Fund

federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Redemption Fees — The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions or exchanges of shares within 31 days of purchase. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $250 million	0.80%

Next $250 million	0.78%

Next $500 million	0.76%

Next $1.5 billion	0.74%

Next $2.5 billion	0.72%

Next $2.5 billion	0.70%

Next $2.5 billion	0.68%

Over $10 billion	0.66%

11        Invesco Global Core Equity Fund

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least April 30, 2011, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver (excluding certain items discussed below) of Class A, Class B, Class C, Class Y and Institutional Class shares to 2.25%, 3.00%, 3.00%, 2.00% and 2.00%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. The Board of Trustees or Invesco may terminate the fee waiver arrangement at any time. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the six months ended June 30, 2010, the Adviser waived advisory fees of $698.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the Invesco Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the six months ended June 30, 2010, Invesco Ltd. reimbursed expenses of the Fund in the amount of $172.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended June 30, 2010, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended June 30, 2010, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B and Class C shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the six months ended June 30, 2010, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended June 30, 2010, IDI advised the Fund that IDI retained $6,900 in front-end sales commissions from the sale of Class A shares and $0, $8,755 and $385 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

12        Invesco Global Core Equity Fund

  The following is a summary of the tiered valuation input levels, as of June 30, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1*	Level 2*	Level 3	Total

Australia	$—	$3,235,442	$—	$3,235,442

Bermuda	683,374	—	—	683,374

Brazil	780,599	—	—	780,599

Canada	3,768,867	—	—	3,768,867

China	—	420,623	—	420,623

Finland	603,402	—	—	603,402

France	—	3,038,032	—	3,038,032

Germany	—	2,085,012	—	2,085,012

Greece	357,852	—	—	357,852

Hong Kong	—	1,804,681	—	1,804,681

India	142,954	87,600	—	230,554

Indonesia	—	95,582	—	95,582

Ireland	—	95,367	—	95,367

Italy	—	795,008	—	795,008

Japan	—	9,124,523	—	9,124,523

Mexico	303,420	—	—	303,420

Netherlands	—	1,466,195	—	1,466,195

Norway	—	650,998	—	650,998

Russia	—	171,726	—	171,726

South Africa	—	550,393	—	550,393

South Korea	—	898,316	—	898,316

Spain	—	2,130,196	—	2,130,196

Switzerland	988,107	2,683,291	—	3,671,398

Taiwan	97,822	343,357	—	441,179

Thailand	—	165,288	—	165,288

Turkey	—	108,678	—	108,678

United Kingdom	702,681	5,240,329	—	5,943,010

United States	28,396,771	—	—	28,396,771

Total Investments	$36,825,849	$35,190,637	$—	$72,016,486

*	Transfers occurred between Level 1 and Level 2 due to foreign fair value adjustments.

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangements are comprised of (1) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (2) custodian credits which result from periodic overnight cash balances at the custodian. For the six months ended June 30, 2010, the Fund received credits from these arrangements, which resulted in the reduction of the Fund’s total expenses of $0.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the six months ended June 30, 2010, the Fund paid legal fees of $1,396 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

13        Invesco Global Core Equity Fund

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund had a capital loss carryforward as of December 31, 2009 which expires as follows:

Capital Loss
Expiration	Carryforward*

December 31, 2016	$21,962,315

December 31, 2017	14,435,805

Total capital loss carryforward	$36,398,120

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended June 30, 2010 was $13,051,609 and $21,902,337, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$5,838,567

Aggregate unrealized (depreciation) of investment securities	(14,431,273)

Net unrealized appreciation (depreciation) of investment securities	$(8,592,706)

Cost of investments for tax purposes is $80,609,192.

14        Invesco Global Core Equity Fund

NOTE 9—Share Information

	Summary of Share Activity

	Six months ended		Year ended
	June 30, 2010(a)		December 31, 2009
	Shares	Amount	Shares	Amount

Sold:
Class A	149,868	$1,817,785	439,799	$4,499,734

Class B	32,907	387,147	62,995	621,870

Class C	38,625	454,457	114,824	1,132,748

Class Y	7,826	97,216	30,514	295,810

Institutional Class	2,037	25,984	—	—

Issued as reinvestment of dividends:
Class A	—	—	30,532	374,941

Class B	—	—	—	—

Class C	—	—	—	—

Class Y	—	—	431	5,297

Institutional Class	—	—	11	132

Automatic conversion of Class B shares to Class A shares:
Class A	109,270	1,322,017	265,744	2,651,642

Class B	(113,209)	(1,322,017)	(274,570)	(2,651,642)

Reacquired:(b)
Class A	(746,952)	(8,966,375)	(1,805,231)	(18,181,669)

Class B	(124,774)	(1,444,015)	(363,580)	(3,408,359)

Class C	(132,180)	(1,528,933)	(396,616)	(3,850,125)

Class Y	(2,616)	(31,539)	(13,329)	(142,395)

Institutional Class	(670)	(7,664)	(11,381)	(86,446)

Net increase (decrease) in share activity	(779,868)	$(9,195,937)	(1,919,857)	$(18,738,462)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 27% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Net of redemption fees of $680 and $770 allocated among the classes based on relative net assets of each class for the six months ended June 30, 2010 and the year ended December 31, 2009, respectively.

15        Invesco Global Core Equity Fund

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated

											Ratio of		Ratio of
											expenses		expenses
			Net gains								to average		to average net		Ratio of net
	Net asset		(losses) on		Dividends	Distributions					net assets		assets without		investment
	value,	Net	securities (both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	gains	Distributions	of period(b)	Return(c)	(000s omitted)	absorbed		absorbed		net assets		turnover(d)

Class A
Six months ended 06/30/10	$12.36	$0.10	$(1.66)	$(1.56)	$—	$—	$—	$10.80	(12.62)%	$51,849	1.73	%(e)	1.73	%(e)	1.33	%(e)	16%
Year ended 12/31/09	9.56	0.12	2.76	2.88	(0.08)	—	(0.08)	12.36	30.08	65,333	1.93		1.93		1.10		43
Year ended 12/31/08	15.75	0.12	(6.27)	(6.15)	(0.04)	—	(0.04)	9.56	(39.03)	60,767	1.58		1.59		0.96		146
Year ended 12/31/07	16.14	0.18	0.19	0.37	(0.22)	(0.54)	(0.76)	15.75	2.31	139,688	1.44		1.47		1.08		35
Year ended 12/31/06	13.97	0.14	2.82	2.96	(0.17)	(0.62)	(0.79)	16.14	21.16	149,283	1.53		1.58		0.88		24
Year ended 12/31/05	13.28	0.13	1.38	1.51	(0.16)	(0.66)	(0.82)	13.97	11.35	93,363	1.62		1.67		0.91		51

Class B
Six months ended 06/30/10	11.95	0.06	(1.60)	(1.54)	—	—	—	10.41	(12.89)	9,503	2.48	(e)	2.48	(e)	0.58	(e)	16
Year ended 12/31/09	9.26	0.04	2.65	2.69	—	—	—	11.95	29.05	13,360	2.68		2.68		0.35		43
Year ended 12/31/08	15.37	0.03	(6.10)	(6.07)	(0.04)	—	(0.04)	9.26	(39.48)	15,675	2.33		2.34		0.21		146
Year ended 12/31/07	15.73	0.05	0.20	0.25	(0.07)	(0.54)	(0.61)	15.37	1.62	50,018	2.19		2.22		0.33		35
Year ended 12/31/06	13.65	0.02	2.75	2.77	(0.07)	(0.62)	(0.69)	15.73	20.27	65,013	2.28		2.33		0.13		24
Year ended 12/31/05	13.02	0.03	1.34	1.37	(0.08)	(0.66)	(0.74)	13.65	10.51	49,827	2.33		2.38		0.20		51

Class C
Six months ended 06/30/10	11.96	0.06	(1.61)	(1.55)	—	—	—	10.41	(12.96)	10,262	2.48	(e)	2.48	(e)	0.58	(e)	16
Year ended 12/31/09	9.26	0.04	2.66	2.70	—	—	—	11.96	29.16	12,900	2.68		2.68		0.35		43
Year ended 12/31/08	15.38	0.03	(6.11)	(6.08)	(0.04)	—	(0.04)	9.26	(39.52)	12,604	2.33		2.34		0.21		146
Year ended 12/31/07	15.74	0.05	0.20	0.25	(0.07)	(0.54)	(0.61)	15.38	1.62	34,626	2.19		2.22		0.33		35
Year ended 12/31/06	13.66	0.02	2.75	2.77	(0.07)	(0.62)	(0.69)	15.74	20.26	44,587	2.28		2.33		0.13		24
Year ended 12/31/05	13.03	0.03	1.34	1.37	(0.08)	(0.66)	(0.74)	13.66	10.50	24,316	2.33		2.38		0.20		51

Class Y
Six months ended 06/30/10	12.36	0.12	(1.66)	(1.54)	—	—	—	10.82	(12.46)	637	1.48	(e)	1.48	(e)	1.58	(e)	16
Year ended 12/31/09	9.56	0.14	2.76	2.90	(0.10)	—	(0.10)	12.36	30.39	663	1.68		1.68		1.35		43
Year ended 12/31/08(f)	11.29	0.02	(1.71)	(1.69)	(0.04)	—	(0.04)	9.56	(14.95)	345	1.67	(g)	1.67	(g)	0.87	(g)	146

Institutional Class
Six months ended 06/30/10	12.45	0.12	(1.65)	(1.53)	—	—	—	10.92	(12.29)	24	1.19	(e)	1.19	(e)	1.87	(e)	16
Year ended 12/31/09	9.61	0.17	2.82	2.99	(0.15)	—	(0.15)	12.45	31.17	11	1.24		1.24		1.79		43
Year ended 12/31/08	15.77	0.22	(6.34)	(6.12)	(0.04)	—	(0.04)	9.61	(38.79)	118	0.97		0.98		1.57		146
Year ended 12/31/07	16.17	0.26	0.19	0.45	(0.31)	(0.54)	(0.85)	15.77	2.84	111,805	0.93		0.96		1.59		35
Year ended 12/31/06	13.98	0.22	2.83	3.05	(0.24)	(0.62)	(0.86)	16.17	21.81	51,005	0.98		1.03		1.43		24
Year ended 12/31/05(f)	13.90	0.04	0.86	0.90	(0.16)	(0.66)	(0.82)	13.98	6.48	2,542	1.09	(g)	1.14	(g)	1.44	(g)	51

(a)	Calculated using average shares outstanding.
(b)	Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $61,242, $11,950, $12,156, $28,147 and $711,245 for Class A, Class B, Class C, Class Y and Institutional Class shares, respectively.
(f)	Commencement date of October 3, 2008 and October 25, 2005 for Class Y and Institutional Class shares, respectively.
(g)	Annualized.

16        Invesco Global Core Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2010 through June 30, 2010.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(01/01/10)	(06/30/10)[1]	Period[2]	(06/30/10)	Period[2]	Ratio
A	$1,000.00	$873.80	$8.04	$1,016.22	$8.65	1.73%

B	1,000.00	871.10	11.51	1,012.50	12.37	2.48

C	1,000.00	870.40	11.50	1,012.50	12.37	2.48

Y	1,000.00	875.40	6.88	1,017.46	7.40	1.48

Institutional	1,000.00	877.10	5.54	1,018.89	5.96	1.19

[1]	The actual ending account value is based on the actual total return of the Fund for the period January 1, 2010 through June 30, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

17        Invesco Global Core Equity Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Funds Group (Invesco Funds Group) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of the Invesco Global Core Equity Fund (the Fund) investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 15-16, 2010, the Board as a whole, and the disinterested or “independent” Trustees, who comprise 85% of the Board, voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2010. In doing so, the Board considered the process that it follows in reviewing and approving the Fund’s investment advisory agreement and sub-advisory contracts and the information that it is provided and determined that the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and that the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the Fund’s investment advisory agreement and sub-advisory contracts is fair and reasonable.

The Board’s Fund Evaluation Process
The Board’s Investments Committee has established three Sub-Committees, each of which is responsible for overseeing the management of a number of the series portfolios of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risk of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to all their assigned funds. Each Sub-Committee recommends to the Investments Committee, which in turn recommends to the full Board, whether to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.
  During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by an independent company, Lipper, Inc. (Lipper). The Trustees also receive an independent written evaluation from the Senior Officer, which is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure that they are negotiated in a manner that is at arms’ length and reasonable. The independent Trustees are assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer and by independent legal counsel. The independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in private sessions with the Senior Officer and counsel.
  In evaluating the fairness and reasonableness of the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board considered the information provided to them as part of the contract renewal process as well as information provided at their meetings throughout the year as part of their ongoing oversight of the Fund, and did not identify any information that was controlling. One Trustee may weigh a particular piece of information differently than another Trustee. The Trustees recognized that the advisory arrangements and resulting advisory fees for the Fund and the other Invesco Funds are the result of years of review and negotiation between the Trustees and Invesco Advisers, that the Trustees may focus to a greater extent on certain aspects of these arrangements in some years than in others, and that the Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years.
  The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 16, 2010, and may not reflect consideration of factors that became known to the Board after that date, including, for example, changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services. The Board’s review of the qualifications of Invesco Advisers to provide these services included the Board’s consideration of Invesco Advisers’ portfolio and product review process, various back office support functions provided by Invesco Advisers and its affiliates, and Invesco Advisers’ equity and fixed income trading operations. The Board concluded that the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers were appropriate and that Invesco Advisers currently is providing satisfactory advisory services in accordance with the terms of the Fund’s investment advisory agreement. In addition, based on their ongoing meetings throughout the year with the Fund’s portfolio manager or managers, the Board concluded that these individuals are competent and able to continue to carry out their responsibilities under the Fund’s investment advisory agreement or sub-advisory contracts, as applicable.
  In determining whether to continue the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the Fund, as well as the Board’s knowledge of Invesco Advisers’ operations, and concluded that it is beneficial to maintain the current relationship, in part, because of such knowledge. The Board also considered the steps that Invesco Advisers and its affiliates continue to take to improve the services they provide to the Invesco Funds in the areas of investment performance, product line diversification, distribution, fund operations, shareholder services and compliance. The Board considered Invesco Advisers’ independent credit analysis and investment risk management procedures as they apply to the Fund and the other Invesco Funds. The Board also considered the acquisition by Invesco Ltd. of the retail mutual fund business of Morgan Stanley and how that is expected to affect product line diversification. The Board also considered assurances from Invesco Advisers that it does not expect the acquisition to diminish the quality of services provided to the Invesco Funds and that it plans to increase staffing. The Board concluded that the quality and efficiency of the services Invesco Advisers and its affiliates provide to the Invesco Funds support the Board’s approval of the continuance of the Fund’s investment advisory agreement.
  The Board reviewed the services provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board concluded that the nature, extent and quality of the services provided by the Affiliated Sub-Advisers are appropriate. The Board noted that the Affiliated Sub-Advisers, which have offices and personnel that are located in financial centers around the world, can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund.

B.	Fund Performance
The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
  The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of all funds in the Lipper performance universe that are not managed by Invesco Advisers or an Affiliated Sub-Adviser and against the Lipper Global Large-Cap Core Funds Index. The Board noted that the performance of Class A shares of the Fund was in the third quintile of its performance universe for the one and five year periods and the

18        Invesco Global Core Equity Fund

fourth quintile of its performance universe for the three year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that the performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. Although the independent written evaluation of the Fund’s Senior Officer only considered Fund performance through the most recent calendar year, the Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board compared the Fund’s contractual advisory fee rate to the contractual advisory fee rates of funds in the Fund’s Lipper expense group that are not managed by Invesco Advisers or an Affiliated Sub-Adviser, at a common asset level. The Board noted that the contractual advisory fee rate for Class A shares of the Fund was below the median contractual advisory fee rate of funds in its expense group. The Board also reviewed the methodology used by Lipper in determining contractual fee rates, which includes using audited financial data from the most recent annual report of each fund in the expense group that was publicly available as of the end of the past calendar year. The Board noted that comparative data is as of varying dates, which may affect the comparability of data during times of market volatility.
  The Board noted that Invesco Advisers does not serve as an adviser to other domestic mutual funds with investment strategies comparable to those of the Fund. Affiliated Sub-Advisers and other Invesco Advisers’ affiliated investment advisers do advise funds with comparable investment strategies in other jurisdictions; however, the Board did not consider comparisons of fees charged to those funds to be apt, as those fees may include more than investment management services.
  The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other client accounts with investment strategies comparable to those of the Fund. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients based upon policies reviewed with the Board. Invesco Advisers reviewed with the Board the significantly greater scope of services it provides to the Invesco Funds relative to other client accounts, including provision of administrative services, officers and office space, oversight of service providers, preparation of annual registration statement updates and financial information and regulatory compliance under the Investment Company Act of 1940, as amended. Invesco Advisers also reviewed generally the higher frequency of shareholder purchases and redemptions in the Invesco Funds relative to the flow of assets managed for other client accounts and noted that advance notice of redemptions affecting management assets is often provided to Invesco Advisers by institutional clients. Although the Board noted that the fees charged to other client accounts were often lower than the advisory fee charged by Invesco Advisers to the Fund and other Invesco Funds, the Board did note that sub-advisory fees charged by the Affiliated Sub-Advisers to manage the Invesco Funds and to manage other client accounts were more comparable. In light of this information, the Board concluded that the aggregate services provided to the Invesco Funds were sufficiently different from services provided to other client accounts and accordingly, the Board did not place significant weight on these fee comparisons.
  The Board also noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least April 30, 2011 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board noted that at the current expense ratio for the Fund, this expense waiver does not have any impact.
  The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers.
  After taking account of the Fund’s contractual advisory and sub-advisory fee rates, the comparative advisory fee information discussed above and other relevant factors, the Board concluded that the Fund’s advisory and sub-advisory fees are fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund’s contractual advisory fee schedule includes seven breakpoints, and that the Fund would share in economies of scale as the Fund’s net assets exceeded the breakpoints. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services. The Board reviewed with Invesco Advisers the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in connection with managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit with respect to the services Invesco Advisers and its subsidiaries provide to the Fund and the Invesco Funds. The Board also noted that Invesco Advisers continues to support the Invesco Funds with spending on regulatory compliance, attribution systems, global trading initiatives and a focus on building out the product line-up for the benefit of all shareholders of the Invesco Funds. The Board concluded that the Fund’s fees are fair and reasonable, and that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund is not excessive in light of the nature, quality and extent of the services provided and the support provided to the Invesco Funds. The Board considered whether Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts and concluded that Invesco Advisers and each Affiliated Sub-Adviser have the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates resulting from the relationship with the Fund, including the fees received by Invesco Advisers and its affiliates for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed by Invesco Advisers and its affiliates to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board. The Board concluded that Invesco Advisers and its affiliates are providing these services in accordance with the terms of their contracts, and are qualified to continue to provide these services to the Fund.
  The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for the research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board concluded that the soft dollar arrangements are appropriate. The Board also concluded that, based on their review and representations made by the Chief Compliance Officer of the Invesco Funds, these arrangements are consistent with regulatory requirements.
  The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through at least June 30, 2011, the advisory fees payable by the Fund in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

19        Invesco Global Core Equity Fund

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Important Notice Regarding Delivery of Security Holder Documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-01540 and 002-27334.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2010, is available at our website, invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     If used after October 20, 2010, this report must be accompanied by a Quarterly Performance Review for the most recent quarter-end.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
GCE-SAR-1                      Invesco Distributors, Inc.

Invesco International Small Company Fund
Semiannual Report to Shareholders • June 30, 2010

2	Fund Performance
3	Letters to Shareholders
4	Schedule of Investments
7	Financial Statements
9	Notes to Financial Statements
16	Financial Highlights
17	Fund Expenses
18	Approval of Investment Advisory and Sub-Advisory Agreements
For the most current month-end Fund performance and commentary, please visit invesco.com/performance.
Unless otherwise noted, all data provided by Invesco.
This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.
NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Performance
Performance summary
Fund vs. Indexes
Cumulative total returns, 12/31/09 to 6/30/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	–7.11%
Class B Shares	–7.41
Class C Shares	–7.41
Class Y Shares	–6.96
Institutional Class Shares	–6.88
MSCI EAFE Index▼ (Broad Market Index)	–13.23
MSCI World Ex-US Small Cap Index▼ (Style-Specific Index)	–6.31
Lipper International Small/Mid-Cap Growth Funds Index▼ (Peer Group Index)	–6.75

▼	Lipper Inc.
The MSCI EAFE® Index is an unmanaged index considered representative of stocks of Europe, Australasia and the Far East.
     The MSCI World Ex-US Small Cap Index is an unmanaged index considered representative of small-cap stocks of global developed markets, excluding those of the U.S.
     The Lipper International Small/Mid-Cap Growth Funds Index is an unmanaged index considered representative of international small/mid-cap growth funds tracked by Lipper.
     The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.
Average Annual Total Returns
As of 6/30/10, including maximum applicable sales charges

Class A Shares
Inception (8/31/00)	9.11%
5 Years	5.87
1 Year	9.78

Class B Shares
Inception (8/31/00)	9.11%
5 Years	6.03
1 Year	10.38

Class C Shares
Inception (8/31/00)	8.98%
5 Years	6.29
1 Year	14.38

Class Y Shares
Inception	9.80%
5 Years	7.19
1 Year	16.52

Institutional Class Shares
Inception	9.98%
5 Years	7.54
1 Year	16.75
Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     Institutional Class shares incepted on October 25, 2005. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y and Institutional shares was 1.62%, 2.37%, 2.37%, 1.37% and 1.12%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     A redemption fee of 2% will be imposed on certain redemptions or exchanges out of the Fund within 31 days of purchase. Exceptions to the redemption fee are listed in the Fund’s prospectus.
     Had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower.

2     Invesco International Small Company Fund

Letters to Shareholders
Dear Fellow Shareholders:
Although the global markets have improved since their lows of 2009, they remain challenging as governments around the world work to ensure the recovery remains on track. In this volatile environment, it’s comforting to know that your Board is committed to putting your interests first. We realize you have many choices when selecting a money manager, and your Board is working hard to ensure you feel you’ve made the right choice.
     To that end, I’m pleased to share the news that Invesco has completed its acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. This acquisition greatly expands the breadth and depth of investment strategies we can offer you. As a result of this combination, Invesco gained investment talent for a number of investment strategies, including U.S. value equity, U.S. small cap growth equity, tax-free municipals, bank loans and others. Another key advantage of this combination is the highly complementary nature of our cultures. This is making it much easier to bring our organizations together while ensuring that our investment teams remain focused on managing your money.
     We view this addition as an excellent opportunity for you, our shareholders, to have access to an even broader range of well-diversified mutual funds. Now that the acquisition has closed, Invesco is working to bring the full value of the combined organization to shareholders. The key goals of this effort are to ensure that we have deeply resourced and focused investment teams, a compelling line of products and enhanced efficiency, which will benefit our shareholders now and over the long term.
     It might interest you to know that the mutual funds of the combined organization are overseen by a single fund Board composed of 17 current members, including four new members who joined us from Van Kampen/Morgan Stanley. This expanded Board will continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we have always maintained.
     As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving your interests.
Sincerely,

Bruce L. Crockett
Independent Chair, Invesco Funds Board of Trustees
Dear Shareholders:
I’m pleased to present this report on your Fund’s performance for the six months ended June 30, 2010. Whether you’re a long-time Invesco client or a shareholder who joined us as a result of our June 1 acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, I’m glad you’re part of the Invesco family.
     At Invesco, we’re committed to providing you with timely information about market conditions, answering questions you may have about your investments and offering outstanding customer service. At our website, invesco.com/us, you can obtain unique market perspectives, useful investor education information and your Fund’s most recent quarterly commentary.
     I believe Invesco, as a leading global investment manager, is uniquely positioned to serve your needs.
     First, we are committed to investment excellence. We believe the best investment insights come from specialized investment teams with discrete investment perspectives, each operating under a disciplined philosophy and process with strong risk oversight and quality controls.
     Second, we offer you a broad range of investment products that can be tailored to your needs and goals. These products include single-country, regional and global investment options spanning major equity, fixed income and alternative asset classes.
     And third, we have just one focus: investment management. At Invesco, we believe that focus brings success, and that’s why investment management is all we do.
     If you have questions about your account, please contact one of our client services representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, please email me directly at phil@invesco.com.
     Thank you for investing with us.
Sincerely,

Philip Taylor
Senior Managing Director, Invesco

3     Invesco International Small Company Fund

Schedule of Investments

June 30, 2010
(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–94.30%
Austria–1.23%
Andritz AG	90,437	$5,061,564

Brazil–4.61%
American Banknote S.A.(a)	325,900	2,689,957

American Banknote S.A.	1,121,300	9,255,135

Diagnosticos da America S.A.(b)	382,100	3,594,094

Equatorial Energia S.A.	377,600	3,378,152

		18,917,338

Canada–18.93%
Aastra Technologies Ltd.	166,100	3,589,158

AG Growth International, Inc.	102,890	3,392,934

Bird Construction Income Fund	120,000	3,472,379

Breakwater Resources, Ltd.(b)	859,369	1,994,214

Calian Technologies Ltd.	142,000	2,318,640

Calvalley Petroleum Inc.–Class A(b)	952,024	3,049,983

Canyon Services Group, Inc.(b)	653,000	2,576,663

Churchill Corp. (The)–Class A(b)	164,400	2,769,346

Computer Modelling Group Ltd.	135,000	2,128,241

CYBERplex Inc.(b)	2,521,400	1,516,062

Daylight Energy Ltd.	319,500	2,674,507

Descartes Systems Group Inc. (The)(b)	500,000	2,682,262

Glentel Inc.	302,900	4,470,649

Grande Cache Coal Corp.(b)	505,000	2,585,729

Hammond Power Solutions Inc.(b)	212,100	2,207,880

Le Chateau Inc.	291,000	3,469,363

MI Developments, Inc.–Class A	237,000	2,898,510

MOSAID Technologies Inc.	208,500	3,868,729

Onex Corp.	264,704	6,344,043

Paramount Resources Ltd.–Class A(b)	257,246	4,485,612

Reitmans (Canada) Ltd.–Class A	291,700	5,160,382

Sierra Wireless Inc.(b)	320,000	2,119,504

Total Energy Services Inc.	1,014,790	7,855,947

		77,630,737

China–2.84%
Vinda International Holdings Ltd.	7,078,000	5,971,104

Xinyi Glass Holdings Co. Ltd.	15,096,000	5,656,269

		11,627,373

Germany–2.84%
CTS Eventim AG	46,000	2,211,437

MorphoSys AG(b)	161,823	2,856,124

Wirecard AG	773,129	6,577,551

		11,645,112

Greece–2.27%
Intralot S.A.	1,172,600	3,723,886

Jumbo S.A.	918,000	5,563,520

		9,287,406

Hong Kong–5.22%
First Pacific Co. Ltd.	13,492,000	9,128,440

Paliburg Holdings Ltd.	22,942,170	8,240,156

Regal Hotels International Holdings Ltd.	10,367,400	4,052,415

		21,421,011

Ireland–4.37%
DCC PLC	318,895	7,205,366

Paddy Power PLC	344,171	10,700,690

		17,906,056

Italy–0.68%
Ansaldo STS S.p.A.	175,693	2,805,875

Japan–5.49%
EXEDY Corp.	347,000	8,927,658

Nippon Ceramic Co., Ltd.	508,700	7,114,049

Noritsu Koki Co., Ltd.	296,800	2,246,018

PIGEON Corp.	47,200	1,742,091

THK Co., Ltd.	120,200	2,485,709

		22,515,525

Malaysia–6.28%
IGB Corp. Berhad	27,777,100	14,949,854

Parkson Holdings Berhad	6,439,931	10,803,442

		25,753,296

Netherlands–1.19%
Aalberts Industries N.V.	378,030	4,874,319

New Zealand–1.21%
Freightways Ltd.	2,607,981	4,978,415

Norway–2.38%
Prosafe S.E.	922,400	3,672,878

TGS Nopec Geophysical Co. A.S.A.	532,258	6,086,571

		9,759,449

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

4        Invesco International Small Company Fund

	Shares	Value

Philippines–5.67%
Energy Development Corp.(a)	5,506,250	$527,249

Energy Development Corp.	55,352,500	5,300,259

First Gen Corp.(b)	43,145,141	9,545,608

Manila Water Co.	22,517,600	7,878,316

		23,251,432

South Korea–3.63%
CJ Corp.	63,059	3,075,918

Lotte Confectionery Co., Ltd.	5,291	5,521,382

MegaStudy Co., Ltd.	25,204	3,325,837

S1 Corp.	69,300	2,946,302

		14,869,439

Sweden–0.59%
Oriflame Cosmetics S.A.–SDR	46,653	2,422,781

Switzerland–1.70%
Aryzta AG	185,041	6,983,451

Thailand–5.04%
BEC World PCL	6,634,400	5,593,562

CP ALL PCL	7,484,000	6,694,854

Major Cineplex Group PCL	17,615,000	5,082,703

Siam Commercial Bank PCL	1,318,100	3,283,155

		20,654,274

United Kingdom–18.13%
Amlin PLC	693,960	3,989,596

Chemring Group PLC	108,326	4,753,799

Game Group PLC	1,976,931	1,881,267

Halma PLC	882,852	3,587,211

Homeserve PLC	338,968	10,049,476

IG Group Holdings PLC	901,373	5,623,311

Informa PLC	1,166,809	6,139,491

Kier Group PLC	452,426	6,494,583

Lancashire Holdings Ltd.	934,000	6,910,787

Mitie Group PLC	2,967,423	9,385,611

Playtech Ltd.	454,000	3,053,968

Tullett Prebon PLC	585,000	2,745,084

Ultra Electronics Holdings PLC	193,400	4,409,551

VT Group PLC	460,595	5,304,829

		74,328,564

Total Common Stocks & Other Equity Interests (Cost $367,882,407)		386,693,417

Preferred Stocks–1.33%
Canada–0.21%
FirstService Corp.–Series 1, 7% Pfd.(b)	36,320	855,336

Germany–1.12%
Fuchs Petrolub AG–Pfd.	51,694	4,589,191

Total Preferred Stocks (Cost $4,460,276)		5,444,527

Money Market Funds–4.33%
Liquid Assets Portfolio–Institutional Class(c)	8,873,588	8,873,588

Premier Portfolio–Institutional Class(c)	8,873,588	8,873,588

Total Money Market Funds (Cost $17,747,176)		17,747,176

TOTAL INVESTMENTS–99.96% (Cost $390,089,859)		409,885,120

OTHER ASSETS LESS LIABILITIES–0.04%		172,460

NET ASSETS–100.00%		$410,057,580

Investment Abbreviations:

Pfd.	– Preferred
SDR	– Swedish Depositary Receipt

Notes to Schedule of Investments:

(a)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at June 30, 2010 was $3,217,206, which represented 0.78% of the Fund’s Net Assets.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5        Invesco International Small Company Fund

Portfolio Composition

By sector, based on Net Assets
as of June 30, 2010

Industrials	23.8%

Consumer Discretionary	23.7

Financials	11.6

Consumer Staples	9.4

Information Technology	9.4

Energy	7.4

Utilities	6.5

Materials	2.2

Health Care	1.6

Money Market Funds Plus Other Assets Less Liabilities	4.4

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6        Invesco International Small Company Fund

Statement of Assets and Liabilities

June 30, 2010
(Unaudited)

Assets:
Investments, at value (Cost $372,342,683)	$392,137,944

Investments in affiliated money market funds, at value and cost	17,747,176

Total investments, at value (Cost $390,089,859)	409,885,120

Foreign currencies, at value (Cost $2,625,249)	2,598,024

Receivables for:
Investments sold	291,835

Fund shares sold	315,560

Dividends	668,301

Investment for trustee deferred compensation and retirement plans	22,569

Other assets	47,052

Total assets	413,828,461

Liabilities:
Payables for:
Investments purchased	1,446,249

Fund shares reacquired	655,908

Accrued fees to affiliates	299,376

Accrued other operating expenses	1,297,714

Trustee deferred compensation and retirement plans	71,634

Total liabilities	3,770,881

Net assets applicable to shares outstanding	$410,057,580

Net assets consist of:
Shares of beneficial interest	$466,857,946

Undistributed net investment income	2,609,745

Undistributed net realized gain (loss)	(79,158,550)

Unrealized appreciation	19,748,439

$410,057,580

Net Assets:
Class A	$294,242,411

Class B	$21,227,778

Class C	$39,928,066

Class Y	$21,125,385

Institutional Class	$33,533,940

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	21,039,939

Class B	1,574,075

Class C	2,960,265

Class Y	1,505,790

Institutional Class	2,403,631

Class A:
Net asset value per share	$13.98

Maximum offering price per share
(Net asset value of $13.98 divided by 94.50%)	$14.79

Class B:
Net asset value and offering price per share	$13.49

Class C:
Net asset value and offering price per share	$13.49

Class Y:
Net asset value and offering price per share	$14.03

Institutional Class:
Net asset value and offering price per share	$13.95

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7        Invesco International Small Company Fund

Statement of Operations

For the six months ended June 30, 2010
(Unaudited)

Investment income:
Dividends (net of foreign withholding taxes of $694,806)	$6,489,221

Dividends from affiliated money market funds	12,980

Total investment income	6,502,201

Expenses:
Advisory fees	2,141,340

Administrative services fees	73,174

Custodian fees	187,231

Distribution fees:
Class A	419,057

Class B	123,189

Class C	225,212

Transfer agent fees — A, B, C and Y	506,842

Transfer agent fees — Institutional	4,901

Trustees’ and officers’ fees and benefits	16,033

Other	104,623

Total expenses	3,801,602

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(24,203)

Net expenses	3,777,399

Net investment income	2,724,802

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities (net of foreign taxes of $64,088)	4,098,833

Foreign currencies	30,235

4,129,068

Change in net unrealized appreciation (depreciation) of:
Investment securities (net of foreign taxes on holdings of $(201,580))	(40,096,791)

Foreign currencies	(364,652)

(40,461,443)

Net realized and unrealized gain (loss)	(36,332,375)

Net increase (decrease) in net assets resulting from operations	$(33,607,573)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8        Invesco International Small Company Fund

Statement of Changes in Net Assets

For the six months ended June 30, 2010 and the year ended December 31, 2009
(Unaudited)

	June 30,	December 31,
	2010	2009

Operations:
Net investment income	$2,724,802	$5,807,730

Net realized gain (loss)	4,129,068	(61,939,610)

Change in net unrealized appreciation (depreciation)	(40,461,443)	222,683,275

Net increase (decrease) in net assets resulting from operations	(33,607,573)	166,551,395

Distributions to shareholders from net investment income:
Class A	—	(3,890,264)

Class B	—	(153,738)

Class C	—	(262,066)

Class Y	—	(252,032)

Institutional Class	—	(496,714)

Total distributions from net investment income	—	(5,054,814)

Share transactions–net:
Class A	(36,762,429)	46,215,049

Class B	(3,899,942)	(3,071,958)

Class C	(3,303,276)	1,614,818

Class Y	2,772,234	8,965,362

Institutional Class	2,157,346	8,177,196

Net increase (decrease) in net assets resulting from share transactions	(39,036,067)	61,900,467

Net increase (decrease) in net assets	(72,643,640)	223,397,048

Net assets:
Beginning of period	482,701,220	259,304,172

End of period (includes undistributed net investment income of $2,609,745 and $(115,057), respectively)	$410,057,580	$482,701,220

Notes to Financial Statements

June 30, 2010
(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco International Small Company Fund, formerly AIM International Small Company Fund, (the “Fund”) is a series portfolio of AIM Funds Group (Invesco Funds Group), formerly AIM Funds Group, (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of seven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is long-term growth of capital.
  The Fund currently consists of five different classes of shares: Class A, Class B, Class C, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class Y and Institutional Class shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by

9        Invesco International Small Company Fund

independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

10        Invesco International Small Company Fund

E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Redemption Fees — The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions or exchanges of shares within 31 days of purchase. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

11        Invesco International Small Company Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $250 million	0.935%

Next $250 million	0.91%

Next $500 million	0.885%

Next $1.5 billion	0.86%

Next $2.5 billion	0.835%

Next $2.5 billion	0.81%

Next $2.5 billion	0.785%

Over $10 billion	0.76%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least April 30, 2011, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver (excluding certain items discussed below) of Class A, Class B, Class C, Class Y and Institutional Class shares to 2.25%, 3.00%, 3.00%, 2.00% and 2.00% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. The Board of Trustees or Invesco may terminate the fee waiver arrangement at any time. The Adviser did not waive fees and/or reimburse expenses during the period under the expense limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the six months ended June 30, 2010, the Adviser waived advisory fees of $23,022.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the Invesco Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the six months ended June 30, 2010, Invesco Ltd. reimbursed expenses of the Fund in the amount of $297.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended June 30, 2010, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended June 30, 2010, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B and Class C shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the six months ended June 30, 2010, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended June 30, 2010, IDI advised the Fund that IDI retained $13,375 in front-end sales commissions from the sale of Class A shares and $1,673, $18,794 and $5,171 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

12        Invesco International Small Company Fund

NOTE 3—Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of June 30, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1*	Level 2*	Level 3	Total

Austria	$—	$5,061,564	$—	$5,061,564

Brazil	18,917,338	—	—	18,917,338

Canada	78,486,073	—	—	78,486,073

China	—	11,627,373	—	11,627,373

Germany	—	16,234,303	—	16,234,303

Greece	—	9,287,406	—	9,287,406

Hong Kong	—	21,421,011	—	21,421,011

Ireland	10,700,690	7,205,366	—	17,906,056

Italy	—	2,805,875	—	2,805,875

Japan	—	22,515,525	—	22,515,525

Malaysia	—	25,753,296	—	25,753,296

Netherlands	—	4,874,319	—	4,874,319

New Zealand	—	4,978,415	—	4,978,415

Norway	—	9,759,449	—	9,759,449

Philippines	—	23,251,432	—	23,251,432

South Korea	5,521,382	9,348,057	—	14,869,439

Sweden	—	2,422,781	—	2,422,781

Switzerland	—	6,983,451	—	6,983,451

Thailand	6,694,854	13,959,420	—	20,654,274

United Kingdom	—	74,328,564	—	74,328,564

United States	17,747,176	—	—	17,747,176

Total Investments	$138,067,513	$271,817,607	$—	$409,885,120

*	Transfers occurred between Level 1 and Level 2 due to foreign fair value adjustments.

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the six months ended June 30, 2010, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $884.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall

13        Invesco International Small Company Fund

be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the six months ended June 30, 2010, the Fund paid legal fees of $1,864 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund had a capital loss carryforward as of December 31, 2009 which expires as follows:

Capital Loss
Expiration	Carryforward*

December 31, 2017	$81,914,993

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended June 30, 2010 was $52,978,422 and $61,301,301, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$69,239,367

Aggregate unrealized (depreciation) of investment securities	(49,664,909)

Net unrealized appreciation of investment securities	$19,574,458

Cost of investments for tax purposes is $390,310,662.

14        Invesco International Small Company Fund

NOTE 9—Share Information

	Summary of Share Activity

	Six months ended		Year ended
	June 30, 2010(a)		December 31, 2009
	Shares	Amount	Shares	Amount

Sold:
Class A	3,031,064	$45,303,709	10,425,876	$132,847,068

Class B	60,201	874,602	299,020	3,703,193

Class C	227,742	3,325,834	846,821	10,619,335

Class Y	664,622	9,985,684	1,103,910	13,592,509

Institutional Class	638,834	9,661,620	927,050	12,222,989

Issued as reinvestment of dividends:
Class A	—	—	241,061	3,536,095

Class B	—	—	8,551	130,118

Class C	—	—	15,640	231,365

Class Y	—	—	14,056	206,629

Institutional Class	—	—	34,021	496,707

Automatic conversion of Class B shares to Class A shares:
Class A	89,018	1,321,548	178,580	2,065,078

Class B	(92,135)	(1,321,548)	(184,503)	(2,065,078)

Reacquired:(b)
Class A	(5,638,891)	(83,387,686)	(7,882,798)	(92,233,192)

Class B	(243,411)	(3,452,995)	(442,625)	(4,840,191)

Class C	(468,585)	(6,629,111)	(848,098)	(9,235,882)

Class Y	(499,228)	(7,213,450)	(499,369)	(4,833,776)

Institutional Class	(522,387)	(7,504,274)	(400,456)	(4,542,500)

Net increase (decrease) in share activity	(2,753,156)	$(39,036,067)	3,836,737	$61,900,467

(a)	There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 18% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.
(b)	Net of redemption fees of $16,996 and $34,884 allocated among the classes based on relative net assets of each class for the six months ended June 30, 2010 and the year ended December 31, 2009, respectively.

15        Invesco International Small Company Fund

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

												Ratio of		Ratio of
				Net gains								expenses		expenses
				(losses)								to average		to average net		Ratio of net
	Net asset	Net		on securities		Dividends	Distributions					net assets		assets without		investment
	value,	investment		(both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income		realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)		unrealized)	operations	income	gains	Distributions	of period(a)	Return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Class A
Six months ended 06/30/10	$15.05	$0.09	(d)	$(1.16)	$(1.07)	$—	$—	$—	$13.98	(7.11)%	$294,242	1.56	%(e)	1.57	%(e)	1.24	%(e)	12%
Year ended 12/31/09	9.19	0.21	(d)	5.82	6.03	(0.17)	—	(0.17)	15.05	65.63	354,624	1.60		1.61		1.76		26
Year ended 12/31/08	22.45	0.24	(d)	(12.47)	(12.23)	(0.34)	(0.69)	(1.03)	9.19	(54.24)	189,189	1.57		1.58		1.38		19
Year ended 12/31/07	24.13	0.32	(d)	3.79	4.11	(0.38)	(5.41)	(5.79)	22.45	17.39	694,568	1.47		1.50		1.16		40
Year ended 12/31/06	20.52	0.23	(d)	7.54	7.77	(0.23)	(3.93)	(4.16)	24.13	38.18	635,318	1.54		1.58		0.93		69
Year ended 12/31/05	16.17	0.07		5.12	5.19	(0.05)	(0.79)	(0.84)	20.52	32.21	451,630	1.61		1.64		0.42		60

Class B
Six months ended 06/30/10	14.57	0.04	(d)	(1.12)	(1.08)	—	—	—	13.49	(7.41)	21,228	2.31	(e)	2.32	(e)	0.49	(e)	12
Year ended 12/31/09	8.91	0.12	(d)	5.62	5.74	(0.08)	—	(0.08)	14.57	64.48	26,946	2.35		2.36		1.01		26
Year ended 12/31/08	21.58	0.11	(d)	(11.94)	(11.83)	(0.15)	(0.69)	(0.84)	8.91	(54.61)	19,323	2.32		2.33		0.63		19
Year ended 12/31/07	23.37	0.11	(d)	3.67	3.78	(0.16)	(5.41)	(5.57)	21.58	16.54	77,598	2.22		2.25		0.41		40
Year ended 12/31/06	19.95	0.04	(d)	7.32	7.36	(0.01)	(3.93)	(3.94)	23.37	37.20	86,236	2.29		2.33		0.18		69
Year ended 12/31/05	15.81	(0.05)		4.98	4.93	—	(0.79)	(0.79)	19.95	31.28	76,626	2.35		2.38		(0.32)		60

Class C
Six months ended 06/30/10	14.57	0.04	(d)	(1.12)	(1.08)	—	—	—	13.49	(7.41)	39,928	2.31	(e)	2.32	(e)	0.49	(e)	12
Year ended 12/31/09	8.91	0.12	(d)	5.62	5.74	(0.08)	—	(0.08)	14.57	64.48	46,646	2.35		2.36		1.01		26
Year ended 12/31/08	21.57	0.11	(d)	(11.93)	(11.82)	(0.15)	(0.69)	(0.84)	8.91	(54.58)	28,391	2.32		2.33		0.63		19
Year ended 12/31/07	23.36	0.11	(d)	3.67	3.78	(0.16)	(5.41)	(5.57)	21.57	16.53	124,359	2.22		2.25		0.41		40
Year ended 12/31/06	19.94	0.04	(d)	7.32	7.36	(0.01)	(3.93)	(3.94)	23.36	37.21	124,161	2.29		2.33		0.18		69
Year ended 12/31/05	15.81	(0.05)		4.97	4.92	—	(0.79)	(0.79)	19.94	31.22	102,861	2.35		2.38		(0.32)		60

Class Y
Six months ended 06/30/10	15.08	0.11	(d)	(1.16)	(1.05)	—	—	—	14.03	(6.96)	21,125	1.31	(e)	1.32	(e)	1.49	(e)	12
Year ended 12/31/09	9.20	0.26	(d)	5.81	6.07	(0.19)	—	(0.19)	15.08	66.09	20,216	1.35		1.36		2.01		26
Year ended 12/31/08(f)	13.37	0.03	(d)	(3.17)	(3.14)	(0.34)	(0.69)	(1.03)	9.20	(23.08)	6,638	1.63	(g)	1.63	(g)	1.32	(g)	19

Institutional Class
Six months ended 06/30/10	14.98	0.13	(d)	(1.16)	(1.03)	—	—	—	13.95	(6.88)	33,534	1.10	(e)	1.11	(e)	1.70	(e)	12
Year ended 12/31/09	9.13	0.28	(d)	5.79	6.07	(0.22)	—	(0.22)	14.98	66.56	34,269	1.10		1.11		2.26		26
Year ended 12/31/08	22.47	0.32	(d)	(12.52)	(12.20)	(0.45)	(0.69)	(1.14)	9.13	(54.02)	15,762	1.13		1.14		1.82		19
Year ended 12/31/07	24.14	0.43	(d)	3.80	4.23	(0.49)	(5.41)	(5.90)	22.47	17.90	42,253	1.08		1.11		1.55		40
Year ended 12/31/06	20.52	0.33	(d)	7.55	7.88	(0.33)	(3.93)	(4.26)	24.14	38.73	19,384	1.14		1.18		1.33		69
Year ended 12/31/05(f)	18.73	0.03		2.61	2.64	(0.06)	(0.79)	(0.85)	20.52	14.19	972	1.18	(g)	1.21	(g)	0.85	(g)	60

(a)	Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Calculated using average shares outstanding.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $338,024, $24,842, $45,416, $22,788 and $36,586 for Class A, Class B, Class C, Class Y and Institutional Class shares, respectively.
(f)	Commencement date of October 3, 2008 and October 25, 2005 for Class Y and Institutional Class shares, respectively.
(g)	Annualized.

16        Invesco International Small Company Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2010 through June 30, 2010.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(01/01/10)	(06/30/10)[1]	Period[2]	(06/30/10)	Period[2]	Ratio
A	$1,000.00	$928.90	$7.46	$1,017.06	$7.80	1.56%

B	1,000.00	925.90	11.03	1,013.34	11.53	2.31

C	1,000.00	925.90	11.03	1,013.34	11.53	2.31

Y	1,000.00	930.40	6.27	1,018.30	6.56	1.31

Institutional	1,000.00	931.20	5.27	1,019.34	5.51	1.10

[1]	The actual ending account value is based on the actual total return of the Fund for the period January 1, 2010 through June 30, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

17        Invesco International Small Company Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Funds Group (Invesco Funds Group) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of the Invesco International Small Company Fund (the Fund) investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 15-16, 2010, the Board as a whole, and the disinterested or “independent” Trustees, who comprise 85% of the Board, voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2010. In doing so, the Board considered the process that it follows in reviewing and approving the Fund’s investment advisory agreement and sub-advisory contracts and the information that it is provided and determined that the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and that the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the Fund’s investment advisory agreement and sub-advisory contracts is fair and reasonable.

The Board’s Fund Evaluation Process
The Board’s Investments Committee has established three Sub-Committees, each of which is responsible for overseeing the management of a number of the series portfolios of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risk of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to all their assigned funds. Each Sub-Committee recommends to the Investments Committee, which in turn recommends to the full Board, whether to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.
  During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by an independent company, Lipper, Inc. (Lipper). The Trustees also receive an independent written evaluation from the Senior Officer, which is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure that they are negotiated in a manner that is at arms’ length and reasonable. The independent Trustees are assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer and by independent legal counsel. The independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in private sessions with the Senior Officer and counsel.
  In evaluating the fairness and reasonableness of the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board considered the information provided to them as part of the contract renewal process as well as information provided at their meetings throughout the year as part of their ongoing oversight of the Fund, and did not identify any information that was controlling. One Trustee may weigh a particular piece of information differently than another Trustee. The Trustees recognized that the advisory arrangements and resulting advisory fees for the Fund and the other Invesco Funds are the result of years of review and negotiation between the Trustees and Invesco Advisers, that the Trustees may focus to a greater extent on certain aspects of these arrangements in some years than in others, and that the Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years.
  The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 16, 2010, and may not reflect consideration of factors that became known to the Board after that date, including, for example, changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services. The Board’s review of the qualifications of Invesco Advisers to provide these services included the Board’s consideration of Invesco Advisers’ portfolio and product review process, various back office support functions provided by Invesco Advisers and its affiliates, and Invesco Advisers’ equity and fixed income trading operations. The Board concluded that the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers are appropriate and that Invesco Advisers currently is providing satisfactory advisory services in accordance with the terms of the Fund’s investment advisory agreement. In addition, based on their ongoing meetings throughout the year with the Fund’s portfolio manager or managers, the Board concluded that these individuals are competent and able to continue to carry out their responsibilities under the Fund’s investment advisory agreement or sub-advisory contracts, as applicable.
  In determining whether to continue the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the Fund, as well as the Board’s knowledge of Invesco Advisers’ operations, and concluded that it is beneficial to maintain the current relationship, in part, because of such knowledge. The Board also considered the steps that Invesco Advisers and its affiliates continue to take to improve the services they provide to the Invesco Funds in the areas of investment performance, product line diversification, distribution, fund operations, shareholder services and compliance. The Board considered Invesco Advisers’ independent credit analysis and investment risk management procedures as they apply to the Fund and the other Invesco Funds. The Board also considered the acquisition by Invesco Ltd. of the retail mutual fund business of Morgan Stanley and how that is expected to affect product line diversification. The Board also considered assurances from Invesco Advisers that it does not expect the acquisition to diminish the quality of services provided to the Invesco Funds and that it plans to increase staffing. The Board concluded that the quality and efficiency of the services Invesco Advisers and its affiliates provide to the Invesco Funds support the Board’s approval of the continuance of the Fund’s investment advisory agreement.
  The Board reviewed the services provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board concluded that the nature, extent and quality of the services provided by the Affiliated Sub-Advisers are appropriate. The Board noted that the Affiliated Sub-Advisers, which have offices and personnel that are located in financial centers around the world, can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund.

18        Invesco International Small Company Fund

B.	Fund Performance
The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
  The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of all funds in the Lipper performance universe that are not managed by Invesco Advisers or an Affiliated Sub-Adviser and against the Lipper International Small/Mid-Cap Growth Funds Index. The Board noted that the performance of Class A shares of the Fund was in the first quintile of its performance universe for the one and five year periods and the second quintile for the three year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds.). The Board noted that the performance of Class A shares of the Fund was above the performance of the Index for the one, three and five year periods. Although the independent written evaluation of the Fund’s Senior Officer only considered Fund performance through the most recent calendar year, the Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board compared the Fund’s contractual advisory fee rate to the contractual advisory fee rates of funds in the Fund’s Lipper expense group that are not managed by Invesco Advisers or an Affiliated Sub-Adviser, at a common asset level. The Board noted that the contractual advisory fee rate for Class A shares of the Fund was above the median contractual advisory fee rate of funds in its expense group. The Board also reviewed the methodology used by Lipper in determining contractual fee rates, which includes using audited financial data from the most recent annual report of each fund in the expense group that was publicly available as of the end of the past calendar year. The Board noted that comparative data is as of varying dates, which may affect the comparability of data during times of market volatility.
  The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not advise other mutual funds or client accounts with investment strategies comparable to those of the Fund.
  The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least April 30, 2011 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board noted that at the current expense ratio for the Fund, this expense waiver does not have any impact.
  The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers.
  After taking account of the Fund’s contractual advisory and sub-advisory fee rates, the comparative advisory fee information discussed above and other relevant factors, the Board concluded that the Fund’s advisory and sub-advisory fees are fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund’s contractual advisory fee schedule includes seven breakpoints and that the Fund would share in economies of scale as the Fund’s net assets exceeded the breakpoints. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services. The Board reviewed with Invesco Advisers the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in connection with managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit with respect to the services Invesco Advisers and its subsidiaries provide to the Fund and the Invesco Funds. The Board also noted that Invesco Advisers continues to support the Invesco Funds with spending on regulatory compliance, attribution systems, global trading initiatives and a focus on building out the product line-up for the benefit of all shareholders of the Invesco Funds. The Board concluded that the Fund’s fees are fair and reasonable, and that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund is not excessive in light of the nature, quality and extent of the services provided and the support provided to the Invesco Funds. The Board considered whether Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts and concluded that Invesco Advisers and each Affiliated Sub-Adviser have the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates resulting from the relationship with the Fund, including the fees received by Invesco Advisers and its affiliates for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed by Invesco Advisers and its affiliates to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board. The Board concluded that Invesco Advisers and its affiliates are providing these services in accordance with the terms of their contracts, and are qualified to continue to provide these services to the Fund.
  The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board concluded that the soft dollar arrangements are appropriate. The Board also concluded that, based on their review and representations made by the Chief Compliance Officer of the Invesco Funds, these arrangements are consistent with regulatory requirements.
  The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through at least June 30, 2011, the advisory fees payable by the Fund in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

19        Invesco International Small Company Fund

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Invesco Privacy Policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.
Important Notice Regarding Delivery of Security Holder Documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-01540 and 002-27334.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2010, is available at our website, invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     If used after October 20, 2010, this report must be accompanied by a Quarterly Performance Review for the most recent quarter-end.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
ISC-SAR-1      Invesco Distributors, Inc.

Invesco Mid Cap Basic Value Fund
Semiannual Report to Shareholders ▪ June 30, 2010

2	Fund Performance
3	Letters to Shareholders
4	Schedule of Investments
6	Financial Statements
8	Notes to Financial Statements
14	Financial Highlights
15	Fund Expenses
16	Approval of Investment Advisory and Sub-Advisory Agreements
For the most current month-end Fund performance and commentary, please visit invesco.com/performance.
Unless otherwise noted, all data provided by Invesco.
This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.
NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Performance
Performance summary
Fund vs. Indexes
Cumulative total returns, 12/31/09 to 6/30/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-2.71%
Class B Shares	-3.11
Class C Shares	-3.11
Class R Shares	-2.84
Class Y Shares	-2.51
Institutional Class Shares	-2.43
S&P 500 Index▼ (Broad Market Index)	-6.64
Russell Midcap Value Index▼ (Style-Specific Index)	-0.88
Lipper Mid-Cap Value Funds Index▼ (Peer Group Index)	-3.20

▼	Lipper Inc.
The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.
     The Russell Midcap® Value Index is an unmanaged index considered representative of mid-cap value stocks. The Russell Midcap Value Index is a trademark/ service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
     The Lipper Mid-Cap Value Funds Index is an unmanaged index considered representative of mid-cap value funds tracked by Lipper.
     The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.
Average Annual Total Returns
As of 6/30/10, including maximum applicable sales charges

Class A Shares
Inception (12/31/01)	4.09%
5 Years	0.97
1 Year	25.43

Class B Shares
Inception (12/31/01)	4.10%
5 Years	1.07
1 Year	26.88

Class C Shares
Inception (12/31/01)	4.06%
5 Years	1.36
1 Year	30.69

Class R Shares
Inception	4.59%
5 Years	1.87
1 Year	32.40

Class Y Shares
Inception	4.84%
5 Years	2.20
1 Year	33.12

Institutional Class Shares
Inception	5.27%
5 Years	2.77
1 Year	33.61
Class R shares incepted on April 30, 2004. Performance shown prior to that date is that of Class A shares, restated to reflect the higher 12b-1 fees applicable to Class R shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     Institutional Class shares incepted on April 30, 2004. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco. com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares was 1.66%, 2.41%, 2.41%, 1.91%, 1.41% and 0.96%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
2              Invesco Mid Cap Basic Value Fund

Letters to Shareholders

   Bruce Crockett
Dear Fellow Shareholders:
Although the global markets have improved since their lows of 2009, they remain challenging as governments around the world work to ensure the recovery remains on track. In this volatile environment, it’s comforting to know that your Board is committed to putting your interests first. We realize you have many choices when selecting a money manager, and your Board is working hard to ensure you feel you’ve made the right choice.
     To that end, I’m pleased to share the news that Invesco has completed its acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. This acquisition greatly expands the breadth and depth of investment strategies we can offer you. As a result of this combination, Invesco gained investment talent for a number of investment strategies, including U.S. value equity, U.S. small cap growth equity, tax-free municipals, bank loans and others. Another key advantage of this combination is the highly complementary nature of our cultures. This is making it much easier to bring our organizations together while ensuring that our investment teams remain focused on managing your money.
     We view this addition as an excellent opportunity for you, our shareholders, to have access to an even broader range of well-diversified mutual funds. Now that the acquisition has closed, Invesco is working to bring the full value of the combined organization to shareholders. The key goals of this effort are to ensure that we have deeply resourced and focused investment teams, a compelling line of products and enhanced efficiency, which will benefit our shareholders now and over the long term.
     It might interest you to know that the mutual funds of the combined organization are overseen by a single fund Board composed of 17 current members, including four new members who joined us from Van Kampen/Morgan Stanley. This expanded Board will continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we have always maintained.
     As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving your interests.
Sincerely,

Bruce L. Crockett
Independent Chair, Invesco Funds Board of Trustees

     Philip Taylor
Dear Shareholders:
I’m pleased to present this report on your Fund’s performance for the six months ended June 30, 2010. Whether you’re a long-time Invesco client or a shareholder who joined us as a result of our June 1 acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, I’m glad you’re part of the Invesco family.
     At Invesco, we’re committed to providing you with timely information about market conditions, answering questions you may have about your investments and offering outstanding customer service. At our website, invesco.com/us, you can obtain unique market perspectives, useful investor education information and your Fund’s most recent quarterly commentary.
     I believe Invesco, as a leading global investment manager, is uniquely positioned to serve your needs.
     First, we are committed to investment excellence. We believe the best investment insights come from specialized investment teams with discrete investment perspectives, each operating under a disciplined philosophy and process with strong risk oversight and quality controls.
     Second, we offer you a broad range of investment products that can be tailored to your needs and goals. These products include single-country, regional and global investment options spanning major equity, fixed income and alternative asset classes.
     And third, we have just one focus: investment management. At Invesco, we believe that focus brings success, and that’s why investment management is all we do.
     If you have questions about your account, please contact one of our client services representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, please email me directly at phil@invesco.com.
     Thank you for investing with us.
Sincerely,

Philip Taylor
Senior Managing Director, Invesco
3              Invesco Mid Cap Basic Value Fund

Schedule of Investments(a)

June 30, 2010
(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–101.75%
Advertising–0.86%
Interpublic Group of Cos., Inc. (The)(b)	267,725	$1,908,879

Aerospace & Defense–3.06%
Goodrich Corp.	102,395	6,783,669

Asset Management & Custody Banks–2.73%
Northern Trust Corp.	129,822	6,062,687

Auto Parts & Equipment–1.08%
Lear Corp.(b)	36,162	2,393,924

Building Products–2.70%
Lennox International Inc.	144,026	5,987,161

Computer Hardware–1.99%
Diebold, Inc.	162,199	4,419,923

Data Processing & Outsourced Services–3.12%
Fidelity National Information Services, Inc.	258,289	6,927,311

Diversified Banks–2.19%
Comerica Inc.	131,900	4,857,877

Diversified Chemicals–2.22%
PPG Industries, Inc.	81,763	4,939,303

Electric Utilities–4.45%
Edison International	165,611	5,253,181

Great Plains Energy Inc.	271,237	4,616,454

		9,869,635

Electronic Manufacturing Services–1.98%
Flextronics International Ltd. (Singapore)(b)	784,359	4,392,410

Food Distributors–2.58%
Sysco Corp.	200,180	5,719,143

Health Care Distributors–2.62%
Henry Schein, Inc.(b)	105,800	5,808,420

Health Care Equipment–2.57%
Beckman Coulter, Inc.	94,585	5,702,530

Health Care Facilities–5.19%
Brookdale Senior Living Inc.(b)	422,123	6,331,845

Healthsouth Corp.(b)	277,112	5,184,765

		11,516,610

Housewares & Specialties–2.81%
Newell Rubbermaid Inc.	426,629	6,245,848

	Shares
Industrial Machinery–5.51%
Pentair, Inc.	196,219	6,318,252

Snap-on Inc.	144,317	5,904,008

		12,222,260

Insurance Brokers–5.32%
Marsh & McLennan Cos., Inc.	225,414	5,083,086

Willis Group Holdings PLC (Ireland)	223,961	6,730,028

		11,813,114

Investment Banking & Brokerage–2.95%
Charles Schwab Corp. (The)	324,316	4,598,801

FBR Capital Markets Corp.(b)	584,539	1,946,515

		6,545,316

Motorcycle Manufacturers–1.99%
Harley-Davidson, Inc.	198,734	4,417,857

Multi-Utilities–2.31%
Wisconsin Energy Corp.	101,066	5,128,089

Office Electronics–5.05%
Xerox Corp.	552,064	4,438,595

Zebra Technologies Corp.–Class A(b)	267,095	6,776,200

		11,214,795

Office Services & Supplies–3.36%
Avery Dennison Corp.	231,901	7,450,979

Oil & Gas Equipment & Services–0.54%
Halliburton Co.	48,918	1,200,937

Oil & Gas Exploration & Production–2.33%
Pioneer Natural Resources Co.	87,160	5,181,662

Oil & Gas Storage & Transportation–4.78%
El Paso Corp.	583,994	6,488,173

Williams Cos., Inc. (The)	225,841	4,128,374

		10,616,547

Packaged Foods & Meats–2.56%
ConAgra Foods, Inc.	243,650	5,681,918

Paper Packaging–2.49%
Sonoco Products Co.	181,588	5,534,802

Personal Products–1.26%
Avon Products, Inc.	105,904	2,806,456

Property & Casualty Insurance–3.08%
ACE Ltd. (Switzerland)	132,790	6,836,029

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

4        Invesco Mid Cap Basic Value Fund

	Shares	Value

Regional Banks–5.42%
BB&T Corp.	193,927	$5,102,219

Wintrust Financial Corp.	84,422	2,814,629

Zions Bancorp.	190,559	4,110,358

		12,027,206

Restaurants–2.01%
Darden Restaurants, Inc.	114,902	4,463,943

Retail REIT’s–1.39%
Weingarten Realty Investors	161,700	3,080,385

Soft Drinks–2.30%
Coca-Cola Enterprises Inc.	197,033	5,095,273

Specialty Chemicals–4.95%
Valspar Corp. (The)	226,713	6,828,596

W.R. Grace & Co.(b)	197,931	4,164,468

		10,993,064

Total Common Stocks & Other Equity Interests (Cost $234,020,779)		225,845,962

Money Market Funds–5.77%
Liquid Assets Portfolio–Institutional Class(c)	6,404,433	6,404,433

Premier Portfolio–Institutional Class(c)	6,404,433	6,404,433

Total Money Market Funds (Cost $12,808,866)		12,808,866

TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–107.52% (Cost $246,829,645)		238,654,828

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–1.54%
Liquid Assets Portfolio–Institutional Class (Cost $3,416,784)(c)(d)	3,416,784	3,416,784

TOTAL INVESTMENTS–109.06% (Cost $250,246,429)		242,071,612

OTHER ASSETS LESS LIABILITIES–(9.06)%		(20,112,795)

NET ASSETS–100.00%		221,958,817

Investment Abbreviations:

REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.
(d)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

Portfolio Composition

By sector, based on Net Assets
as of June 30, 2010

Financials	23.1%

Industrials	14.6

Information Technology	12.1

Health Care	10.4

Materials	9.7

Consumer Discretionary	8.7

Consumer Staples	8.7

Energy	7.7

Utilities	6.8

Money Market Funds Plus Other Assets Less Liabilities	(1.8)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5        Invesco Mid Cap Basic Value Fund

Statement of Assets and Liabilities

June 30, 2010
(Unaudited)

Assets:
Investments, at value (Cost $234,020,779)*	$225,845,962

Investments in affiliated money market funds, at value and cost	16,225,650

Total investments, at value (Cost $250,246,429)	242,071,612

Receivables for:
Investments sold	151,685,887

Investments sold to affiliates	17,632,490

Fund shares sold	278,242

Dividends	202,293

Investment for trustee deferred compensation and retirement plans	14,804

Other assets	41,619

Total assets	411,926,947

Liabilities:
Payables for:
Investments purchased	177,186,014

Investments purchased from affiliates	8,079,504

Fund shares reacquired	289,528

Amount due custodian	769,880

Collateral upon return of securities loaned	3,416,784

Accrued fees to affiliates	153,710

Accrued other operating expenses	38,402

Trustee deferred compensation and retirement plans	34,308

Total liabilities	189,968,130

Net assets applicable to shares outstanding	$221,958,817

Net assets consist of:
Shares of beneficial interest	$240,572,433

Undistributed net investment income (loss)	(566,362)

Undistributed net realized gain (loss)	(9,816,635)

Unrealized appreciation (depreciation)	(8,230,619)

$221,958,817

Net Assets:
Class A	$136,624,559

Class B	$17,122,534

Class C	$25,003,369

Class R	$4,202,582

Class Y	$13,027,084

Institutional Class	$25,978,689

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	13,575,574

Class B	1,831,348

Class C	2,674,224

Class R	423,086

Class Y	1,290,244

Institutional Class	2,489,114

Class A:
Net asset value per share	$10.06

Maximum offering price per share
(Net asset value of $10.06 divided by 94.50%)	$10.65

Class B:
Net asset value and offering price per share	$9.35

Class C:
Net asset value and offering price per share	$9.35

Class R:
Net asset value and offering price per share	$9.93

Class Y:
Net asset value and offering price per share	$10.10

Institutional Class:
Net asset value and offering price per share	$10.44

*	At June 30, 2010, securities with an aggregate value of $3,237,377 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6        Invesco Mid Cap Basic Value Fund

Statement of Operations

For the six months ended June 30, 2010
(Unaudited)

Investment income:
Dividends (net of foreign withholding taxes of $20,041)	$1,131,748

Dividends from affiliated money market funds (includes securities lending income of $23,718)	28,059

Total investment income	1,159,807

Expenses:
Advisory fees	869,937

Administrative services fees	51,652

Custodian fees	5,199

Distribution fees:
Class A	174,985

Class B	101,693

Class C	122,555

Class R	10,027

Transfer agent fees — A, B, C, R and Y	278,418

Transfer agent fees — Institutional	510

Trustees’ and officers’ fees and benefits	12,153

Other	73,431

Total expenses	1,700,560

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(8,215)

Net expenses	1,692,345

Net investment income (loss)	(532,538)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains from securities sold to affiliates of $2,071,127)	7,100,948

Foreign currencies	(33,971)

7,066,977

Change in net unrealized appreciation (depreciation) of:
Investment securities	(18,003,906)

Foreign currencies	(55,802)

(18,059,708)

Net realized and unrealized gain (loss)	(10,992,731)

Net increase (decrease) in net assets resulting from operations	$(11,525,269)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7        Invesco Mid Cap Basic Value Fund

Statement of Changes in Net Assets

For the six months ended June 30, 2010 and the year ended December 31, 2009
(Unaudited)

	June 30,	December 31,
	2010	2009

Operations:
Net investment income (loss)	$(532,538)	$(805,750)

Net realized gain	7,066,977	4,116,900

Change in net unrealized appreciation (depreciation)	(18,059,708)	77,751,376

Net increase (decrease) in net assets resulting from operations	(11,525,269)	81,062,526

Distributions to shareholders from net investment income:
Class A	—	(136,563)

Class Y	—	(14,577)

Institutional Class	—	(177,150)

Total distributions from net investment income	—	(328,290)

Share transactions–net:
Class A	27,785,166	28,492,718

Class B	(1,961,559)	(1,284,398)

Class C	8,149,910	3,730,425

Class R	1,806,760	524,257

Class Y	4,885,985	3,222,585

Institutional Class	(4,842,547)	(15,769,500)

Net increase in net assets resulting from share transactions	35,823,715	18,916,087

Net increase in net assets	24,298,446	99,650,323

Net assets:
Beginning of period	197,660,371	98,010,048

End of period (includes undistributed net investment income (loss) of $(566,362) and $(33,824), respectively)	$221,958,817	$197,660,371

Notes to Financial Statements

June 30, 2010
(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco Mid Cap Basic Value Fund, formerly AIM Mid Cap Basic Value Fund, (the “Fund”) is a series portfolio of AIM Funds Group (Invesco Funds Group), formerly AIM Funds Group, (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of seven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is long-term growth of capital.
  The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class R, Class Y and Institutional Class shares are sold at net asset value. Under certain circumstances, Class R shares are subject to a CDSC. Effective April 1, 2010, Class R shares are no longer subject to a CDSC. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued.

8        Invesco Mid Cap Basic Value Fund

Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

9        Invesco Mid Cap Basic Value Fund

E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

10        Invesco Mid Cap Basic Value Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $250 million	0.745%

Next $250 million	0.73%

Next $500 million	0.715%

Next $1.5 billion	0.70%

Next $2.5 billion	0.685%

Next $2.5 billion	0.67%

Next $2.5 billion	0.655%

Over $10 billion	0.64%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least April 30, 2011, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Institutional Class shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75% and 1.75%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. The Board of Trustees or Invesco may terminate the fee waiver arrangement at any time. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
  For the six months ended June 30, 2010, the Adviser waived advisory fees of $6,731.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the Invesco Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the six months ended June 30, 2010, Invesco Ltd. reimbursed expenses of the Fund in the amount of $271.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended June 30, 2010, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended June 30, 2010, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the six months ended June 30, 2010, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended June 30, 2010, IDI advised the Fund that IDI retained $27,859 in front-end sales commissions from the sale of Class A shares and $0, $13,946 and $3,936 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

11        Invesco Mid Cap Basic Value Fund

NOTE 3—Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of June 30, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the six months ended June 30, 2010, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$242,071,612	$—	$—	$242,071,612

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the six months ended June 30, 2010, the Fund engaged in securities purchases of $10,464,300 and securities sales of $21,404,554, which resulted in net realized gains of $2,071,127.

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the six months ended June 30, 2010, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,213.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the six months ended June 30, 2010, the Fund paid legal fees of $1,518 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available

12        Invesco Mid Cap Basic Value Fund

capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund had a capital loss carryforward as of December 31, 2009 which expires as follows:

Capital Loss
Expiration	Carryforward*

December 31, 2016	$10,235,890

December 31, 2017	5,529,556

Total capital loss carryforward	$15,765,446

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended June 30, 2010 was $300,412,976 and $258,581,827, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$3,103,065

Aggregate unrealized (depreciation) of investment securities	(12,396,048)

Net unrealized appreciation (depreciation) of investment securities	$(9,292,983)

Cost of investments for tax purposes is $251,364,595.

NOTE 10—Share Information

	Summary of Share Activity

	Six months ended		Year ended
	June 30, 2010(a)		December 31, 2009
	Shares	Amount	Shares	Amount

Sold:
Class A	5,507,554	$63,239,299	6,342,670	$54,328,103

Class B	350,129	3,690,450	505,591	4,017,786

Class C	1,358,202	14,265,800	1,048,554	8,023,927

Class R	267,310	2,917,775	129,487	1,029,333

Class Y	655,066	7,470,809	383,742	3,564,850

Institutional Class	482,869	5,593,690	798,247	7,228,968

Issued as reinvestment of dividends:
Class A	—	—	12,706	128,953

Class Y	—	—	1,434	14,441

Institutional Class	—	—	16,985	176,472

Automatic conversion of Class B shares to Class A shares:
Class A	224,676	2,509,781	245,016	1,764,050

Class B	(241,473)	(2,509,781)	(261,878)	(1,764,050)

Reacquired:
Class A	(3,443,123)	(37,963,914)	(3,467,720)	(27,728,388)

Class B	(309,916)	(3,142,228)	(506,091)	(3,538,134)

Class C	(603,397)	(6,115,890)	(595,157)	(4,293,502)

Class R	(97,778)	(1,111,015)	(60,548)	(505,076)

Class Y	(235,150)	(2,584,824)	(46,821)	(356,706)

Institutional Class	(908,432)	(10,436,237)	(2,696,139)	(23,174,940)

Net increase in share activity	3,006,537	$35,823,715	1,850,078	$18,916,087

(a)	There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund that owns 10% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund,

13        Invesco Mid Cap Basic Value Fund

for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity is owned beneficially.
In addition, 9% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are other mutual funds that are also advised by Invesco.

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

												Ratio of		Ratio of
												expenses		expenses
				Net gains								to average		to average net		Ratio of net
	Net asset			(losses) on		Dividends	Distributions					net assets		assets without		investment
	value,	Net		securities (both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	investment		realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income (loss)		unrealized)	operations	income	gains	Distributions	of period	Return(a)	(000s omitted)	absorbed		absorbed		net assets		turnover(b)

Class A
Six months ended 06/30/10	$10.34	$(0.02	)(c)	$(0.26)	$(0.28)	$—	$—	$—	$10.06	(2.71)%	$136,625	1.38	%(d)	1.39	%(d)	(0.39	)%(d)	115%
Year ended 12/31/09	5.65	(0.05	)(c)	4.75	4.70	(0.01)	—	(0.01)	10.34	83.23	116,745	1.64		1.65		(0.58)		57
Year ended 12/31/08	13.67	0.01	(c)	(7.09)	(7.08)	—	(0.94)	(0.94)	5.65	(51.38)	46,085	1.56		1.57		0.13		78
Year ended 12/31/07	13.83	0.09		1.19	1.28	(0.06)	(1.38)	(1.44)	13.67	9.30	115,198	1.43		1.46		0.55		44
Year ended 12/31/06	14.48	(0.04	)(c)	1.25	1.21	—	(1.86)	(1.86)	13.83	8.47	113,672	1.52		1.58		(0.30)		46
Year ended 12/31/05	13.12	(0.07)		1.43	1.36	—	—	—	14.48	10.37	127,775	1.51		1.57		(0.51)		29

Class B
Six months ended 06/30/10	9.65	(0.06	)(c)	(0.24)	(0.30)	—	—	—	9.35	(3.11)	17,123	2.13	(d)	2.14	(d)	(1.14	)(d)	115
Year ended 12/31/09	5.30	(0.10	)(c)	4.45	4.35	—	—	—	9.65	82.08	19,606	2.39		2.40		(1.33)		57
Year ended 12/31/08	13.05	(0.06	)(c)	(6.75)	(6.81)	—	(0.94)	(0.94)	5.30	(51.76)	12,168	2.31		2.32		(0.62)		78
Year ended 12/31/07	13.30	(0.03)		1.16	1.13	—	(1.38)	(1.38)	13.05	8.53	42,012	2.18		2.21		(0.20)		44
Year ended 12/31/06	14.10	(0.15	)(c)	1.21	1.06	—	(1.86)	(1.86)	13.30	7.63	51,970	2.27		2.33		(1.05)		46
Year ended 12/31/05	12.87	(0.16)		1.39	1.23	—	—	—	14.10	9.56	69,594	2.21		2.27		(1.21)		29

Class C
Six months ended 06/30/10	9.65	(0.06	)(c)	(0.24)	(0.30)	—	—	—	9.35	(3.11)	25,003	2.13	(d)	2.14	(d)	(1.14	)(d)	115
Year ended 12/31/09	5.30	(0.10	)(c)	4.45	4.35	—	—	—	9.65	82.08	18,514	2.39		2.40		(1.33)		57
Year ended 12/31/08	13.04	(0.06	)(c)	(6.74)	(6.80)	—	(0.94)	(0.94)	5.30	(51.72)	7,773	2.31		2.32		(0.62)		78
Year ended 12/31/07	13.30	(0.03)		1.15	1.12	—	(1.38)	(1.38)	13.04	8.45	24,950	2.18		2.21		(0.20)		44
Year ended 12/31/06	14.09	(0.15	)(c)	1.22	1.07	—	(1.86)	(1.86)	13.30	7.70	26,435	2.27		2.33		(1.05)		46
Year ended 12/31/05	12.86	(0.16)		1.39	1.23	—	—	—	14.09	9.56	29,946	2.21		2.27		(1.21)		29

Class R
Six months ended 06/30/10	10.22	(0.03	)(c)	(0.26)	(0.29)	—	—	—	9.93	(2.84)	4,203	1.63	(d)	1.64	(d)	(0.64	)(d)	115
Year ended 12/31/09	5.59	(0.07	)(c)	4.70	4.63	—	—	—	10.22	82.83	2,592	1.89		1.90		(0.83)		57
Year ended 12/31/08	13.57	(0.01	)(c)	(7.03)	(7.04)	—	(0.94)	(0.94)	5.59	(51.46)	1,032	1.81		1.82		(0.12)		78
Year ended 12/31/07	13.75	0.03		1.20	1.23	(0.03)	(1.38)	(1.41)	13.57	9.01	1,035	1.68		1.71		0.30		44
Year ended 12/31/06	14.44	(0.08	)(c)	1.25	1.17	—	(1.86)	(1.86)	13.75	8.22	449	1.77		1.83		(0.55)		46
Year ended 12/31/05	13.11	(0.05)		1.38	1.33	—	—	—	14.44	10.15	175	1.71		1.77		(0.71)		29

Class Y
Six months ended 06/30/10	10.36	(0.01	)(c)	(0.25)	(0.26)	—	—	—	10.10	(2.51)	13,027	1.13	(d)	1.14	(d)	(0.14	)(d)	115
Year ended 12/31/09	5.65	(0.03	)(c)	4.76	4.73	(0.02)	—	(0.02)	10.36	83.67	9,021	1.39		1.40		(0.33)		57
Year ended 12/31/08(e)	9.54	0.00	(c)	(2.95)	(2.95)	—	(0.94)	(0.94)	5.65	(30.34)	3,006	1.50	(f)	1.51	(f)	0.19	(f)	78

Institutional Class
Six months ended 06/30/10	10.70	0.01	(c)	(0.27)	(0.26)	—	—	—	10.44	(2.43)	25,979	0.86	(d)	0.87	(d)	0.13	(d)	115
Year ended 12/31/09	5.83	0.01	(c)	4.92	4.93	(0.06)	—	(0.06)	10.70	84.61	31,183	0.94		0.95		0.12		57
Year ended 12/31/08	13.94	0.09	(c)	(7.26)	(7.17)	—	(0.94)	(0.94)	5.83	(51.02)	27,946	0.91		0.92		0.78		78
Year ended 12/31/07	14.08	0.16		1.23	1.39	(0.15)	(1.38)	(1.53)	13.94	9.91	66,109	0.87		0.90		1.11		44
Year ended 12/31/06	14.62	0.05	(c)	1.27	1.32	—	(1.86)	(1.86)	14.08	9.15	44,013	0.92		0.98		0.30		46
Year ended 12/31/05	13.17	0.01		1.44	1.45	—	—	—	14.62	11.01	25,174	0.92		0.98		(0.08)		29

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(c)	Calculated using average shares outstanding.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $141,148, $20,507, $24,714, $4,044, $13,123 and $31,939 for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares, respectively.
(e)	Commencement date of October 3, 2008.
(f)	Annualized.

14        Invesco Mid Cap Basic Value Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2010 through June 30, 2010.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(01/01/10)	(06/30/10)[1]	Period[2]	(06/30/10)	Period[2]	Ratio
Class A	$1,000.00	$972.90	$6.75	$1,017.95	$6.90	1.38%

Class B	1,000.00	968.90	10.40	1,014.23	10.64	2.13

Class C	1,000.00	968.90	10.40	1,014.23	10.64	2.13

Class R	1,000.00	971.60	7.97	1,016.71	8.15	1.63

Class Y	1,000.00	974.90	5.53	1,019.19	5.66	1.13

Institutional	1,000.00	975.70	4.21	1,020.53	4.31	0.86

[1]	The actual ending account value is based on the actual total return of the Fund for the period January 1, 2010 through June 30, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

15        Invesco Mid Cap Basic Value Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Funds Group (Invesco Funds Group) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of the Invesco Mid Cap Basic Value Fund (the Fund) investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 15-16, 2010, the Board as a whole, and the disinterested or “independent” Trustees, who comprise 85% of the Board, voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2010. In doing so, the Board considered the process that it follows in reviewing and approving the Fund’s investment advisory agreement and sub-advisory contracts and the information that it is provided and determined that the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and that the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the Fund’s investment advisory agreement and sub-advisory contracts is fair and reasonable.

The Board’s Fund Evaluation Process
The Board’s Investments Committee has established three Sub-Committees, each of which is responsible for overseeing the management of a number of the series portfolios of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risk of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to all their assigned funds. Each Sub-Committee recommends to the Investments Committee, which in turn recommends to the full Board, whether to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.
  During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by an independent company, Lipper, Inc. (Lipper). The Trustees also receive an independent written evaluation from the Senior Officer, which is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure that they are negotiated in a manner that is at arms’ length and reasonable. The independent Trustees are assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer and by independent legal counsel. The independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in private sessions with the Senior Officer and counsel.
  In evaluating the fairness and reasonableness of the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board considered the information provided to them as part of the contract renewal process as well as information provided at their meetings throughout the year as part of their ongoing oversight of the Fund, and did not identify any information that was controlling. One Trustee may weigh a particular piece of information differently than another Trustee. The Trustees recognized that the advisory arrangements and resulting advisory fees for the Fund and the other Invesco Funds are the result of years of review and negotiation between the Trustees and Invesco Advisers, that the Trustees may focus to a greater extent on certain aspects of these arrangements in some years than in others, and that the Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years.
  The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 16, 2010, and may not reflect consideration of factors that became known to the Board after that date, including, for example, changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services. The Board’s review of the qualifications of Invesco Advisers to provide these services included the Board’s consideration of Invesco Advisers’ portfolio and product review process, various back office support functions provided by Invesco Advisers and its affiliates, and Invesco Advisers’ equity and fixed income trading operations. The Board concluded that the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers are appropriate and that Invesco Advisers currently is providing satisfactory advisory services in accordance with the terms of the Fund’s investment advisory agreement. In addition, based on their ongoing meetings throughout the year with the Fund’s portfolio manager or managers, the Board concluded that these individuals are competent and able to continue to carry out their responsibilities under the Fund’s investment advisory agreement or sub-advisory contracts, as applicable.
  In determining whether to continue the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the Fund, as well as the Board’s knowledge of Invesco Advisers’ operations, and concluded that it is beneficial to maintain the current relationship, in part, because of such knowledge. The Board also considered the steps that Invesco Advisers and its affiliates continue to take to improve the services they provide to the Invesco Funds in the areas of investment performance, product line diversification, distribution, fund operations, shareholder services and compliance. The Board considered Invesco Advisers’ independent credit analysis and investment risk management procedures as they apply to the Fund and the other Invesco Funds. The Board also considered the acquisition by Invesco Ltd. of the retail mutual fund business of Morgan Stanley and how that is expected to affect product line diversification. The Board also considered assurances from Invesco Advisers that it does not expect the acquisition to diminish the quality of services provided to the Invesco Funds and that it plans to increase staffing. The Board concluded that the quality and efficiency of the services Invesco Advisers and its affiliates provide to the Invesco Funds support the Board’s approval of the continuance of the Fund’s investment advisory agreement.
  The Board reviewed the services provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board concluded that the nature, extent and quality of the services provided by the Affiliated Sub-Advisers are appropriate. The Board noted that the Affiliated Sub-Advisers, which have offices and personnel that are located in financial centers around the world, can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund.

16        Invesco Mid Cap Basic Value Fund

B.	Fund Performance
The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
  The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of all funds in the Lipper performance universe that are not managed by Invesco Advisers or an Affiliated Sub-Adviser and against the Lipper Mid-Cap Value Funds Index. The Board noted that the performance of Class A shares of the Fund was in the first quintile of its performance universe for the one and three year periods and the second quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that the performance of Class A share of the Fund was above the performance of the Index for the one, three and five year periods. Although the independent written evaluation of the Fund’s Senior Officer only considered Fund performance through the most recent calendar year, the Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board compared the Fund’s contractual advisory fee rate to the contractual advisory fee rates of funds in the Fund’s Lipper expense group that are not managed by Invesco Advisers or an Affiliated Sub-Adviser, at a common asset level. The Board noted that the contractual advisory fee rate for Class A shares of the Fund was below the median contractual advisory fee rate of funds in its expense group. The Board also reviewed the methodology used by Lipper in determining contractual fee rates, which includes using audited financial data from the most recent annual report of each fund in the expense group that was publicly available as of the end of the past calendar year. The Board noted that comparative data is as of varying dates, which may affect the comparability of data during times of market volatility.
  The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not advise other mutual funds or client accounts with investment strategies comparable to those of the Fund.
  The Board also noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least April 30, 2011 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board noted that at the current expense ratio for the Fund, this expense waiver does not have any impact.
  The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts and the services provided by Invesco Advisers pursuant to the Fund’s advisory agreement, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers, and that Invesco Advisers and the Affiliated Sub-Advisers are affiliates.
  After taking account of the Fund’s contractual advisory and sub-advisory fee rates, the comparative advisory fee information discussed above and other relevant factors, the Board concluded that the Fund’s advisory and sub-advisory fees are fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund’s contractual advisory fee schedule includes seven breakpoints, and that the Fund would share in economies of scale as the Fund’s net assets exceeded the breakpoints. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services. The Board reviewed with Invesco Advisers the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in connection with managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit with respect to the services Invesco Advisers and its subsidiaries provide to the Fund and the Invesco Funds. The Board also noted that Invesco Advisers continues to support the Invesco Funds with spending on regulatory compliance, attribution systems, global trading initiatives and a focus on building out the product line-up for the benefit of all shareholders of the Invesco Funds. The Board concluded that the Fund’s fees are fair and reasonable, and that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund is not excessive in light of the nature, quality and extent of the services provided and the support provided to the Invesco Funds. The Board considered whether Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts and concluded that Invesco Advisers and each Affiliated Sub-Adviser have the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates resulting from the relationship with the Fund, including the fees received by Invesco Advisers and its affiliates for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed by Invesco Advisers and its affiliates to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board. The Board concluded that Invesco Advisers and its affiliates are providing these services in accordance with the terms of their contracts, and are qualified to continue to provide these services to the Fund.
  The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for the research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board concluded that the soft dollar arrangements are appropriate. The Board also concluded that, based on their review and representations made by the Chief Compliance Officer of the Invesco Funds, these arrangements are consistent with regulatory requirements.
  The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through at least June 30, 2011, the advisory fees payable by the Fund in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

17        Invesco Mid Cap Basic Value Fund

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Important Notice Regarding Delivery of Security Holder Documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-01540 and 002-27334.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2010, is available at our website, invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     If used after October 20, 2010, this report must be accompanied by a Quarterly Performance Review for the most recent quarter-end.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
MCBV-SAR-1     Invesco Distributors, Inc.

Invesco Select Equity Fund
Semiannual Report to Shareholders ■ June 30, 2010

2	Fund Performance
3	Letters to Shareholders
4	Schedule of Investments
8	Financial Statements
10	Notes to Financial Statements
16	Financial Highlights
17	Fund Expenses
18	Approval of Investment Advisory and Sub-Advisory Agreements
For the most current month-end Fund performance and commentary, please visit invesco.com/performance.
Unless otherwise noted, all data provided by Invesco.
This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.
NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Performance
Performance summary
Fund vs. Indexes
Cumulative total returns, 12/31/09 to 6/30/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares*	-9.94%
Class B Shares*	-10.33
Class C Shares*	-10.28
Class Y Shares*	-9.86
S&P 500 Index▼ (Broad Market Index)	-6.64
Russell 3000 Index▼ (Style-Specific Index)	-6.05
Lipper Multi-Cap Core Funds Index▼ (Peer Group Index)	-5.68

▼	Lipper Inc.

*	Performance includes litigation proceeds. Had these proceeds not been included, returns would have been lower.
The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.
     The Russell 3000® Index is an unmanaged index considered representative of the U.S. stock market. The Russell 3000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
     The Lipper Multi-Cap Core Funds Index is an unmanaged index considered representative of multi-cap core funds tracked by Lipper.
     The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.
Average Annual Total Returns
As of 6/30/10, including maximum applicable sales charges

Class A Shares
Inception (12/4/67)	6.87%
10 Years	-6.59
5 Years	-4.87
1 Year	4.24

Class B Shares
Inception (9/1/93)	3.81%
10 Years	-6.62
5 Years	-4.88
1 Year	4.44

Class C Shares
Inception (8/4/97)	-0.18%
10 Years	-6.76
5 Years	-4.50
1 Year	8.45

Class Y Shares
10 Years	-6.02%
5 Years	3.71
1 Year	10.49
Performance includes litigation proceeds. Had these proceeds not been included, returns would have been lower.
Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco. com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 1.64%, 2.39%, 2.39% and 1.39%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
2     Invesco Select Equity Fund

Letters to Shareholders
  Bruce Crockett
Dear Fellow Shareholders:
Although the global markets have improved since their lows of 2009, they remain challenging as governments around the world work to ensure the recovery remains on track. In this volatile environment, it’s comforting to know that your Board is committed to putting your interests first. We realize you have many choices when selecting a money manager, and your Board is working hard to ensure you feel you’ve made the right choice.
     To that end, I’m pleased to share the news that Invesco has completed its acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. This acquisition greatly expands the breadth and depth of investment strategies we can offer you. As a result of this combination, Invesco gained investment talent for a number of investment strategies, including U.S. value equity, U.S. small cap growth equity, tax-free municipals, bank loans and others. Another key value equity, U.S. small cap growth equity, tax-free municipals, bank loans and others. Another key advantage of this combination is the highly complementary nature of our cultures. This is making it much easier to bring our organizations together while ensuring that our investment teams remain focused on managing your money.
     We view this addition as an excellent opportunity for you, our shareholders, to have access to an even broader range of well-diversified mutual funds. Now that the acquisition has closed, Invesco is working to bring the full value of the combined organization to shareholders. The key goals of this effort are to ensure that we have deeply resourced and focused investment teams, a compelling line of products and enhanced efficiency, which will benefit our shareholders now and over the long term.
     It might interest you to know that the mutual funds of the combined organization are overseen by a single fund Board composed of 17 current members, including four new members who joined us from Van Kampen/Morgan Stanley. This expanded Board will continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we have always maintained.
     As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving your interests.
Sincerely,

Bruce L. Crockett
Independent Chair, Invesco Funds Board of Trustees
    Philip Taylor
Dear Shareholders:
I’m pleased to present this report on your Fund’s performance for the six months ended June 30, 2010. Whether you’re a long-time Invesco client or a shareholder who joined us as a result of our June 1 acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, I’m glad you’re part of the Invesco family.
     At Invesco, we’re committed to providing you with timely information about market conditions, answering questions you may have about your investments and offering outstanding customer service. At our website, invesco.com/us, you can obtain unique market perspectives, useful investor education information and your Fund’s most recent quarterly commentary.
     I believe Invesco, as a leading global investment manager, is uniquely positioned to serve your needs.
     First, we are committed to investment excellence. We believe the best investment insights come from specialized investment teams with discrete investment perspectives, each operating under a disciplined philosophy and process with strong risk oversight and quality controls.
     Second, we offer you a broad range of investment products that can be tailored to your needs and goals. These products include single-country, regional and global investment options spanning major equity, fixed income and alternative asset classes.
     And third, we have just one focus: investment management. At Invesco, we believe that focus brings success, and that’s why investment management is all we do.
     If you have questions about your account, please contact one of our client services representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, please email me directly at phil@invesco.com.
Thank you for investing with us.
Sincerely,

Philip Taylor
Senior Managing Director, Invesco
3     Invesco Select Equity Fund

Schedule of Investments(a)

June 30, 2010
(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–98.45%
Airlines–0.86%
Alaska Air Group, Inc.(b)	4,400	$197,780

Delta Air Lines, Inc.(b)	117,600	1,381,800

		1,579,580

Apparel Retail–3.46%
Aeropostale, Inc.(b)	82,700	2,368,528

Collective Brands, Inc.(b)	28,400	448,720

Gap, Inc. (The)	182,100	3,543,666

		6,360,914

Apparel, Accessories & Luxury Goods–1.04%
Jones Apparel Group, Inc.	121,000	1,917,850

Auto Parts & Equipment–1.87%
TRW Automotive Holdings Corp.(b)	124,500	3,432,465

Automobile Manufacturers–1.99%
Ford Motor Co.(b)	362,800	3,657,024

Biotechnology–2.93%
Amgen Inc.(b)	78,000	4,102,800

PDL BioPharma Inc.	228,000	1,281,360

		5,384,160

Building Products–0.07%
A.O. Smith Corp.	2,600	125,294

Communications Equipment–0.44%
InterDigital, Inc.(b)	33,100	817,239

Computer & Electronics Retail–0.83%
Rent-A-Center, Inc.(b)	75,700	1,533,682

Computer Hardware–2.93%
Apple Inc.(b)	3,700	930,661

Hewlett-Packard Co.	103,200	4,466,496

		5,397,157

Computer Storage & Peripherals–4.58%
Lexmark International, Inc.–Class A(b)	55,000	1,816,650

SanDisk Corp.(b)	51,700	2,175,019

Seagate Technology(b)	210,700	2,747,528

Western Digital Corp.(b)	56,000	1,688,960

		8,428,157

Construction & Engineering–0.50%
Chicago Bridge & Iron Co. N.V.–New York Shares(b)	27,500	517,275

Shaw Group Inc. (The)(b)	11,700	400,374

		917,649

Construction, Farm Machinery & Heavy Trucks–1.67%
Oshkosh Corp.(b)	98,400	3,066,144

Consumer Electronics–1.68%
Garmin Ltd.	105,900	3,090,162

Consumer Finance–1.97%
American Express Co.	91,200	3,620,640

Diversified Banks–0.40%
U.S. Bancorp	12,800	286,080

Wells Fargo & Co.	17,500	448,000

		734,080

Diversified Metals & Mining–1.29%
Freeport-McMoRan Copper & Gold Inc.	27,800	1,643,814

Titanium Metals Corp.(b)	41,700	733,503

		2,377,317

Education Services–0.45%
Career Education Corp.(b)	30,400	699,808

Corinthian Colleges, Inc.(b)	13,000	128,050

		827,858

Electric Utilities–1.82%
Edison International	20,300	643,916

Exelon Corp.	71,300	2,707,261

		3,351,177

Electrical Components & Equipment–0.24%
General Cable Corp.(b)	16,500	439,725

Electronic Components–0.24%
Vishay Intertechnology, Inc.(b)	57,800	447,372

Forest Products–0.10%
Louisiana-Pacific Corp.(b)	27,100	181,299

Health Care Distributors–0.50%
Cardinal Health, Inc.	27,300	917,553

Homebuilding–2.21%
D.R. Horton, Inc.	279,800	2,750,434

Lennar Corp.–Class A	94,500	1,314,495

		4,064,929

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

4        Invesco Select Equity Fund

	Shares	Value

Homefurnishing Retail–1.16%
Williams-Sonoma, Inc.	86,100	$2,137,002

Household Products–3.34%
Procter & Gamble Co. (The)	102,400	6,141,952

Housewares & Specialties–0.33%
American Greetings Corp.–Class A	32,200	604,072

Hypermarkets & Super Centers–0.86%
Wal-Mart Stores, Inc.	32,900	1,581,503

Independent Power Producers & Energy Traders–1.72%
Constellation Energy Group Inc.	97,900	3,157,275

Industrial Conglomerates–0.53%
Carlisle Cos. Inc.	24,700	892,411

General Electric Co.	5,600	80,752

		973,163

Integrated Oil & Gas–8.12%
Chevron Corp.	80,400	5,455,944

ConocoPhillips	33,500	1,644,515

Exxon Mobil Corp.	137,300	7,835,711

		14,936,170

Integrated Telecommunication Services–4.30%
AT&T Inc.	227,900	5,512,901

Verizon Communications Inc.	85,600	2,398,512

		7,911,413

Internet Software & Services–0.16%
AOL Inc.(b)	14,000	291,060

Investment Banking & Brokerage–1.34%
BGC Partners, Inc.–Class A	121,300	619,843

Goldman Sachs Group, Inc. (The)	14,000	1,837,780

		2,457,623

IT Consulting & Other Services–3.20%
International Business Machines Corp.	47,700	5,889,996

Life & Health Insurance–1.58%
Aflac, Inc.	13,000	554,710

Prudential Financial, Inc.	43,900	2,355,674

		2,910,384

Managed Health Care–4.53%
Health Net Inc.(b)	71,300	1,737,581

Humana Inc.(b)	67,600	3,087,292

UnitedHealth Group Inc.	123,300	3,501,720

		8,326,593

Movies & Entertainment–1.39%
Madison Square Garden, Inc.–Class A(b)	16,100	316,687

Time Warner Inc.	77,400	2,237,634

		2,554,321

Multi-Line Insurance–0.41%
Assurant, Inc.	18,500	641,950

Genworth Financial Inc.–Class A(b)	9,100	118,937

		760,887

Oil & Gas Drilling–0.06%
Seahawk Drilling Inc.(b)	11,800	114,696

Oil & Gas Equipment & Services–1.57%
National-Oilwell Varco Inc.	87,400	2,890,318

Paper Packaging–0.97%
Temple-Inland Inc.	86,600	1,790,022

Paper Products–2.21%
Clearwater Paper Corp.(b)	10,100	553,076

Domtar Corp.	55,400	2,722,910

International Paper Co.	34,900	789,787

		4,065,773

Pharmaceuticals–7.46%
Abbott Laboratories	44,900	2,100,422

Bristol-Myers Squibb Co.	19,600	488,824

Eli Lilly and Co.	112,600	3,772,100

Forest Laboratories, Inc.(b)	37,300	1,023,139

Johnson & Johnson	14,000	826,840

Par Pharmaceutical Cos Inc.(b)	11,500	298,540

Pfizer Inc.	332,800	4,745,728

ViroPharma Inc.(b)	42,100	471,941

		13,727,534

Property & Casualty Insurance–5.45%
Aspen Insurance Holdings Ltd.	46,100	1,140,514

Berkshire Hathaway Inc.–Class B(b)	27,300	2,175,537

Chubb Corp. (The)	34,900	1,745,349

Travelers Cos., Inc. (The)	73,400	3,614,950

XL Group PLC	84,600	1,354,446

		10,030,796

Publishing–2.31%
Gannett Co., Inc.	225,300	3,032,538

McGraw-Hill Cos., Inc. (The)	43,000	1,210,020

		4,242,558

Semiconductor Equipment–0.37%
Amkor Technology, Inc.(b)	124,400	685,444

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5        Invesco Select Equity Fund

	Shares	Value

Semiconductors–1.21%
Micron Technology, Inc.(b)	262,300	$2,226,927

Soft Drinks–1.35%
Coca-Cola Co. (The)	49,500	2,480,940

Specialized Consumer Services–0.94%
Sotheby’s	75,700	1,731,259

Specialized Finance–0.14%
IntercontinentalExchange Inc.(b)	1,300	146,939

Marlin Business Services Corp.(b)	8,700	105,183

		252,122

Specialized REIT’s–0.49%
National Health Investors, Inc.	23,600	910,016

Specialty Chemicals–0.53%
W.R. Grace & Co.(b)	46,400	976,256

Steel–0.74%
Reliance Steel & Aluminum Co.	20,600	744,690

Worthington Industries, Inc.	47,800	614,708

		1,359,398

Systems Software–3.29%
Microsoft Corp.	262,800	6,047,028

Tobacco–1.28%
Altria Group, Inc.	28,500	571,140

Philip Morris International Inc.	39,000	1,787,760

		2,358,900

Trucking–0.96%
AMERCO(b)	6,500	357,825

Avis Budget Group, Inc.(b)	143,400	1,408,188

		1,766,013

Wireless Telecommunication Services–0.08%
USA Mobility, Inc.	11,000	142,120

Total Common Stocks & Other Equity Interests (Cost $184,568,090)		181,100,961

	Principal
	Amount
U.S. Treasury Bills–0.48%
0.08%, 09/16/10(c)(d)(Cost $869,851)	$870,000	869,720

	Shares
Money Market Funds–1.25%
Liquid Assets Portfolio–Institutional Class(e)	1,151,819	1,151,819

Premier Portfolio–Institutional Class(e)	1,151,819	1,151,819

Total Money Market Funds (Cost $2,303,638)		2,303,638

TOTAL INVESTMENTS–100.18% (Cost $187,741,579)		184,274,319

OTHER ASSETS LESS LIABILITIES–(0.18)%		(322,089)

NET ASSETS–100.00%		$183,952,230

Investment Abbreviations:

REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(d)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1I and Note 4.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6        Invesco Select Equity Fund

Portfolio Composition

By sector, based on Net Assets
as of June 30, 2010

Consumer Discretionary	19.7%

Information Technology	16.4

Health Care	15.4

Financials	11.8

Energy	9.8

Consumer Staples	6.8

Materials	5.8

Industrials	4.8

Telecommunication Services	4.4

Utilities	3.5

U.S. Treasury Bills, Money Market Funds Plus Other Assets Less Liabilities	1.6

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7        Invesco Select Equity Fund

Statement of Assets and Liabilities

June 30, 2010
(Unaudited)

Assets:
Investments, at value (Cost $185,437,941)	$181,970,681

Investments in affiliated money market funds, at value and cost	2,303,638

Total investments, at value (Cost $187,741,579)	184,274,319

Receivables for:
Fund shares sold	9,327

Dividends	184,789

Investment for trustee deferred compensation and retirement plans	86,425

Other assets	30,127

Total assets	184,584,987

Liabilities:
Payables for:
Fund shares reacquired	215,823

Variation margin	23,300

Accrued fees to affiliates	180,323

Accrued other operating expenses	55,472

Trustee deferred compensation and retirement plans	157,839

Total liabilities	632,757

Net assets applicable to shares outstanding	$183,952,230

Net assets consist of:
Shares of beneficial interest	$292,510,401

Undistributed net investment income	895,787

Undistributed net realized gain (loss)	(105,849,022)

Unrealized appreciation (depreciation)	(3,604,936)

$183,952,230

Net Assets:
Class A	$157,389,921

Class B	$13,704,193

Class C	$11,248,483

Class Y	$1,609,633

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	10,930,897

Class B	1,103,909

Class C	907,988

Class Y	111,370

Class A:
Net asset value per share	$14.40

Maximum offering price per share
(Net asset value of $14.40 divided by 94.50%)	$15.24

Class B:
Net asset value and offering price per share	$12.41

Class C:
Net asset value and offering price per share	$12.39

Class Y:
Net asset value and offering price per share	$14.45

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8        Invesco Select Equity Fund

Statement of Operations

For the six months ended June 30, 2010
(Unaudited)

Investment income:
Dividends	$2,040,284

Dividends from affiliated money market funds	1,178

Total investment income	2,041,462

Expenses:
Advisory fees	769,252

Administrative services fees	24,795

Custodian fees	7,789

Distribution fees:
Class A	216,351

Class B	84,228

Class C	64,177

Transfer agent fees	416,562

Trustees’ and officers’ fees and benefits	11,976

Other	89,494

Total expenses	1,684,624

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(3,455)

Net expenses	1,681,169

Net investment income	360,293

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	11,225,867

Futures contracts	(70,233)

11,155,634

Change in net unrealized appreciation (depreciation) of:
Investment securities	(32,368,371)

Futures contracts	(148,856)

(32,517,227)

Net realized and unrealized gain (loss)	(21,361,593)

Net increase (decrease) in net assets resulting from operations	$(21,001,300)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Select Equity Fund

Statement of Changes in Net Assets

For the six months ended June 30, 2010 and the year ended December 31, 2009
(Unaudited)

	June 30,	December 31,
	2010	2009

Operations:
Net investment income	$360,293	$724,987

Net realized gain (loss)	11,155,634	(38,419,004)

Change in net unrealized appreciation (depreciation)	(32,517,227)	80,090,191

Net increase (decrease) in net assets resulting from operations	(21,001,300)	42,396,174

Distributions to shareholders from net investment income:
Class A	—	(803,875)

Class Y	—	(9,089)

Total distributions from net investment income	—	(812,964)

Share transactions–net:
Class A	3,424,165	(15,797,722)

Class B	(2,990,848)	(8,444,441)

Class C	(716,540)	(1,818,089)

Class Y	67,535	428,519

Net increase (decrease) in net assets resulting from share transactions	(215,688)	(25,631,733)

Net increase (decrease) in net assets	(21,216,988)	15,951,477

Net assets:
Beginning of period	205,169,218	189,217,741

End of period (includes undistributed net investment income of $895,787 and $535,494, respectively)	$183,952,230	$205,169,218

Notes to Financial Statements

June 30, 2010
(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco Select Equity Fund, formerly AIM Select Equity Fund, (the “Fund”), is a series portfolio of AIM Funds Group (Invesco Funds Group), formerly AIM Funds Group (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of seven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is long-term growth of capital.
  The Fund currently consists of four different classes of shares: Class A, Class B, Class C and Class Y. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class Y shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

10        Invesco Select Equity Fund

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE.
Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

11        Invesco Select Equity Fund

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
J.	Collateral — To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $150 million	0.80%

Over $150 million	0.625%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least April 30, 2011, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver (excluding certain items discussed below) of Class A, Class B, Class C and Class Y shares to 2.00%, 2.75%, 2.75% and 1.75%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. The Board of Trustees or Invesco may terminate the fee waiver arrangement at any time. The Adviser did not waive fees and/or reimburse expenses during the period under the expense limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the six months ended June 30, 2010, the Adviser waived advisory fees of $1,958.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the Invesco Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense

12        Invesco Select Equity Fund

reimbursement are included in the Statement of Operations. For the six months ended June 30, 2010, Invesco Ltd. reimbursed expenses of the Fund in the amount of $431.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended June 30, 2010, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended June 30, 2010, the expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C and Class Y shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B and Class C shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of each class of Class B and Class C shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the six months ended June 30, 2010, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended June 30, 2010, IDI advised the Fund that IDI retained $6,379 in front-end sales commissions from the sale of Class A shares and $0, $20,892 and $241 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of June 30, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the six months ended June 30, 2010, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$183,404,599	$—	$—	$183,404,599

U.S. Treasury Securities	—	869,720	—	869,720

	$183,404,599	$869,720	$—	$184,274,319

Futures*	(137,676)	—	—	(137,676)

Total Investments	$183,266,923	$869,720	$—	$184,136,643

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

The Fund has implemented the required disclosures about derivative instruments and hedging activities in accordance with GAAP. This disclosure is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position and financial performance. The enhanced disclosure has no impact on the results of operations reported in the financial statements.

13        Invesco Select Equity Fund

Value of Derivative Instruments at Period-End

The Table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of June 30, 2010:

	Value
Risk Exposure/ Derivative Type	Assets	Liabilities

Interest rate risk
Futures contracts(a)	$—	$(137,676)

(a)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable (payable) is reported within the Statement of Assets & Liabilities.

Effect of Derivative Instruments for the six months ended June 30, 2010

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain
(Loss) on Statement
of Operations
Futures*

Realized Gain (Loss)
Index risk	$(70,233)

Change in Unrealized Appreciation (Depreciation)
Index risk	(148,856)

Total	$(219,089)

*	The average value of futures outstanding during the period was $3,201,467.

Open Futures Contracts
				Unrealized
	Number of	Month/		Appreciation
Contract	Contracts	Commitment	Value	(Depreciation)

S&P 500 E-Mini Futures	54	September-2010/Long	$2,771,820	$(137,676)

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the six months ended June 30, 2010, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,066.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the six months ended June 30, 2010, the Fund paid legal fees of $1,513 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

14        Invesco Select Equity Fund

  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited to utilizing $113,354,997 of capital loss carryforward in the fiscal year ending December 31, 2010.
  The Fund had a capital loss carryforward as of December 31, 2009 which expires as follows:

Capital Loss
Expiration	Carryforward*

December 31, 2010	$7,313,689

December 31, 2011	210,540

December 31, 2016	51,626,553

December 31, 2017	54,204,215

Total capital loss carryforward	$113,354,997

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended June 30, 2010 was $95,313,161 and $96,948,491, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$10,430,085

Aggregate unrealized (depreciation) of investment securities	(15,999,854)

Net unrealized appreciation (depreciation) of investment securities	$(5,569,769)

Cost of investments for tax purposes is $189,844,088.

NOTE 10—Share Information

	Summary of Share Activity

	Six months ended		Year ended
	June 30, 2010(a)		December 31, 2009
	Shares	Amount	Shares	Amount

Sold:
Class A	931,112	$15,514,331	2,049,347	$26,747,341

Class B	77,871	1,098,068	193,368	2,208,110

Class C	43,684	619,758	101,957	1,164,256

Class Y	15,438	259,147	622,364	8,263,920

Issued as reinvestment of dividends:
Class A	—	—	48,303	757,871

Class Y	—	—	549	8,641

Automatic conversion of Class B shares to Class A shares:
Class A	147,339	2,366,565	504,345	6,543,145

Class B	(170,567)	(2,366,565)	(581,922)	(6,543,145)

Reacquired:
Class A	(897,905)	(14,456,731)	(3,679,059)	(49,846,079)

Class B	(124,842)	(1,722,351)	(360,252)	(4,109,406)

Class C	(96,341)	(1,336,298)	(259,733)	(2,982,345)

Class Y	(11,695)	(191,612)	(600,389)	(7,844,042)

Net increase (decrease) in share activity	(85,906)	$(215,688)	(1,961,122)	$(25,631,733)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 5% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

15        Invesco Select Equity Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

									Ratio of		Ratio of
									expenses		expenses
			Net gains						to average		to average net		Ratio of net
	Net asset	Net	(losses) on		Dividends				net assets		assets without		investment
	value,	investment	securities (both	Total from	from net	Net asset		Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income	realized and	investment	investment	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)(a)	unrealized)	operations	income	of period	Return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Class A
Six months ended 06/30/10	$15.99	$0.04	$(1.63)	$(1.59)	$—	$14.40	(9.94)%	$157,390	1.54	%(d)	1.54	%(d)	0.46	%(d)	48%
Year ended 12/31/09	12.89	0.07	3.10 (e)	3.17	(0.07)	15.99	24.64 (e)	171,894	1.64		1.64		0.50		101
Year ended 12/31/08	21.02	0.08	(8.21)	(8.13)	—	12.89	(38.68)	152,478	1.52		1.52		0.44		158
Year ended 12/31/07	21.10	0.04	(0.12)	(0.08)	—	21.02	(0.38)	271,828	1.33		1.34		0.19		129
Year ended 12/31/06	18.55	0.03	2.52	2.55	—	21.10	13.75	259,817	1.40		1.41		0.14		72
Year ended 12/31/05	17.65	(0.04)	0.94	0.90	—	18.55	5.10	259,946	1.39		1.39		(0.21)		91

Class B
Six months ended 06/30/10	13.84	(0.02)	(1.41)	(1.43)	—	12.41	(10.33)	13,704	2.29	(d)	2.29	(d)	(0.29	)(d)	48
Year ended 12/31/09	11.19	(0.03)	2.68 (e)	2.65	—	13.84	23.68 (e)	18,285	2.39		2.39		(0.25)		101
Year ended 12/31/08	18.37	(0.05)	(7.13)	(7.18)	—	11.19	(39.08)	23,159	2.27		2.27		(0.31)		158
Year ended 12/31/07	18.58	(0.11)	(0.10)	(0.21)	—	18.37	(1.13)	89,372	2.08		2.09		(0.56)		129
Year ended 12/31/06	16.46	(0.11)	2.23	2.12	—	18.58	12.88	85,521	2.15		2.16		(0.61)		72
Year ended 12/31/05	15.78	(0.15)	0.83	0.68	—	16.46	4.31	106,097	2.14		2.14		(0.96)		91

Class C
Six months ended 06/30/10	13.81	(0.02)	(1.40)	(1.42)	—	12.39	(10.28)	11,248	2.29	(d)	2.29	(d)	(0.29	)(d)	48
Year ended 12/31/09	11.16	(0.03)	2.68 (e)	2.65	—	13.81	23.75 (e)	13,265	2.39		2.39		(0.25)		101
Year ended 12/31/08	18.33	(0.05)	(7.12)	(7.17)	—	11.16	(39.12)	12,483	2.27		2.27		(0.31)		158
Year ended 12/31/07	18.55	(0.11)	(0.11)	(0.22)	—	18.33	(1.19)	27,396	2.08		2.09		(0.56)		129
Year ended 12/31/06	16.43	(0.11)	2.23	2.12	—	18.55	12.90	19,966	2.15		2.16		(0.61)		72
Year ended 12/31/05	15.75	(0.15)	0.83	0.68	—	16.43	4.32	22,860	2.14		2.14		(0.96)		91

Class Y
Six months ended 06/30/10	16.03	0.06	(1.64)	(1.58)	—	14.45	(9.86)	1,610	1.29	(d)	1.29	(d)	0.71	(d)	48
Year ended 12/31/09	12.90	0.10	3.12 (e)	3.22	(0.09)	16.03	24.94 (e)	1,725	1.39		1.39		0.75		101
Year ended 12/31/08(f)	15.00	0.01	(2.11)	(2.10)	—	12.90	(14.00)	1,098	1.50	(g)	1.50	(g)	0.46	(g)	158

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year. For the period ending December 31, 2007, the portfolio turnover calculation excludes the value of securities purchased of $116,070,354 and sold of $105,558,150 in the effort to realign the Fund’s portfolio holdings after the reorganization of AIM Opportunities II Fund and AIM Opportunities III Fund into the Fund.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $174,515, $16,985, $12,942 and $1,758 for Class A, Class B, Class C, and Class Y shares, respectively.
(e)	Includes litigation proceeds received during the period. Had the litigation proceeds not been received net gains (losses) on securities (both realized and unrealized) per share would have been $2.95, $2.53, $2.53, and $2.97 for Class A, Class B, Class C, and Class Y shares, respectively and total returns would have been lower.
(f)	Commencement date of October 3, 2008.
(g)	Annualized.

16        Invesco Select Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2010 through June 30, 2010.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(01/01/10)	(06/30/10)[1]	Period[2]	(06/30/10)	Period[2]	Ratio
A	$1,000.00	$900.60	$7.26	$1,017.16	$7.70	1.54%

B	1,000.00	896.70	10.77	1,013.44	11.43	2.29

C	1,000.00	897.20	10.77	1,013.44	11.43	2.29

Y	1,000.00	901.40	6.08	1,018.40	6.46	1.29

[1]	The actual ending account value is based on the actual total return of the Fund for the period January 1, 2010 through June 30, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

17        Invesco Select Equity Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Funds Group (Invesco Funds Group) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of the Invesco Select Equity Fund (the Fund) investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 15-16, 2010, the Board as a whole, and the disinterested or “independent” Trustees, who comprise 85% of the Board, voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2010. In doing so, the Board considered the process that it follows in reviewing and approving the Fund’s investment advisory agreement and sub-advisory contracts and the information that it is provided and determined that the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and that the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the Fund’s investment advisory agreement and sub-advisory contracts is fair and reasonable.

The Board’s Fund Evaluation Process
The Board’s Investments Committee has established three Sub-Committees, each of which is responsible for overseeing the management of a number of the series portfolios of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risk of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses, and other matters related to all their assigned funds. Each Sub-Committee recommends to the Investment Committee, which in turn recommends to the full Board, whether to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.
  During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by an independent company, Lipper, Inc. (Lipper). The Trustees also receive an independent written evaluation from the Senior Officer, which is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure that they are negotiated in a manner that is at arms’ length and reasonable. The independent Trustees are assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer and by independent legal counsel. The independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in private sessions with the Senior Officer and counsel.
  In evaluating the fairness and reasonableness of the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board considered the information provided to them as part of the contract renewal process as well as information provided at their meetings throughout the year as part of their ongoing oversight of the Fund, and did not identify any information that was controlling. One Trustee may weigh a particular piece of information differently than another Trustee. The Trustees recognized that the advisory arrangements and resulting advisory fees for the Fund and the other Invesco Funds are the result of years of review and negotiation between the Trustees and Invesco Advisers, that the Trustees may focus to a greater extent on certain aspects of these arrangements in some years than in others, and that the Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years.
  The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 16, 2010, and may not reflect consideration of factors that became known to the Board after that date, including, for example, changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services. The Board’s review of the qualifications of Invesco Advisers to provide these services included the Board’s consideration of Invesco Advisers’ portfolio and product review process, various back office support functions provided by Invesco Advisers and its affiliates, and Invesco Advisers’ equity and fixed income trading operations. The Board concluded that the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers are appropriate and that Invesco Advisers currently is providing satisfactory advisory services in accordance with the terms of the Fund’s investment advisory agreement. In addition, based on their ongoing meetings throughout the year with the Fund’s portfolio manager or managers, the Board concluded that these individuals are competent and able to continue to carry out their responsibilities under the Fund’s investment advisory agreement or sub-advisory contracts, as applicable.
  In determining whether to continue the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the Fund, as well as the Board’s knowledge of Invesco Advisers’ operations, and concluded that it is beneficial to maintain the current relationship, in part, because of such knowledge. The Board also considered the steps that Invesco Advisers and its affiliates continue to take to improve the quality and efficiency of the services they provide to the Invesco Funds in the areas of investment performance, product line diversification, distribution, fund operations, shareholder services and compliance. The Board considered Invesco Advisers’ independent credit analysis and investment risk management procedures as they apply to the Fund and the other Invesco Funds. The Board also considered the acquisition by Invesco Ltd. of the retail mutual fund business of Morgan Stanley and how that is expected to affect product line diversification. The Board also considered assurances from Invesco Advisers that it does not expect the acquisition to diminish the quality of services provided to the Invesco Funds and that it plans to increase staffing. The Board concluded that the quality and efficiency of the services Invesco Advisers and its affiliates provide to the Invesco Funds support the Board’s approval of the continuance of the Fund’s investment advisory agreement.
  The Board reviewed the services provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board concluded that the nature, extent and quality of the services provided by the Affiliated Sub-Advisers are appropriate. The Board noted that the Affiliated Sub-Advisers, which have offices and personnel that are located in financial centers around the world, can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the additional resources and talents of the Affiliated Sub-Advisers in managing the Fund.

18        Invesco Select Equity Fund

B.	Fund Performance
The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
  The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of all funds in the Lipper performance universe that are not managed by Invesco Advisers or an Affiliated Sub-Adviser and against the Lipper Multi-Cap Core Funds Index. The Board noted that the performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one year period and the fifth quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that the performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. Invesco Advisers advised the Board that the Fund was managed consistently with its mandate and that quantitative processes, such as those followed by the Fund, are typically challenged at market inflection points. Although the independent written evaluation of the Fund’s Senior Officer only considered Fund performance through the most recent calendar year, the Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board compared the Fund’s contractual advisory fee rate to the contractual advisory fee rates of funds in the Fund’s Lipper expense group that are not managed by Invesco Advisers or an Affiliated Sub-Adviser, at a common asset level. The Board noted that the contractual advisory fee rate for Class A shares of the Fund was below the median contractual advisory fee rate of funds in its expense group. The Board also reviewed the methodology used by Lipper in determining contractual fee rates, which includes using audited financial data from the most recent annual report of each fund in the expense group that was publicly available as of the end of the past calendar year. The Board noted that comparative data is as of varying dates, which may affect the comparability of data during times of market volatility.
  The Board also compared the Fund’s effective fee rate (the advisory fee after any advisory fee waivers and before any expense limitations/waivers) to the advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, including two mutual funds advised by Invesco Advisers. The Board noted that the Fund’s effective fee rate was above the effective fee rates for both of the mutual funds, one being an asset allocation fund which is not charged any advisory fees by Invesco Advisers pursuant to that fund’s advisory agreement.
  Other than the mutual funds described above, the Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not advise other client accounts with investment strategies comparable to those of the Fund.
  The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least April 30, 2011 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board noted that at the current expense ratio for the Fund, this expense waiver does not have any impact.
  The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers.
  After taking account of the Fund’s contractual advisory and sub-advisory fee rates, the comparative advisory fee information discussed above and other relevant factors, the Board concluded that the Fund’s advisory and sub-advisory fees are fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund’s contractual advisory fee schedule includes one breakpoint, and that the Fund would share in economies of scale as the Fund’s net assets exceeded the breakpoint. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services. The Board reviewed with Invesco Advisers the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in connection with managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit with respect to the services Invesco Advisers and its subsidiaries provide to the Fund and the Invesco Funds. The Board also noted that Invesco Advisers continues to support the Invesco Funds with spending on regulatory compliance, attribution systems, global trading initiatives and a focus on building out the product line-up for the benefit of all shareholders of the Invesco Funds. The Board concluded that the Fund’s fees are fair and reasonable, and that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund is not excessive in light of the nature, quality and extent of the services provided and the support provided to the Invesco Funds. The Board considered whether Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts and concluded that Invesco Advisers and each Affiliated Sub-Adviser have the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates resulting from the relationship with the Fund, including the fees received by Invesco Advisers and its affiliates for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed by Invesco Advisers and its affiliates to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board. The Board concluded that Invesco Advisers and its affiliates are providing these services in accordance with the terms of their contracts, and are qualified to continue to provide these services to the Fund.
  The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board concluded that the soft dollar arrangements are appropriate. The Board also concluded that, based on their review and representations made by the Chief Compliance Officer of the Invesco Funds, these arrangements are consistent with regulatory requirements.
  The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through at least June 30, 2011, the advisory fees payable by the Fund in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

19        Invesco Select Equity Fund

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Invesco Privacy Policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.
Important Notice Regarding Delivery of Security Holder Documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-01540 and 002-27334.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2010, is available at our website, invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     If used after October 20, 2010, this report must be accompanied by a Quarterly Performance Review for the most recent quarter-end.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
SEQ-SAR-1    Invesco Distributors, Inc.

Invesco Small Cap Equity Fund

Semiannual Report to Shareholders ▪ June 30, 2010

2	Fund Performance
3	Letters to Shareholders
4	Schedule of Investments
7	Financial Statements
9	Notes to Financial Statements
15	Financial Highlights
16	Fund Expenses
17	Approval of Investment Advisory and Sub-Advisory Agreements
For the most current month-end Fund performance and commentary, please visit invesco.com/performance.
Unless otherwise noted, all data provided by Invesco.
This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Fund Performance

Performance summary

Fund vs. Indexes
Cumulative total returns, 12/31/09 to 6/30/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-0.84%

Class B Shares	-1.26

Class C Shares	-1.15

Class R Shares	-0.86

Class Y Shares	-0.73

Institutional Class Shares	-0.51

S&P 500 Index▼ (Broad Market Index)	-6.64

Russell 2000 Index▼ (Style-Specific Index)	-1.95

Lipper Small-Cap Core Funds Index▼ (Peer Group Index)	-2.09

▼Lipper Inc.
The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.
     The Russell 2000® Index is an unmanaged index considered representative of small-cap stocks. The Russell 2000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
     The Lipper Small-Cap Core Funds Index is an unmanaged index considered representative of small-cap core funds tracked by Lipper.
     The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Average Annual Total Returns
As of 6/30/10, including maximum applicable sales charges

Class A Shares

Inception (8/31/00)	2.95%

5 Years	0.32

1 Year	8.88

Class B Shares

Inception (8/31/00)	2.95%

5 Years	0.43

1 Year	9.32

Class C Shares

Inception (8/31/00)	2.80%

5 Years	0.72

1 Year	13.32

Class R Shares

Inception	3.32%

5 Years	1.23

1 Year	14.96

Class Y Shares

Inception	3.60%

5 Years	1.57

1 Year	15.59

Institutional Class Shares

Inception	3.87%

5 Years	2.04

1 Year	15.88

Class R shares incepted on June 3, 2002. Performance shown prior to that date is that of Class A shares, restated to reflect the higher 12b-1 fees applicable to Class R shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     Institutional Class shares incepted on April 29, 2005. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares was 1.52%, 2.27%, 2.27%, 1.77%, 1.27% and 0.90%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

2 Invesco Small Cap Equity Fund

Letters to Shareholders

Bruce Crockett
Dear Fellow Shareholders:
Although the global markets have improved since their lows of 2009, they remain challenging as governments around the world work to ensure the recovery remains on track. In this volatile environment, it’s comforting to know that your Board is committed to putting your interests first. We realize you have many choices when selecting a money manager, and your Board is working hard to ensure you feel you’ve made the right choice.
      To that end, I’m pleased to share the news that Invesco has completed its acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. This acquisition greatly expands the breadth and depth of investment strategies we can offer you. As a result of this combination, Invesco gained investment talent for a number of investment strategies, including U.S. value equity, U.S. small cap growth equity, tax-free municipals, bank loans and others. Another key advantage of this combination is the highly complementary nature of our cultures. This is making it much easier to bring our organizations together while ensuring that our investment teams remain focused on managing your money.
      We view this addition as an excellent opportunity for you, our shareholders, to have access to an even broader range of well-diversified mutual funds. Now that the acquisition has closed, Invesco is working to bring the full value of the combined organization to shareholders. The key goals of this effort are to ensure that we have deeply resourced and focused investment teams, a compelling line of products and enhanced efficiency, which will benefit our shareholders now and over the long term.
      It might interest you to know that the mutual funds of the combined organization are overseen by a single fund Board composed of 17 current members, including four new members who joined us from Van Kampen/Morgan Stanley. This expanded Board will continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we have always maintained.
      As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving your interests.
Sincerely,

Bruce L. Crockett
Independent Chair, Invesco Funds Board of Trustees

Philip Taylor
Dear Shareholders:
I’m pleased to present this report on your Fund’s performance for the six months ended June 30, 2010. Whether you’re a long-time Invesco client or a shareholder who joined us as a result of our June 1 acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, I’m glad you’re part of the Invesco family.
      At Invesco, we’re committed to providing you with timely information about market conditions, answering questions you may have about your investments and offering outstanding customer service. At our website, invesco.com/us, you can obtain unique market perspectives, useful investor education information and your Fund’s most recent quarterly commentary.
      I believe Invesco, as a leading global investment manager, is uniquely positioned to serve your needs.
      First, we are committed to investment excellence. We believe the best investment insights come from specialized investment teams with discrete investment perspectives, each operating under a disciplined philosophy and process with strong risk oversight and quality controls.
      Second, we offer you a broad range of investment products that can be tailored to your needs and goals. These products include single-country, regional and global investment options spanning major equity, fixed income and alternative asset classes.
      And third, we have just one focus: investment management. At Invesco, we believe that focus brings success, and that’s why investment management is all we do.
      If you have questions about your account, please contact one of our client services representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, please email me directly at phil@invesco.com.
      Thank you for investing with us.
Sincerely,

Philip Taylor
Senior Managing Director, Invesco

3 Invesco Small Cap Equity Fund

Schedule of Investments(a)

June 30, 2010
(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–96.07%
Advertising–1.05%
Interpublic Group of Cos., Inc. (The)(b)	666,689	$4,753,493

Aerospace & Defense–1.91%
AAR Corp.(b)	210,396	3,522,029

Aerovironment Inc.(b)	100,754	2,189,384

Curtiss-Wright Corp.	102,262	2,969,689

		8,681,102

Agricultural Products–0.98%
Corn Products International, Inc.	146,506	4,439,132

Air Freight & Logistics–0.88%
UTI Worldwide, Inc.	321,390	3,978,808

Airlines–1.13%
Allegiant Travel Co.	84,321	3,599,664

Continental Airlines, Inc.–Class B(b)	69,261	1,523,742

		5,123,406

Apparel Retail–2.74%
Citi Trends Inc.(b)	138,095	4,548,849

Genesco Inc.(b)	161,450	4,247,750

J. Crew Group, Inc.(b)	99,616	3,666,865

		12,463,464

Apparel, Accessories & Luxury Goods–3.34%
Carter’s, Inc.(b)	169,228	4,442,235

Hanesbrands, Inc.(b)	198,947	4,786,665

Phillips-Van Heusen Corp.	127,908	5,918,303

		15,147,203

Application Software–3.19%
Parametric Technology Corp.(b)	265,798	4,165,055

Quest Software, Inc.(b)	254,629	4,593,507

TIBCO Software Inc.(b)	476,776	5,749,918

		14,508,480

Asset Management & Custody Banks–1.72%
Affiliated Managers Group, Inc.(b)	51,923	3,155,361

SEI Investments Co.	229,489	4,672,396

		7,827,757

Auto Parts & Equipment–1.09%
TRW Automotive Holdings Corp.(b)	179,198	4,940,489

Automotive Retail–0.73%
Penske Automotive Group, Inc.(b)	292,057	3,317,768

Biotechnology–0.25%
InterMune, Inc.(b)	122,805	1,148,227

Casinos & Gaming–0.82%
Bally Technologies Inc.(b)	114,983	3,724,299

Communications Equipment–2.86%
Comtech Telecommunications Corp.(b)	110,472	3,306,427

JDS Uniphase Corp.(b)	555,317	5,464,319

Lantronix Inc.–Wts., expiring 02/09/11(c)	2,606	0

Tellabs, Inc.	662,553	4,233,714

		13,004,460

Construction, Farm Machinery & Heavy Trucks–1.90%
Titan International, Inc.	532,941	5,313,422

Trinity Industries, Inc.	187,514	3,322,748

		8,636,170

Data Processing & Outsourced Services–0.94%
Wright Express Corp.(b)	143,738	4,269,019

Diversified Chemicals–0.91%
FMC Corp.	71,820	4,124,623

Diversified Metals & Mining–1.04%
Compass Minerals International, Inc.	67,374	4,735,045

Electrical Components & Equipment–3.14%
Baldor Electric Co.	134,758	4,862,069

Belden Inc.	193,534	4,257,748

GrafTech International Ltd.(b)	350,297	5,121,342

		14,241,159

Electronic Equipment & Instruments–1.67%
OSI Systems, Inc.(b)	196,126	5,446,419

Rofin-Sinar Technologies, Inc.(b)	102,821	2,140,733

		7,587,152

Environmental & Facilities Services–2.91%
ABM Industries Inc.	257,980	5,404,681

Team, Inc.(b)	269,884	3,521,986

Waste Connections, Inc.(b)	122,328	4,268,024

		13,194,691

Gas Utilities–1.49%
Energen Corp.	71,892	3,186,972

UGI Corp.	141,097	3,589,508

		6,776,480

Health Care Distributors–0.84%
Owens & Minor, Inc.	135,298	3,839,757

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

4        Invesco Small Cap Equity Fund

	Shares	Value

Health Care Equipment–0.84%
Invacare Corp.	183,533	$3,806,474

Health Care Facilities–1.46%
Hanger Orthopedic Group, Inc.(b)	27,884	500,797

Universal Health Services, Inc.–Class B	160,302	6,115,521

		6,616,318

Health Care Services–1.69%
Emdeon, Inc.–Class A(b)	269,062	3,371,347

Gentiva Health Services, Inc.(b)	159,936	4,319,871

		7,691,218

Health Care Supplies–1.30%
Cooper Cos., Inc. (The)	148,648	5,914,704

Health Care Technology–0.70%
Omnicell, Inc.(b)	272,392	3,184,262

Home Furnishings–0.83%
Ethan Allen Interiors Inc.	268,114	3,750,915

Industrial Machinery–2.88%
Gardner Denver Inc.	106,527	4,750,039

IDEX Corp.	150,905	4,311,356

Valmont Industries, Inc.	55,197	4,010,614

		13,072,009

Insurance Brokers–0.87%
Arthur J. Gallagher & Co.	163,075	3,975,769

Integrated Telecommunication Services–1.76%
Alaska Communications Systems Group Inc.	454,481	3,858,544

Cincinnati Bell Inc.(b)	1,369,164	4,121,183

		7,979,727

Internet Software & Services–2.10%
GSI Commerce, Inc.(b)	177,988	5,126,054

Open Text Corp. (Canada)(b)	117,159	4,398,149

		9,524,203

Investment Banking & Brokerage–0.81%
KBW Inc.(b)	171,967	3,686,972

IT Consulting & Other Services–0.86%
CACI International Inc.–Class A(b)	92,467	3,927,998

Life Sciences Tools & Services–1.63%
Dionex Corp.(b)	61,157	4,553,750

eResearch Technology, Inc.(b)	360,144	2,837,935

		7,391,685

Metal & Glass Containers–0.91%
AptarGroup, Inc.	109,534	4,142,576

Movies & Entertainment–0.96%
World Wrestling Entertainment, Inc.–Class A	279,681	4,351,836

Office REIT’s–1.98%
Alexandria Real Estate Equities, Inc.	60,468	3,831,857

Digital Realty Trust, Inc.	89,700	5,173,896

		9,005,753

Oil & Gas Equipment & Services–2.82%
Complete Production Services, Inc.(b)	328,089	4,691,673

Dresser-Rand Group, Inc.(b)	142,841	4,506,634

Oceaneering International, Inc.(b)	80,246	3,603,045

		12,801,352

Oil & Gas Exploration & Production–3.63%
Arena Resources, Inc.(b)	109,491	3,492,763

Comstock Resources, Inc.(b)	149,173	4,135,076

Forest Oil Corp.(b)	173,266	4,740,558

Penn Virginia Corp.	204,349	4,109,458

		16,477,855

Packaged Foods & Meats–2.13%
Flowers Foods, Inc.	179,090	4,375,169

TreeHouse Foods, Inc.(b)	115,598	5,278,204

		9,653,373

Pharmaceuticals–3.16%
Biovail Corp. (Canada)	303,941	5,847,825

ViroPharma Inc.(b)	395,399	4,432,423

VIVUS, Inc.(b)	423,351	4,064,169

		14,344,417

Property & Casualty Insurance–1.46%
FPIC Insurance Group, Inc.(b)	118,343	3,035,498

Hanover Insurance Group Inc. (The)	82,328	3,581,268

		6,616,766

Regional Banks–7.08%
BancFirst Corp.	117,926	4,303,120

Columbia Banking System, Inc.	241,443	4,408,749

Commerce Bancshares, Inc.	113,399	4,081,230

Community Trust Bancorp, Inc.	125,824	3,158,182

First Financial Bankshares, Inc.	62,713	3,015,868

First Midwest Bancorp, Inc.	365,142	4,440,127

FirstMerit Corp.	224,241	3,841,248

Zions Bancorp.	226,877	4,893,737

		32,142,261

Restaurants–3.87%
Brinker International, Inc.	267,944	3,874,470

DineEquity, Inc.(b)	121,436	3,390,493

Papa John’s International, Inc.(b)	125,291	2,896,728

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5        Invesco Small Cap Equity Fund

	Shares	Value

Restaurants–(continued)

Sonic Corp.(b)	334,808	$2,594,762

Texas Roadhouse, Inc.(b)	380,548	4,802,516

		17,558,969

Semiconductor Equipment–1.93%
ATMI, Inc.(b)	41,570	608,585

Cymer, Inc.(b)	127,485	3,829,649

MKS Instruments, Inc.(b)	231,655	4,336,582

		8,774,816

Semiconductors–1.00%
Semtech Corp.(b)	276,918	4,533,148

Specialized REIT’s–2.62%
LaSalle Hotel Properties	256,196	5,269,952

Senior Housing Properties Trust	170,240	3,423,526

Universal Health Realty Income Trust	99,175	3,186,493

		11,879,971

Specialty Chemicals–1.33%
PolyOne Corp.(b)	531,950	4,479,019

Zep, Inc.	90,269	1,574,291

		6,053,310

Systems Software–1.66%
Ariba Inc.(b)	472,979	7,534,555

Technology Distributors–0.87%
Ingram Micro Inc.–Class A(b)	260,174	3,952,043

Trading Companies & Distributors–1.04%
Beacon Roofing Supply, Inc.(b)	261,981	4,720,898

Trucking–2.04%
Landstar System, Inc.	109,645	4,275,058

Old Dominion Freight Line, Inc.(b)	142,004	4,990,021

		9,265,079

Water Utilities–0.32%
Cascal N.V. (United Kingdom)	220,239	1,475,601

Total Common Stocks & Other Equity Interests (Cost $402,663,438)		436,269,017

Money Market Funds–3.78%
Liquid Assets Portfolio–Institutional Class(d)	8,570,263	8,570,263

Premier Portfolio–Institutional Class(d)	8,570,263	8,570,263

Total Money Market Funds (Cost $17,140,526)		17,140,526

TOTAL INVESTMENTS–99.85% (Cost $419,803,964)		453,409,543

OTHER ASSETS LESS LIABILITIES–0.15%		685,221

NET ASSETS–100.00%		$454,094,764

Investment Abbreviations:

REIT	– Real Estate Investment Trust
Wts.	– Warrants

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Non-income producing security acquired through a corporate action.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser.

Portfolio Composition

By sector, based on Net Assets
as of June 30, 2010

Industrials	17.8%

Information Technology	17.1

Financials	16.5

Consumer Discretionary	15.4

Health Care	11.9

Energy	6.5

Materials	4.2

Consumer Staples	3.1

Telecommunication Services	1.8

Utilities	1.8

Money Market Funds Plus Other Assets Less Liabilities	3.9

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6        Invesco Small Cap Equity Fund

Statement of Assets and Liabilities

June 30, 2010
(Unaudited)

Assets:
Investments, at value (Cost $402,663,438)	$436,269,017

Investments in affiliated money market funds, at value and cost	17,140,526

Total investments, at value (Cost $419,803,964)	453,409,543

Receivables for:
Investments sold	1,205,266

Fund shares sold	1,097,964

Dividends	565,417

Investment for trustee deferred compensation and retirement plans	46,948

Other assets	52,961

Total assets	456,378,099

Liabilities:
Payables for:
Investments purchased	325,983

Fund shares reacquired	1,339,260

Accrued fees to affiliates	409,852

Accrued other operating expenses	93,734

Trustee deferred compensation and retirement plans	114,506

Total liabilities	2,283,335

Net assets applicable to shares outstanding	$454,094,764

Net assets consist of:
Shares of beneficial interest	$481,672,802

Undistributed net investment income (loss)	(1,458,773)

Undistributed net realized gain (loss)	(59,724,844)

Unrealized appreciation	33,605,579

$454,094,764

Net Assets:
Class A	$276,249,582

Class B	$29,989,528

Class C	$37,751,368

Class R	$57,976,114

Class Y	$11,400,533

Institutional Class	$40,727,639

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	29,269,404

Class B	3,477,977

Class C	4,379,737

Class R	6,291,342

Class Y	1,201,422

Institutional Class	4,165,595

Class A:
Net asset value per share	$9.44

Maximum offering price per share
(Net asset value of $9.44 divided by 94.50%)	$9.99

Class B:
Net asset value and offering price per share	$8.62

Class C:
Net asset value and offering price per share	$8.62

Class R:
Net asset value and offering price per share	$9.22

Class Y:
Net asset value and offering price per share	$9.49

Institutional Class:
Net asset value and offering price per share	$9.78

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7        Invesco Small Cap Equity Fund

Statement of Operations

For the six months ended June 30, 2010
(Unaudited)

Investment income:
Dividends (net of foreign withholding taxes of $8,434)	$2,233,517

Dividends from affiliated money market funds (includes securities lending income of $30,798)	36,353

Total investment income	2,269,870

Expenses:
Advisory fees	1,782,719

Administrative services fees	80,377

Custodian fees	5,595

Distribution fees:
Class A	361,374

Class B	192,001

Class C	205,499

Class R	147,757

Transfer agent fees — A, B, C, R and Y	713,442

Transfer agent fees — Institutional	16,237

Trustees’ and officers’ fees and benefits	15,969

Other	98,388

Total expenses	3,619,358

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(8,012)

Net expenses	3,611,346

Net investment income (loss)	(1,341,476)

Net realized gain from investment securities	1,269,802

Change in net unrealized appreciation (depreciation) of investment securities	(4,195,421)

Net realized and unrealized gain (loss)	(2,925,619)

Net increase (decrease) in net assets resulting from operations	$(4,267,095)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8        Invesco Small Cap Equity Fund

Statement of Changes in Net Assets

For the six months ended June 30, 2010 and the year ended December 31, 2009
(Unaudited)

	June 30,	December 31,
	2010	2009

Operations:
Net investment income (loss)	$(1,341,476)	$(2,063,774)

Net realized gain (loss)	1,269,802	(33,735,518)

Change in net unrealized appreciation (depreciation)	(4,195,421)	112,307,706

Net increase (decrease) in net assets resulting from operations	(4,267,095)	76,508,414

Share transactions–net:
Class A	5,653,311	(39,847)

Class B	(11,476,608)	(15,759,627)

Class C	(2,431,623)	(2,262,893)

Class R	4,053,737	21,956,253

Class Y	(535,617)	6,638,350

Institutional Class	2,073,639	8,039,870

Net increase (decrease) in net assets resulting from share transactions	(2,663,161)	18,572,106

Net increase (decrease) in net assets	(6,930,256)	95,080,520

Net assets:
Beginning of period	461,025,020	365,944,500

End of period (includes undistributed net investment income (loss) of $(1,458,773) and $(117,297), respectively)	$454,094,764	$461,025,020

Notes to Financial Statements

June 30, 2010
(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco Small Cap Equity Fund, formerly AIM Small Cap Equity Fund (the “Fund”), is a series portfolio of AIM Funds Group (Invesco Funds Group), formerly AIM Funds Group (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of seven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
The Fund’s primary investment objective is long-term growth of capital.
The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class R, Class Y and Institutional Class shares are sold at net asset value. Under certain circumstances, Class R shares are subject to a CDSC. Effective April 1, 2010, Class R shares are no longer subject to a CDSC. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

9        Invesco Small Cap Equity Fund

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

10        Invesco Small Cap Equity Fund

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $250 million	0.745%

Next $250 million	0.73%

Next $500 million	0.715%

Next $1.5 billion	0.70%

Next $2.5 billion	0.685%

Next $2.5 billion	0.67%

Next $2.5 billion	0.655%

Over $10 billion	0.64%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least April 30, 2011, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Institutional Class shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75% and 1.75%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. The Board of Trustees or Invesco may terminate the fee waiver arrangement at any time. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

11        Invesco Small Cap Equity Fund

  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
  For the six months ended June 30, 2010, the Adviser waived advisory fees of $5,833.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the Invesco Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the six months ended June 30, 2010, Invesco Ltd. reimbursed expenses of the Fund in the amount of $545.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended June 30, 2010, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended June 30, 2010, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the six months ended June 30, 2010, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended June 30, 2010, IDI advised the Fund that IDI retained $18,655 in front-end sales commissions from the sale of Class A shares and $0, $21,583, $1,373 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of June 30, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Equity Securities	$453,409,543	$—	$—	$453,409,543

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangements are comprised of (1) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (2) custodian credits which result from periodic overnight cash balances at the custodian. For the six months ended June 30, 2010, the Fund received credits from these arrangements, which resulted in the reduction of the Fund’s total expenses of $1,634.

12        Invesco Small Cap Equity Fund

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the six months ended June 30, 2010, the Fund paid legal fees of $1,848 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund had a capital loss carryforward as of December 31, 2009 which expires as follows:

Capital Loss
Expiration	Carryforward*

December 31, 2016	$11,520,684

December 31, 2017	45,227,679

Total capital loss carryforward	$56,748,363

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended June 30, 2010 was $78,411,841 and $94,171,046, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$71,763,382

Aggregate unrealized (depreciation) of investment securities	(40,631,223)

Net unrealized appreciation of investment securities	$31,132,159

Cost of investments for tax purposes is $422,277,384.

13        Invesco Small Cap Equity Fund

NOTE 9—Share Information

	Summary of Share Activity

	Six months ended		Year ended
	June 30, 2010(a)		December 31, 2009
	Shares	Amount	Shares	Amount

Sold:
Class A	3,727,562	$37,971,149	10,516,085	$84,180,627

Class B	181,446	1,701,959	424,027	3,093,656

Class C	632,700	5,871,261	1,216,922	9,086,035

Class R	1,405,608	13,916,831	4,498,423	35,597,879

Class Y	209,372	2,124,022	3,722,554	29,567,670

Institutional Class	808,169	8,426,866	3,015,379	25,600,533

Automatic conversion of Class B shares to Class A shares:
Class A	785,577	8,092,155	1,118,101	8,882,239

Class B	(858,526)	(8,092,155)	(1,214,236)	(8,882,239)

Reacquired:
Class A	(4,008,250)	(40,409,993)	(11,689,879)	(93,102,713)

Class B	(553,501)	(5,086,412)	(1,376,744)	(9,971,044)

Class C	(891,669)	(8,302,884)	(1,573,176)	(11,348,928)

Class R	(1,004,252)	(9,863,094)	(1,690,444)	(13,641,626)

Class Y	(259,201)	(2,659,639)	(2,917,925)	(22,929,320)

Institutional Class	(605,250)	(6,353,227)	(2,003,335)	(17,560,663)

Net increase (decrease) in share activity	(430,215)	$(2,663,161)	2,045,752	$18,572,106

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 19% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

14        Invesco Small Cap Equity Fund

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

										Ratio of		Ratio of
				Net gains						expenses		expenses
				(losses)						to average		to average net		Ratio of net
	Net asset	Net		on securities		Distributions				net assets		assets without		investment
	value,	investment		(both	Total from	from net	Net asset		Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income		realized and	investment	realized	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)		unrealized)	operations	gains	of period	Return(a)	(000s omitted)	absorbed		absorbed		net assets		turnover(b)

Class A
Six months ended 06/30/10	$9.52	$(0.02	)(c)	$(0.06)	$(0.08)	$—	$9.44	(0.84)%	$276,250	1.39	%(d)	1.39	%(d)	(0.45	)%(d)	17%
Year ended 12/31/09	7.91	(0.03	)(c)	1.64	1.61	—	9.52	20.35	273,744	1.52		1.52		(0.41)		40
Year ended 12/31/08	11.72	(0.02	)(c)	(3.67)	(3.69)	(0.12)	7.91	(31.45)	227,885	1.41		1.41		(0.19)		51
Year ended 12/31/07	12.24	(0.05	)(c)	0.64	0.59	(1.11)	11.72	4.92	343,993	1.37		1.43		(0.42)		49
Year ended 12/31/06	12.26	(0.07	)(c)	2.16	2.09	(2.11)	12.24	16.83	245,868	1.49		1.60		(0.55)		56
Year ended 12/31/05	12.80	(0.10)		0.96	0.86	(1.40)	12.26	6.58	218,915	1.51		1.62		(0.84)		52

Class B
Six months ended 06/30/10	8.73	(0.05	)(c)	(0.06)	(0.11)	—	8.62	(1.26)	29,990	2.14	(d)	2.14	(d)	(1.20	)(d)	17
Year ended 12/31/09	7.30	(0.09	)(c)	1.52	1.43	—	8.73	19.59	41,092	2.27		2.27		(1.16)		40
Year ended 12/31/08	10.92	(0.09	)(c)	(3.41)	(3.50)	(0.12)	7.30	(32.01)	50,220	2.16		2.16		(0.94)		51
Year ended 12/31/07	11.56	(0.14	)(c)	0.61	0.47	(1.11)	10.92	4.16	107,417	2.12		2.18		(1.17)		49
Year ended 12/31/06	11.77	(0.17	)(c)	2.07	1.90	(2.11)	11.56	15.90	126,111	2.24		2.35		(1.30)		56
Year ended 12/31/05	12.42	(0.19)		0.94	0.75	(1.40)	11.77	5.89	131,547	2.21		2.32		(1.54)		52

Class C
Six months ended 06/30/10	8.72	(0.05	)(c)	(0.05)	(0.10)	—	8.62	(1.15)	37,751	2.14	(d)	2.14	(d)	(1.20	)(d)	17
Year ended 12/31/09	7.30	(0.09	)(c)	1.51	1.42	—	8.72	19.45	40,466	2.27		2.27		(1.16)		40
Year ended 12/31/08	10.92	(0.09	)(c)	(3.41)	(3.50)	(0.12)	7.30	(32.01)	36,470	2.16		2.16		(0.94)		51
Year ended 12/31/07	11.56	(0.14	)(c)	0.61	0.47	(1.11)	10.92	4.16	53,684	2.12		2.18		(1.17)		49
Year ended 12/31/06	11.76	(0.17	)(c)	2.08	1.91	(2.11)	11.56	16.00	57,221	2.24		2.35		(1.30)		56
Year ended 12/31/05	12.42	(0.19)		0.93	0.74	(1.40)	11.76	5.81	55,009	2.21		2.32		(1.54)		52

Class R
Six months ended 06/30/10	9.30	(0.03	)(c)	(0.05)	(0.08)	—	9.22	(0.86)	57,976	1.64	(d)	1.64	(d)	(0.70	)(d)	17
Year ended 12/31/09	7.75	(0.05	)(c)	1.60	1.55	—	9.30	20.00	54,795	1.77		1.77		(0.66)		40
Year ended 12/31/08	11.51	(0.04	)(c)	(3.60)	(3.64)	(0.12)	7.75	(31.59)	23,879	1.66		1.66		(0.44)		51
Year ended 12/31/07	12.07	(0.09	)(c)	0.64	0.55	(1.11)	11.51	4.65	26,251	1.62		1.68		(0.67)		49
Year ended 12/31/06	12.15	(0.11	)(c)	2.14	2.03	(2.11)	12.07	16.47	27,946	1.74		1.85		(0.80)		56
Year ended 12/31/05	12.71	(0.13)		0.97	0.84	(1.40)	12.15	6.48	17,862	1.71		1.82		(1.04)		52

Class Y
Six months ended 06/30/10	9.56	(0.01	)(c)	(0.06)	(0.07)	—	9.49	(0.73)	11,401	1.14	(d)	1.14	(d)	(0.20	)(d)	17
Year ended 12/31/09	7.91	(0.01	)(c)	1.66	1.65	—	9.56	20.86	11,957	1.27		1.27		(0.16)		40
Year ended 12/31/08(e)	9.62	0.00		(1.59)	(1.59)	(0.12)	7.91	(16.48)	3,534	1.29	(f)	1.30	(f)	(0.07	)(f)	51

Institutional Class
Six months ended 06/30/10	9.83	0.00	(c)	(0.05)	(0.05)	—	9.78	(0.51)	40,728	0.90	(d)	0.90	(d)	0.04	(d)	17
Year ended 12/31/09	8.12	0.02	(c)	1.69	1.71	—	9.83	21.06	38,971	0.90		0.90		0.21		40
Year ended 12/31/08	11.96	0.04	(c)	(3.76)	(3.72)	(0.12)	8.12	(31.07)	23,957	0.84		0.84		0.37		51
Year ended 12/31/07	12.40	0.01	(c)	0.66	0.67	(1.11)	11.96	5.50	38,463	0.84		0.89		0.11		49
Year ended 12/31/06	12.33	0.01	(c)	2.17	2.18	(2.11)	12.40	17.45	17,122	0.90		1.01		0.04		56
Year ended 12/31/05(e)	11.69	(0.01)		2.05	2.04	(1.40)	12.33	17.31	4,712	0.87	(f)	0.98	(f)	(0.20	)(f)	52

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not include sales charges and are not annualized for periods less than one year, if applicable.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period December 31, 2007, the portfolio turnover calculation excludes the value of securities purchased of $128,317,933 and sold of $144,885,693 in the effort to realign the Fund’s portfolio holding after the reorganization of AIM Opportunities I Fund into the Fund.
(c)	Calculated using average shares outstanding.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $291,495, $38,718, $41,440, $59,593, $12,773 and $43,307 for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares, respectively.
(e)	Commencement date of October 3, 2008 and April 29, 2008 for Class Y and Institutional Class shares, respectively.
(f)	Annualized.

15        Invesco Small Cap Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2010 through June 30, 2010.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(01/01/10)	(06/30/10)[1]	Period[2]	(06/30/10)	Period[2]	Ratio
A	$1,000.00	$991.60	$6.86	$1,017.90	$6.95	1.39%

B	1,000.00	987.40	10.55	1,014.18	10.69	2.14

C	1,000.00	988.50	10.55	1,014.18	10.69	2.14

R	1,000.00	991.40	8.10	1,016.66	8.20	1.64

Y	1,000.00	992.70	5.63	1,019.14	5.71	1.14

Institutional	1,000.00	994.90	4.45	1,020.33	4.51	0.90

[1]	The actual ending account value is based on the actual total return of the Fund for the period January 1, 2010 through June 30, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

16        Invesco Small Cap Equity Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Funds Group (Invesco Funds Group) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of the Invesco Small Cap Equity Fund (the Fund) investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 15-16, 2010, the Board as a whole, and the disinterested or “independent” Trustees, who comprise 85% of the Board, voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2010. In doing so, the Board considered the process that it follows in reviewing and approving the Fund’s investment advisory agreement and sub-advisory contracts and the information that it is provided and determined that the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and that the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the Fund’s investment advisory agreement and sub-advisory contracts is fair and reasonable.

The Board’s Fund Evaluation Process
The Board’s Investments Committee has established three Sub-Committees, each of which is responsible for overseeing the management of a number of the series portfolios of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risk of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to all their assigned funds. Each Sub-Committee recommends to the Investments Committee, which in turn recommends to the full Board, whether to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.
  During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by an independent company, Lipper, Inc. (Lipper). The Trustees also receive an independent written evaluation from the Senior Officer, which is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure that they are negotiated in a manner that is at arms’ length and reasonable. The independent Trustees are assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer and by independent legal counsel. The independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in private sessions with the Senior Officer and counsel.
  In evaluating the fairness and reasonableness of the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board considered the information provided to them as part of the contract renewal process as well as information provided at their meetings throughout the year as part of their ongoing oversight of the Fund, and did not identify any information that was controlling. One Trustee may weigh a particular piece of information differently than another Trustee. The Trustees recognized that the advisory arrangements and resulting advisory fees for the Fund and the other Invesco Funds are the result of years of review and negotiation between the Trustees and Invesco Advisers, that the Trustees may focus to a greater extent on certain aspects of these arrangements in some years than in others, and that the Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years.
  The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 16, 2010, and may not reflect consideration of factors that became known to the Board after that date, including, for example, changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services. The Board’s review of the qualifications of Invesco Advisers to provide these services included the Board’s consideration of Invesco Advisers’ portfolio and product review process, various back office support functions provided by Invesco Advisers and its affiliates, and Invesco Advisers’ equity and fixed income trading operations. The Board concluded that the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers are appropriate and that Invesco Advisers currently is providing satisfactory advisory services in accordance with the terms of the Fund’s investment advisory agreement. In addition, based on their ongoing meetings throughout the year with the Fund’s portfolio manager or managers, the Board concluded that these individuals are competent and able to continue to carry out their responsibilities under the Fund’s investment advisory agreement or sub-advisory contracts, as applicable.
  In determining whether to continue the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the Fund, as well as the Board’s knowledge of Invesco Advisers’ operations, and concluded that it is beneficial to maintain the current relationship, in part, because of such knowledge. The Board also considered the steps that Invesco Advisers and its affiliates continue to take to improve the services they provide to the Invesco Funds in the areas of investment performance, product line diversification, distribution, fund operations, shareholder services and compliance. The Board considered Invesco Advisers’ independent credit analysis and investment risk management procedures as they apply to the Fund and the other Invesco Funds. The Board also considered the acquisition by Invesco Ltd. of the retail mutual fund business of Morgan Stanley and how that is expected to affect product line diversification. The Board also considered assurances from Invesco Advisers that it does not expect the acquisition to diminish the quality of services provided to the Invesco Funds and that it plans to increase staffing. The Board concluded that the quality and efficiency of the services Invesco Advisers and its affiliates provide to the Invesco Funds support the Board’s approval of the continuance of the Fund’s investment advisory agreement.
  The Board reviewed the services provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board concluded that the nature, extent and quality of the services provided by the Affiliated Sub-Advisers are appropriate. The Board noted that the Affiliated Sub-Advisers, which have offices and personnel that are located in financial centers around the world, can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund.

B.	Fund Performance
The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in

17        Invesco Small Cap Equity Fund

considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
  The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of all funds in the Lipper performance universe that are not managed by Invesco Advisers or an Affiliated Sub-Adviser and against the Lipper Small-Cap Core Funds Index. The Board noted that the performance of Class A shares of the Fund was in the fifth quintile of its performance universe for the one year period, the third quintile for the three year period and the second quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that the performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. The Board noted that the investment management team has a conservative, quality bias that underperformed during the low-quality rally in 2009. Although the independent written evaluation of the Fund’s Senior Officer only considered Fund performance through the most recent calendar year, the Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board compared the Fund’s contractual advisory fee rate to the contractual advisory fee rates of funds in the Fund’s Lipper expense group that are not managed by Invesco Advisers or an Affiliated Sub-Adviser, at a common asset level. The Board noted that the contractual advisory fee rate for Class A shares of the Fund was below the median contractual advisory fee rate of funds in its expense group. The Board also reviewed the methodology used by Lipper in determining contractual fee rates, which includes using audited financial data from the most recent annual report of each fund in the expense group that was publicly available as of the end of the past calendar year. The Board noted that comparative data is as of varying dates, which may affect the comparability of data during times of market volatility.
  The Board also compared the Fund’s effective fee rate (the advisory fee after any advisory fee waivers and before any expense limitations/waivers) to the advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, including one mutual fund advised by Invesco Advisers. The Board noted that the Fund’s effective fee rate was below the effective fee rate for the other mutual fund. The Board also noted that Invesco Advisers serves as a sub-adviser to two mutual funds and that the effective fee sub-advisory rate is below the effective fee advisory rate for the Fund.
  Other than the mutual funds described above, the Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other client accounts in a manner substantially similar to the management of the Fund.
  The Board also noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least April 30, 2011 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board noted that at the current expense ratio for the Fund, this expense waiver does not have any impact.
  The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers. After taking account of the Fund’s contractual advisory and sub-advisory fee rates, the comparative advisory fee information discussed above and other relevant factors, the Board concluded that the Fund’s advisory and sub-advisory fees are fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund’s contractual advisory fee schedule includes seven breakpoints and that the Fund would share in economies of scale as the Fund’s net assets exceeded the breakpoints. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services. The Board reviewed with Invesco Advisers the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in connection with managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit with respect to the services Invesco Advisers and its subsidiaries provide to the Fund and the Invesco Funds. The Board also noted that Invesco Advisers continues to support the Invesco Funds with spending on regulatory compliance, attribution systems, global trading initiatives and a focus on building out the product line-up for the benefit of all shareholders of the Invesco Funds. The Board concluded that the Fund’s fees are fair and reasonable, and that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund is not excessive in light of the nature, quality and extent of the services provided and the support provided to the Invesco Funds. The Board considered whether Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts and concluded that Invesco Advisers and each Affiliated Sub-Adviser have the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates resulting from the relationship with the Fund, including the fees received by Invesco Advisers and its affiliates for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed by Invesco Advisers and its affiliates to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board. The Board concluded that Invesco Advisers and its affiliates are providing these services in accordance with the terms of their contracts, and are qualified to continue to provide these services to the Fund.
  The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board concluded that the soft dollar arrangements are appropriate. The Board also concluded that, based on their review and representations made by the Chief Compliance Officer of the Invesco Funds, these arrangements are consistent with regulatory requirements.
  The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through at least June 30, 2011, the advisory fees payable by the Fund in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

18        Invesco Small Cap Equity Fund

Invesco Privacy Policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
      Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important Notice Regarding Delivery of Security Holder Documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-01540 and 002-27334.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2010, is available at our website, invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

If used after October 20, 2010, this report must be accompanied by a Quarterly Performance Review for the most recent quarter-end.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SCE-SAR-1	Invesco Distributors, Inc.

ITEM 2.	CODE OF ETHICS.
The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.
Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
None.

ITEM 11.	CONTROLS AND PROCEDURES.
(a)	As of June 16, 2010, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of June 16, 2010, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

12(a) (1)	Not applicable.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Registrant: AIM Funds Group (Invesco Funds Group)

By:	/s/ Philip A. Taylor Philip A. Taylor
Principal Executive Officer

Date:	September 3, 2010
Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Philip A. Taylor Philip A. Taylor
Principal Executive Officer

Date:	September 3, 2010

By:	/s/ Sheri Morris Sheri Morris
Principal Financial Officer

Date:	September 3, 2010

EXHIBIT INDEX

12(a) (1)	Not applicable.

12(a) (2)	Certifications of principal executive officer and Principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and Principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.